UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Commodity Strategies Fund

BlackRock Global Long/Short Credit Fund

BlackRock Macro Themes Fund

BlackRock Multi-Asset Real Return Fund

BlackRock Short Obligations Fund

BlackRock Strategic Risk Allocation Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd             Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2016

Date of reporting period: 01/31/2016

Item 1 – Report to Stockholders

JANUARY 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Commodity Strategies Fund

▶   BlackRock Global Long/Short Credit Fund

▶   BlackRock Macro Themes Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK FUNDS	JANUARY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating a short-term rate hike from the Federal Reserve, which ultimately came to fruition in December. In contrast, the European Central Bank and the Bank of Japan moved to a more accommodative stance over the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Market volatility broadly increased in the latter part of 2015 and continued into 2016 given a collapse in oil prices and decelerating growth in China, while global growth and inflation failed to pick up. Oil prices were driven lower due to excess supply while the world’s largest oil producers had yet to negotiate a deal that would stabilize oil prices. In China, slower economic growth combined with a depreciating yuan and declining confidence in the country’s policymakers stoked worries about the potential impact to the broader global economy. After a long period in which global central bank policies had significant influence on investor sentiment and hence the direction of financial markets, in recent months, the underperformance of markets in Europe and Japan — where central banks had taken aggressive measures to stimulate growth and stabilize their currencies — highlighted the possibility that central banks could be losing their effectiveness.

In this environment, higher quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds outperformed risk assets including equities and high yield bonds. Large cap U.S. equities fared better than international developed and emerging markets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2016
	6-month	12-month
U.S large cap equities (S&P 500® Index)	(6.77)%	(0.67)%
U.S. small cap equities (Russell 2000® Index)	(15.80)	(9.92)
International equities (MSCI Europe, Australasia, Far East Index)	(14.58)	(8.43)
Emerging market equities (MSCI Emerging Markets Index)	(16.96)	(20.91)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.05	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.36	(0.41)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.33	(0.16)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.67	2.66
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(7.75)	(6.58)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2016	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2016, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM.

What factors influenced performance?

•

The Fund’s allocation to equities had a mixed effect on performance relative to the commodity-only benchmark. However, the Fund’s investments in precious metals equities had the largest positive impact on relative performance, as the industry was buoyed by a modest increase in the gold price. The majority of gold’s positive performance was generated during January, when the metal benefited from “safe-haven” buying at a time of global equity market weakness, currency market volatility and rising geopolitical uncertainty. Gold stocks outperformed gold, which in part reflected the proximity of the gold price to the average cost of production for companies in the industry. At the individual stock level, the Fund’s position in Barrick Gold Corp. was a notable contributor to performance. The stock benefited from its high sensitivity to the price of gold, as well as the market’s positive response to the company’s larger-than-expected reduction of debt.

•

The portion of the Fund invested in commodity futures based investments also made a positive contribution to six-month performance, with curve strategies in the energy sector aiding relative performance. Oil prices continued to trend downward due to resilient global supply and a weaker demand outlook. Natural gas prices also declined, reflecting both robust supply and above-average winter temperatures in the United States. At a time in which shorter-dated contracts declined more than longer-dated contracts for both commodities, the Fund added value by emphasizing the latter.

•

The Fund’s allocation to agricultural stocks also made a modest contribution relative to performance. While the industry was pressured by the broader weakness in the global equity markets, it outperformed due in part to its lower sensitivity to moves in the underlying commodity prices.

•

The Fund’s position in mining stocks represented the largest drag on relative performance. The mining sector was negatively impacted by deteriorating sentiment regarding China’s economic outlook, as the country consumes roughly half the world’s mined commodities.

•	The Fund’s investments in energy stocks, which were hit hard by the decline in oil prices, also weighed on relative performance. While energy stocks generally held up better than oil prices, they underperformed the Bloomberg Commodity Index total return. The Fund’s exposure to this sector therefore detracted from relative performance.

•

Approximately 50% of the Fund’s portfolio was held in fully collateralized, commodity-linked notes tied to commodity indices, using an enhanced index approach. This aspect of the Fund’s strategy contributed positively to relative performance, with the majority of outperformance occurring during the second half of the period.

Describe recent portfolio activity.

•

The Fund sought to maintain generally equal weightings in the equity and commodity futures based investments strategies, as well as balanced and broad equity exposure across commodity sectors. The Fund rebalanced its weightings in equities and commodity-linked notes at the end of January 2016 by increasing its position in equities and reducing its allocation to commodity-based investments.

•

The Fund reduced its position in energy stocks during the period. While the investment advisor held a positive longer-term view on the sector, it also believed the near-term risks were significant. The Fund added to its exposure in mining stocks following their significant underperformance, and it moderately increased its allocation to precious-metals stocks. The Fund also increased its exposure to the agriculture stocks. The investment advisor continued to identify potentially attractive opportunities in the downstream agricultural companies, such as those in the livestock and grain-handling industries.

•

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its exposure to commodity-linked notes. The Fund’s cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended the period with approximately 50% of net assets exposed to the commodity-related equity strategy and 50% exposed to the commodity-linked derivatives strategy (including collateral held against the commodity-linked note exposure). In the aggregate, the Fund was overweight relative to the benchmark in the agriculture & livestock and precious metals sub-sectors and underweight in the energy and industrial metals sub-sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS	JANUARY 31, 2016

Fund Summary as of January 31, 2016	BlackRock Commodity Strategies Fund

Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]
UBS AG, 3-month LIBOR, 2/13/17[2]	8%
JPMorgan Chase Bank, N.A., 3-month LIBOR, 12/19/16[2]	6
Morgan Stanley B.V. 3-month LIBOR, 2/10/17[2]	6
Bank of America Corp. 3-month LIBOR, 12/27/16[2]	6
Monsanto Co.	3
Exxon Mobil Corp.	3
Syngenta AG, Registered Shares	2
Tyson Foods, Inc., Class A	2
Royal Dutch Shell PLC, A Shares	2
Chevron Corp.	2

[1]	Total investments exclude short-term securities.

[2]	Represents a commodity-linked note.

Portfolio Composition	Percent of Total Investments[3]
Common Stocks	73%
Commodity-Linked Notes	26
Preferred Stocks	1

[3]	Total investments exclude short-term securities.

BLACKROCK FUNDS	JANUARY 31, 2016	5

BlackRock Commodity Strategies Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy; provided, however, that from time to time, Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

[3]

An unmanaged commodity index currently composed of futures contracts on 20 physical commodities, and assumes that the futures positions are fully collateralized. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2016

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(14.90)%	(24.33)%	N/A	(10.78)%	N/A
Investor A	(15.13)	(24.49)	(28.45)%	(10.97)	(12.07)%
Investor C	(15.28)	(24.97)	(25.72)	(11.62)	(11.62)
Bloomberg Commodity Index Total ReturnSM	(15.81)	(23.36)	N/A	(12.84)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 3, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$851.00	$ 5.96	$1,000.00	$1,018.70	$ 6.50	1.28%
Investor A	$1,000.00	$848.70	$ 6.97	$1,000.00	$1,017.60	$ 7.61	1.50%
Investor C	$1,000.00	$847.20	$10.45	$1,000.00	$1,013.83	$11.39	2.25%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights on pages 78-80.

6	BLACKROCK FUNDS	JANUARY 31, 2016

Fund Summary as of January 31, 2016	BlackRock Global Long/Short Credit Fund

Investment Objective

BlackRock Global Long/Short Credit Fund’s (the “Fund”) investment objective is to seek absolute total returns over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2016, the Fund underperformed the benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The largest detractors from Fund returns were from event-based strategies, namely long positions in a Portuguese bank and in a Spanish infrastructure credit. In the case of the former, the bond’s value was negatively impacted by an unexpected recapitalization put forward by Portugal’s central bank that may have breached a number of banking regulation principles, and the managers are assessing possible next steps from a legal perspective.

•

Long positions in U.S. and European high yield bonds detracted throughout the period as credit spreads widened due to commodity weakness, poor sentiment and liquidity concerns for the sector. Likewise, long positions in European hybrid securities from telecommunications, utility and transportation issuers detracted as asset prices reflected the broader deterioration in risk sentiment.

•

Positioning in European financials hindered results, as the sector broadly moved with risk assets and responded to investor concerns around the Bank of Portugal’s bondholder-unfriendly actions and recent earnings woes.

•

U.S. bank loans and collateralized loan obligations (“CLOs”) came under pressure with the selloff in U.S. high yield bonds. Additionally, tactical long positions in technology credits and capital structure trades in technology and energy credits detracted modestly.

•

On the positive side, given poor credit market sentiment for much of the period, the most significant contributors to performance were short positions and derivative strategies, as well as exposure to assets with lower volatility. The leading positive contributors to performance were short positions in several energy-related credits given the collapse in commodity prices during the period. Additionally, short positions in financial and cyclical credits in anticipation of spread widening was beneficial. In Europe, long positions in convertible bonds versus short positions in the corresponding equities performed well. Long positions in European bank loans and CLOs contributed positively, as did security selection in U.S. financial and industrial credits.

•

As part of its investment strategy, the Fund uses derivatives to manage duration (sensitivity to interest rate movements) and currency risk. The Fund also has the flexibility to utilize derivatives in order to express a positive or negative view on a particular issuer or sector, or to manage overall credit risk. Derivatives may also serve as a more liquid way to express exposures and depending on the market environment the Fund may utilize various instruments, including not but limited to: bonds, equities and derivatives. During the period, the Fund’s derivative holdings had a net positive impact on performance. This included the use of options to manage exposure to downside moves in the equity market and potential downside moves on single issuers, credit default swaps to express long and short views on credit issuers and credit indices, and forward foreign currency contracts, which help manage non-dollar currency exposure back to U.S. dollars.

Describe recent portfolio activity.

•

During the six-month period, while fundamentals for corporate issuers remained strong, the broader market backdrop experienced substantial volatility. In the midst of this volatility, the Fund sought to reduce risk, using market strength in October as an opportunity to reduce exposures in Europe. In particular, positions were lowered with respect to chemicals and telecommunications/cable credits, senior and subordinated securities of core and peripheral banks, and investment grade hybrid securities. In addition, certain convertible bond positions, which have performed well to date, were closed out.

•

In the United States, the Fund essentially maintained its overall exposures, rotating out of core high yield and investment grade credit bond positions while building positions through the new issue market. Exposure was reduced with respect to CLOs, while positions were initiated in commercial mortgage-backed securities. Toward the end of the period, exposure to financials was reduced and short positions were built in certain investment grade credit issuers vulnerable to potential spread widening, namely energy and other cyclical credits. In derivative strategies, a mix of equity options and credit indices was utilized.

•

The Fund’s cash exposure had no material impact on performance as the Fund may express long and short positions via the credit default swap market, which does not require a cash outlay like that of traditional cash bonds.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s positioning reflected a view that macro factors have become less supportive, with slowing global growth dynamics, heightened volatility and credit-based investment vehicles vulnerable to outflows given recent underperformance. The Fund was also positioned in the expectation that traditional credit sectors such as high yield and investment grade corporates will play a reduced role in return generation for 2016. The focus within the Fund was on security selection and on the utilization of market-neutral, idiosyncratic approach to capitalize on dislocations across credits and sectors.

•	The Fund ended the period with a net long credit position in Europe at 19% of net assets, 21% in the United States, 3% in Asia and emerging markets, and 42% overall.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK FUNDS	JANUARY 31, 2016	7

BlackRock Global Long/Short Credit Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund seeks to provide absolute total returns over a complete market cycle through diversified long and short exposure to the global fixed income markets. Under normal circumstances, the Fund invests at least 80% of its total assets in credit-related instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2016
				Average Annual Total Returns[5]
				1 Year		Since Inception[6]
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.59%	2.59%	(2.73)%	(1.98)%	N/A	2.42%	N/A
Investor A	2.24	2.23	(2.85)	(2.20)	(6.11)%	2.19	1.23%
Investor C	1.60	1.59	(3.25)	(2.97)	(3.90)	1.43	1.43
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.05	0.05	N/A	0.06	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on September 30, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[7]	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]
Institutional	$1,000.00	$972.70	$ 9.37	$ 5.31	$1,000.00	$1,015.63	$ 9.58	$1,019.76	$ 5.43
Investor A	$1,000.00	$971.50	$10.70	$ 6.69	$1,000.00	$1,014.28	$10.94	$1,018.35	$ 6.85
Investor C	$1,000.00	$967.50	$14.24	$10.24	$1,000.00	$1,010.66	$14.56	$1,014.73	$10.48

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.89% for Institutional, 2.16% for Investor A and 2.88% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.07% for Institutional, 1.35% for Investor A and 2.07% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

8	BLACKROCK FUNDS	JANUARY 31, 2016

BlackRock Global Long/Short Credit Fund’s Portfolio Information

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	43%	19%	62%
United Kingdom	4	1	5
Italy	4	—	4
France	3	1	4
Spain	3	—	3
Netherlands	3	—	3
Germany	2	—	2
Luxembourg	2	—	2
Ireland	2	—	2
Cayman Islands	2	—	2
Canada	1	1	2
Belgium	1	1	2
Other[2]	6	1	7
Total	76%	24%	100%

[1]	Total investments include the gross market values of long and short positions and exclude short-term securities.

[2]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

Credit Quality Allocation[3]	Percent of Total Investments[4]
AAA/Aaa[5]	7%
AA/Aa	2
A	13
BBB/Baa	24
BB/Ba	26
B	18
CCC/Caa	2
N/R	8

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Total investments exclude Short-Term Securities, Options Purchased, Options Written, Borrowed Bonds and Investments Sold Short.

[5]

The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/ Aaa.

BLACKROCK FUNDS	JANUARY 31, 2016	9

Fund Summary as of January 31, 2016	BlackRock Macro Themes Fund

Investment Objective

BlackRock Macro Themes Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended January 31, 2016, the Fund underperformed its BofA Merrill Lynch 3-Month U.S. Treasury Bill Index benchmark and outperformed its MSCI All Country World Index (ACWI) benchmark.

Underlying Fund Strategies

•

The Fund utilizes underlying investment strategies, which are diversified across various asset classes, including equity, fixed income, commodities, foreign exchange, and assets associated with market volatility. However, notwithstanding their categorization for financial reporting purposes, many of the positions held by the Fund provided exposure to multiple types of underlying strategies. These include:

•	Tactical strategies use short-term positions to manage risk and boost returns through temporary asset price dislocations.

•	Thematic strategies use global multi-asset strategies that seek to exploit medium-term macro-economic trends.

•	Cyclical strategies use high conviction positions held for long-term growth.

•	Discretionary volatility strategies are based on fundamental research that benefits from current and expected volatility levels of different asset classes.

•	Systematic volatility strategies utilize algorithms to benefit from current and expected volatility levels of different asset classes.

What factors influenced performance?

•

The Fund employs a top down, dynamic approach to asset allocation and seeks to achieve total return by investing in a global portfolio that uses multiple strategies across a variety of asset classes, including equity securities, fixed and floating rate debt securities, and currency, commodity and cash instruments. Asset allocation is expected to be highly dynamic over time so that the Fund can adapt to a range of different market environments. The portfolio will be comprised of strategies that seek to generate growth over multiple time horizons in order to diversify sources of returns.

•

For the six-month period, the largest detractors from performance were related to the Fund’s long equity positions. A customized basket of stocks designed to provide exposure to domestically focused European peripheral companies was the largest detractor, followed by a customized equity basket of global consumer brand stocks. U.S. equity exposure also weighed on returns, principally via homebuilders and a basket of companies that exhibit above average lobbying intensity. Finally, as interest rates fell during the period, short exposure to U.S. Treasury bonds detracted from results.

•

Elsewhere, short exposures were the primary contributors to performance, as many global equity markets experienced double-digit declines. Concerns surrounding China, commodities, global growth, and policy all weighed on investors during the time period. Short exposure to European auto stocks was the largest contributor, followed by a short position in a customized equity basket of global industrial companies. Within currencies, a short position in the pound versus the U.S. dollar was additive, as risks of a U.K. exit from the European Union increased. The Fund’s bearish stance on commodities via short crude oil exposure benefited performance as well.

•

The Fund utilizes derivatives to a material degree on a regular basis. These include, but are not limited to, total return, variance, interest rate and credit default swaps, options, futures, options on futures and swaps, indexed and inverse securities and foreign exchange transactions, to manage exposure to certain risks, as well as to enhance returns. During the period, the use of financial futures contracts and swaps detracted from performance.

•

The Fund had a significant cash allocation in order to cover derivatives positions and foreign exchange positions across different currencies, for both managing exposure to certain risks and to enhance returns. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

As market volatility increased in the third quarter of 2015, the Fund tactically reduced sensitivity to equities and increased sensitivity to fixed income. This defensive positioning was somewhat reversed during the fourth quarter, as markets rebounded and concerns around policy and the macro-economic backdrop abated. However, as macro-economic risks increased, resulting in equity markets dropping sharply at the outset of 2016, the Fund reduced risk exposure once again to close the period with an overall defensive positioning.

•

Within equities, the Fund reduced exposure to both developed and emerging markets over the period. In developed markets, the Fund reduced exposure to North America, Japan, and the United Kingdom, while increasing exposure to both core and peripheral European equities. In emerging markets, the Fund moved from an overall long stance to a more bearish positioning, with outright short positions in Chinese equities. From a sector perspective, the Fund reduced exposure to technology, consumer staples, and materials, increased short exposure to energy, and increased exposure to health care and transportation stocks.

•

The Fund actively managed sensitivity to fixed income as markets experienced heightened volatility. After initially increasing fixed income exposure, the Fund gradually reduced this position and finished the period with significantly less exposure to fixed income assets, primarily through a decreased weighting in international bonds. Within currencies, the Fund significantly increased long exposure to the U.S. dollar and correspondingly shorted Asian and commodity-sensitive currencies.

•

In terms of alternative asset classes, the Fund reduced exposure to commodities during the period and tactically traded both volatility products and crude oil to take advantage of extreme market movements. In addition, toward the end of the period, the Fund initiated long positions in gold and silver as diversifiers for the broader portfolio.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund’s risk (including derivatives) was diversified across equity 32%, fixed income 7%, cash and foreign exchange 56%, commodities 3%, and volatility strategies 3%. Geographically, the portfolio was allocated in Europe 45%, North America 15%, Emerging Markets 27%, Global Diversified 9%, and Japan 4%. Overall, the portfolio was positioned defensively with lower risk relative to historical averages, lower sensitivity to equity markets due to targeted short exposures versus longs, and generally low sensitivity to interest rate risk.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results

10	BLACKROCK FUNDS	JANUARY 31, 2016

BlackRock Macro Themes Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt securities, and currency, commodity and cash instruments.

[3]	An unmanaged index that tracks 3-month U.S. Treasury securities.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2016

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.47)%	(6.00)%	N/A	(5.42)%	N/A
Investor A	(6.55)	(6.27)	(11.19)%	(5.68)	(9.97)%
Investor C	(6.88)	(6.97)	(7.88)	(6.360)	(6.36)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05	0.05	N/A	0.05	N/A
MSCI All Country World Index (ACWI)	(11.40)	(6.80)	N/A	(8.48)	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 13 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 4, 2014.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$935.30	$ 5.84	$1,000.00	$1,019.10	$ 6.09	1.20%
Investor A	$1,000.00	$934.50	$ 7.05	$1,000.00	$1,017.85	$ 7.35	1.45%
Investor C	$1,000.00	$931.20	$10.68	$1,000.00	$1,014.08	$11.14	2.20%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366. The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2016	11

BlackRock Macro Themes Fund’s Portfolio Information

Ten Largest Holdings	Percent of Total Investments[1]
U.S. Treasury Inflation Indexed Notes	16%
Portugal Obrigacoes do Tesouro OT	6
U.S. Treasury Note	4
Financial Select Sector SPDR Fund	3
Canada Housing Trust No 1	2
South Africa Government Bonds	2
Republic of Turkey	2
Republic of Indonesia	2
Nordea Bank AB	2
Source Physical Gold P-ETC	1

[1]	Total investments exclude short-term securities, options purchased and options written.

Portfolio Composition	Percent of Total Investments[2]
Corporate Bonds	44%
Foreign Government Obligations	21
U.S. Treasury Obligations	21
Common Stocks	7
Investment Companies	6
Foreign Agency Obligations	1

[2]	Total investments exclude short-term securities, options purchased and options written.

12	BLACKROCK FUNDS	JANUARY 31, 2016

The Benefits and Risks of Leveraging

BlackRock Global Long/Short Credit Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

BlackRock Global Long/Short Credit Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by BlackRock Global Long/Short Credit Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of BlackRock Global Long/Short Credit Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, BlackRock Global Long/Short Credit Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to BlackRock Global Long/Short Credit Fund shareholders, and the value of these portfolio holdings is reflected in BlackRock Global Long/Short Credit Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed BlackRock Global Long/Short Credit Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if BlackRock Global Long/Short Credit Fund had not used leverage.

Furthermore, the value of BlackRock Global Long/Short Credit Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence BlackRock Global Long/Short Credit Fund’s NAV positively or negatively in addition to the impact on BlackRock Global Long/Short Credit Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in BlackRock Global Long/Short Credit Fund’s NAV and distribution rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of BlackRock Global Long/Short Credit Fund’s shares than if BlackRock Global Long/Short Credit Fund were not leveraged. In addition, BlackRock Global Long/Short Credit Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause BlackRock Global Long/Short Credit Fund to incur losses. The use of leverage may limit BlackRock Global Long/Short Credit Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. BlackRock Global Long/Short Credit Fund incurs expenses in connection with the use of leverage, all of which are borne by BlackRock Global Long/Short Credit Fund shareholders and may reduce income.

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% for BlackRock Commodity Strategies Fund and BlackRock Macro Themes Fund and 4.00% for BlackRock Global Long/Short Credit Fund. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.

Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waiver and/or reimbursements.

BLACKROCK FUNDS	JANUARY 31, 2016	13

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2015 and held through January 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Commodity Strategies Fund
(Percentages shown are based on Net Assets)

Commodity-Linked Notes	Par (000)	Value
Bank of America Corp. 3-month LIBOR (Indexed to the Bloomberg Commodity Index Roll Select Total Return, multiplied by 3), 12/27/16	$5,000	$4,294,767
JPMorgan Chase Bank, N.A., 3-month LIBOR (Indexed to the Performance of the J.P. Morgan Enhanced Beta Select Alternative Benchmark Total Return Index, multiplied by 3), 12/19/16 (a)	5,000	4,581,385
Morgan Stanley B.V. 3-month LIBOR (Indexed to the Morgan Stanley HDX RADAR MS Dynamic Roll Total Return IndexSM, multiplied by 3), 2/10/17 (a)	4,000	4,330,266
UBS AG, 3-month LIBOR (Indexed to the Bloomberg Commodity Total Return IndexSM, multiplied by 3), 2/13/17 (a)	5,000	5,561,451
Total Commodity-Linked Notes — 16.9%		18,767,869

Common Stocks	Shares
Chemicals — 6.3%
Albemarle Corp.	8,722	459,126
CF Industries Holdings, Inc.	28,556	856,680
Highfield Resources Ltd. (b)(c)	175,917	239,962
Monsanto Co.	23,122	2,094,853
Mosaic Co.	14,952	360,343
Potash Corp. of Saskatchewan, Inc.	46,296	754,625
Syngenta AG, Registered Shares	4,662	1,716,620
Umicore SA	7,051	259,232
Yara International ASA	6,354	240,879

		6,982,320
Energy Equipment & Services — 0.9%
Halliburton Co.	4,500	143,055
Schlumberger Ltd.	11,357	820,770

		963,825
Food & Staples Retailing — 0.6%
Fyffes PLC	319,951	499,106
Total Produce PLC (b)	74,359	110,760

		609,866

Common Stocks	Shares	Value
Food Products — 9.9%
Adecoagro SA (b)	18,468	$220,139
Agt Food & Ingredients, Inc.	11,031	276,543
Archer-Daniels-Midland Co.	19,878	702,687
Astra Agro Lestari Tbk PT	508,700	636,291
BRF SA — ADR	25,067	304,063
Bumitama Agri Ltd.	53,300	25,442
Bunge Ltd.	18,350	1,137,884
Calavo Growers, Inc.	3,244	167,877
First Resources Ltd.	409,300	504,169
Glanbia PLC	48,741	925,362
Hormel Foods Corp.	3,938	316,655
Ingredion, Inc.	2,340	235,685
Input Capital Corp. (b)	63,587	78,071
Kerry Group PLC (b)	5,290	431,359
Leroy Seafood Group ASA	9,518	365,033
Marine Harvest ASA	25,936	353,489
Mead Johnson Nutrition Co.	5,569	403,697
MG Unit Trust (b)	183,745	311,691
Pilgrim’s Pride Corp.	41,146	912,618
Purecircle Ltd. (b)	26,185	152,043
Sao Martinho SA	17,554	209,781
Select Harvests Ltd. (c)	47,375	180,545
SunOpta, Inc. (b)	40,095	237,362
Synlait Milk Ltd. (b)	71,890	134,322
Tyson Foods, Inc., Class A	25,855	1,379,623
Wilmar International Ltd.	201,300	406,998

		11,009,429
Machinery — 0.4%
Kubota Corp.	33,000	487,740
Metals & Mining — 14.4%
Acacia Mining PLC	35,758	105,649
African Rainbow Minerals Ltd.	5,425	19,663
Agnico Eagle Mines Ltd.	33,235	985,022
Alamos Gold, Inc.	55,807	182,053
AngloGold Ashanti Ltd. (b)	38,345	331,069
AuRico Metals, Inc. (b)	9,962	4,124
Aurubis AG	284	11,579
Barrick Gold Corp.	85,309	845,747

Portfolio Abbreviations
ADR	American Depositary Receipts	DKK	Danish Krone	LIBOR	London Interbank Offered Rate	S&P	Standard & Poor’s
AKA	Also Known As	ETF	Exchange Traded Fund	LP	Limited Partnership	SEK	Swedish Krona
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso	SGD	Singapore Dollar
BBSW	Bank-Bill Reference Rate	EURIBOR	Euro Interbank Offered Rate	MYR	Malaysian Ringgit	SOR	Swap Offer Rate
BRL	Brazilian Real	FKA	Formerly Known As	NIBOR	Norwegian Interbank Offered Rate	SPDR	Standard & Poor’s
BUBOR	Budapest Interbank Offer Rate	GBP	British Pound	NOK	Norwegian Krone		Depositary Receipts
CAD	Canadian Dollar	HIBOR	Hong Kong Interbank Offered Rate	NZD	New Zealand Dollar	TELBOR	Tel Aviv Interbank
CDI	Brazil Interbank Deposit Rate	HKD	Hong Kong Dollar	OTC	Over-the-counter		Offered Rate
	Annualized	HUF	Hungarian Forint	PIK	Payment-in-kind	TRY	Turkish Lira
CDO	Collateralized Debt Obligation	IDR	Indonesian Rupiah	PHP	Philippine Peso	TWD	Taiwan Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	PLN	Polish Zloty	USD	U.S. Dollar
CLO	Collateralized Loan Obligation	INR	Indian Rupee	PRIBOR	Prague Interbank Offered Rate	WIBOR	Warsaw Interbank
CNH	Chinese Yuan	JIBAR	Johannesburg Interbank Agreed Rate	REIT	Real Estate Investment Trust		Offered Rate
CNY	Chinese Yuan Renmimbi	JPY	Japanese Yen	RON	Romanian New Leu	WOP	Worst of Put
CZK	Czech Republic Koruna	KRW	Korean Won	RUB	Russian Ruble	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	15

Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Common Stocks	Shares	Value
Metals & Mining (continued)
Belo Sun Mining Corp. (b)	466,642	$86,606
BHP Billiton PLC	80,568	782,330
Boliden AB	15,171	211,068
Centamin PLC	255,029	247,358
Detour Gold Corp. (b)	40,620	494,086
Dominion Diamond Corp.	29,835	318,390
Eldorado Gold Corp.	237,160	538,346
First Quantum Minerals Ltd.	60,912	131,746
Franco-Nevada Corp.	10,465	463,376
Fresnillo PLC	67,384	697,489
Glencore PLC	582,900	751,534
Gold Fields Ltd. — ADR	97,809	332,551
Goldcorp, Inc.	57,749	657,916
HudBay Minerals, Inc.	19,909	39,224
Iluka Resources Ltd.	51,011	200,139
Industrias Penoles SAB de CV	6,967	66,444
Kinross Gold Corp. (b)	42,317	69,778
Lundin Mining Corp. (b)	147,698	365,845
MAG Silver Corp. (b)	47,889	313,813
Metals X Ltd.	364,858	258,069
MMC Norilsk Nickel PJSC — ADR	26,167	301,706
Mountain Province Diamonds, Inc. (b)	320	982
Nevsun Resources Ltd.	54,854	149,185
New Gold, Inc. (b)	49,615	122,187
Newcrest Mining Ltd. (b)	80,025	752,290
Newmont Mining Corp.	21,336	425,867
Northern Star Resources Ltd.	60,641	127,858
Oceanagold Corp.	219,298	452,403
Osisko Gold Royalties Ltd.	12,761	129,714
OZ Minerals Ltd.	37,000	101,209
Petra Diamonds Ltd.	41,097	51,825
Polymetal International PLC	8,763	72,268
Randgold Resources Ltd.	4,150	294,528
Randgold Resources Ltd. — ADR	17,049	1,205,705
Rio Tinto PLC	24,146	592,106
Sandfire Resources NL	339	1,200
Sierra Metals, Inc. (b)	176,284	128,353
Silver Wheaton Corp.	52,270	616,017
Sociedad Minera Cerro Verde SAA (b)	5,514	77,196
Tahoe Resources, Inc.	28,050	217,849
TMAC Resources, Inc. (b)	70,129	312,875
Trevali Mining Corp. (b)	139,147	34,764
Volcan Cia Minera SAA, Class B	588,947	40,554
Western Areas Ltd.	70,607	96,076
Yamana Gold, Inc.	53,680	92,347

		15,908,078
Oil, Gas & Consumable Fuels — 14.0%
Altagas Ltd.	21,450	501,914
Anadarko Petroleum Corp.	4,711	184,153
BG Group PLC	56,830	860,002
BP PLC	146,300	790,056
Cabot Oil & Gas Corp.	12,500	259,375
Cairn Energy PLC (b)	76,928	157,252
Cameco Corp.	19,609	238,096
Carrizo Oil & Gas, Inc. (b)	4,200	113,946
Chevron Corp.	14,285	1,235,224
China Shenhua Energy Co. Ltd., H Shares	19,500	29,443
Cimarex Energy Co.	4,099	381,207
Concho Resources, Inc. (b)	1,800	171,234
ConocoPhillips	20,154	787,618
Devon Energy Corp.	7,899	220,382
Enbridge, Inc.	23,893	829,919
EnCana Corp.	33,900	148,822
Energen Corp.	2,900	102,283
EOG Resources, Inc.	10,675	758,140

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	6,500	$401,310
Exxon Mobil Corp.	25,091	1,953,334
Green Plains, Inc.	9,183	174,018
Hess Corp.	9,480	402,900
Kosmos Energy Ltd. (b)	22,921	104,749
Marathon Oil Corp.	18,291	177,971
Noble Energy, Inc.	9,455	306,058
Occidental Petroleum Corp.	11,238	773,512
Oil Search Ltd.	67,050	315,087
Phillips 66	4,601	368,770
Pioneer Natural Resources Co.	4,124	511,170
Royal Dutch Shell PLC, A Shares	62,300	1,360,982
Tesoro Corp.	1,000	87,250
TOTAL SA	12,716	564,854
Valero Energy Corp.	4,200	285,054

		15,556,085
Paper & Forest Products — 0.7%
Interfor Corp. (b)	30,469	235,983
Louisiana-Pacific Corp. (b)	21,960	345,211
West Fraser Timber Co. Ltd.	4,453	153,053

		734,247
Total Common Stocks — 47.2%		52,251,590

Preferred Stocks
Food Products — 0.5%
Tyson Foods, Inc., 4.75%	10,085	605,503
Total Long-Term Investments (Cost — $73,801,328) — 64.6%		71,624,962

Short-Term Securities
Money Market Funds
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.32% (d)(e)	1,191,073	1,191,073
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)(f)	$459	459,321
Total Money Market Funds — 1.5%		1,650,394
U.S. Treasury Obligations	Par (000)
U.S. Treasury Bills (g):
0.09%, 2/11/16	6,000	5,999,652
0.14%, 3/10/16	7,000	6,998,208
0.22%, 4/07/16	8,000	7,996,008
0.27%, 4/28/16	8,000	7,993,920
0.42%, 7/28/16	6,000	5,987,436
Total U.S. Treasury Obligations — 31.6%		34,975,224
Total Short-Term Securities (Cost — $36,628,388) — 33.1%		36,625,618
Total Investments (Cost — $110,429,716) — 97.7%		$108,250,580
Other Assets Less Liabilities — 2.3%		2,550,291

Net Assets — 100.0%		$110,800,871

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Commodity Strategies Fund

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2015	Net Activity	Shares/Beneficial Interest Held at January 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	3,481,404	(2,290,331)	1,191,073	$2,820
BlackRock Liquidity Series, LLC Money Market Series	$2,239,796	$(1,780,475)	$ 459,321	$44,294	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(g)	Rates are discount rates or a range of discount rates at the time of purchase.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Commodity-Linked Notes	—	$18,767,869	—	$18,767,869
Common Stocks:
Chemicals	$4,525,627	2,456,693	—	6,982,320
Energy Equipment & Services	963,825	—	—	963,825
Food & Staples Retailing	609,866	—	—	609,866
Food Products	6,760,170	4,249,259	—	11,009,429
Machinery	—	487,740	—	487,740
Metals & Mining	10,254,596	5,653,482	—	15,908,078
Oil, Gas & Consumable Fuels	11,478,409	4,077,676	—	15,556,085
Paper & Forest Products	734,247	—	—	734,247
Preferred Stocks	605,503	—	—	605,503
Short-Term Securities:
Money Market Funds	1,191,073	459,321	—	1,650,394
U.S. Treasury Obligations	—	34,975,224	—	34,975,224

Total	$37,123,316	$71,127,264	—	$108,250,580

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,594,375	—	—	$3,594,375
Liabilities:
Collateral on securities loaned at value	—	$(459,321)	—	(459,321)

Total	$3,594,375	$(459,321)	—	$3,135,054

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	17

Schedule of Investments (concluded)	BlackRock Commodity Strategies Fund

During the six months ended January 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Commodity-Linked Notes
Assets:
Opening Balance, as of July 31, 2015	$ 18,806,085
Transfers into Level 3
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(8,990,423)
Net change in unrealized appreciation (depreciation)[1,2]	5,193,915
Purchases	—
Sales	(15,009,577)

Closing Balance, as of January 31, 2016	—

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2016[2]	—

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Global Long/Short Credit Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cayman Islands — 1.7%
ACAS CLO Ltd., Series 2014-1A, Class C, 3.22%, 7/18/26 (a)(b)	USD	1,795	$1,685,011
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.97%, 4/15/24 (a)(b)		1,000	920,220
ALM VIII Ltd.:
Series 2013-8A, Class B, 3.07%, 1/20/26 (a)(b)		1,520	1,438,521
Series 2013-8A, Class D, 4.82%, 1/20/26 (a)(b)		1,450	972,732
ALM XIV Ltd.:
Series 2014-14A, Class B, 3.27%, 7/28/26 (a)(b)		2,290	2,194,275
Series 2014-14A, Class C, 3.77%, 7/28/26 (a)(b)		2,375	2,092,634
Apidos CLO XII, Series 2013-12A, Class D, 3.37%, 4/15/25 (a)(b)		1,500	1,332,929
Apidos CLO XVII, Series 2014-17A, Class B, 3.17%, 4/17/26 (a)(b)		1,080	1,032,277
Apidos CLO XVIII, Series 2014-18A, Class C, 3.97%, 7/22/26 (a)(b)		880	774,119
Ares XXV CLO Ltd., Series 2012-3X, Class C, 3.47%, 1/17/24 (b)		1,300	1,257,238
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.06%, 2/17/26 (a)(b)		1,800	1,700,151
Atlas Senior Loan Fund V Ltd.:
Series 2014-1A, Class C, 3.62%, 7/16/26 (a)(b)		500	478,153
Series 2014-1A, Class D, 4.07%, 7/16/26 (a)(b)		980	835,885
Avalon IV Capital Ltd., Series 2012-1AR, Class CR, 3.17%, 4/17/23 (a)(b)		1,185	1,178,925
Benefit Street Partners CLO III Ltd., Series 2013-IIIA, Class C, 3.57%, 1/20/26 (a)(b)		1,070	880,699
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 3.82%, 7/20/26 (a)(b)		1,000	877,670
BlueMountain CLO Ltd., Series 2011-1A, Class D, 4.36%, 8/16/22 (a)(b)		2,000	1,971,464
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class C, 4.82%, 10/04/24 (a)(b)		3,495	3,389,300
Series 2012-4A, Class D, 5.12%, 1/20/25 (a)(b)		726	706,186
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 3.92%, 5/20/26 (a)(b)		1,105	954,634
CIFC Funding Ltd.:
Series 2012-1AR, Class B1R, 4.46%, 8/14/24 (a)(b)		1,500	1,414,584
Series 2014-2A, Class B1L, 3.88%, 5/24/26 (a)(b)		1,355	1,191,912
Series 2014-4A, Class D, 4.02%, 10/17/26 (a)(b)		3,250	2,824,305
Dryden 34 Senior Loan Fund, Series 2014-34A, Class C, 3.12%, 10/15/26 (a)(b)		1,000	947,906
Eaton Vance CLO Ltd., Series 2014-1A, Class INC, 0.00%, 7/15/26 (a)(b)		4,000	951,799
Flatiron CLO Ltd., Series 2013-1A, Class A1, 1.72%, 1/17/26 (a)(b)		3,205	3,157,440
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class ER, 8.54%, 4/20/23 (a)(b)		1,045	805,726
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(c)		1,455	322,659
Galaxy XV CLO Ltd., Series 2013-15A, Class C, 2.92%, 4/15/25 (a)(b)		1,000	945,546
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 6.12%, 7/17/23 (a)(b)		1,000	922,196

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.47%, 7/15/25 (a)(b)	USD	1,640	$1,605,560
LCM X LP:
Series 10AR, Class CR, 3.17%, 4/15/22 (a)(b)		645	637,943
Series 10AR, Class DR, 4.07%, 4/15/22 (a)(b)		2,000	1,940,486
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.17%, 8/15/22 (a)(b)		1,500	1,419,689
Madison Park Funding Ltd.:
Series 2012-8AR, Class CR, 3.12%, 4/22/22 (a)(b)		1,252	1,251,180
Series 2012-8AR, Class DR, 4.17%, 4/22/22 (a)(b)		864	827,732
Madison Park Funding X Ltd., Series 2012-10A, Class D, 4.57%, 1/20/25 (a)(b)		2,630	2,528,513
Madison Park Funding XI Ltd., Series 2013-11A, Class C, 3.07%, 10/23/25 (a)(b)		2,680	2,482,137
Mountain Hawk II CLO Ltd., Series 2013-2A, Class A1, 1.78%, 7/22/24 (a)(b)		2,320	2,291,000
Neuberger Berman CLO XII Ltd., Series 2012-12AR, Class DR, 4.32%, 7/25/23 (a)(b)		2,000	1,881,876
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 3.88%, 8/04/25 (a)(b)		568	492,457
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class D, 3.82%, 10/25/25 (a)(b)		1,000	879,226
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class C, 4.06%, 12/16/24 (a)(b)		1,000	913,206
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 1.79%, 11/20/23 (a)(b)		3,350	3,338,481
OZLM Funding IV Ltd., Series 2013-4A, Class C, 3.82%, 7/22/25 (a)(b)		1,000	895,545
OZLM VII Ltd., Series 2014-7A, Class C, 4.22%, 7/17/26 (a)(b)		1,062	934,692
OZLM VIII Ltd.:
Series 2014-8A, Class B, 3.62%, 10/17/26 (a)(b)		3,000	2,848,493
Series 2014-8A, Class C, 4.12%, 10/17/26 (a)(b)		1,700	1,487,506
Palmer Square CLO Ltd., Series 2014-1A, Class C, 4.47%, 10/17/22 (a)(b)		1,215	1,171,195
Pinnacle Park CLO Ltd., Series 2014-1A, Class D, 3.82%, 4/15/26 (a)(b)		1,050	928,768
Race Point V CLO Ltd., Series 2011-5AR, Class DR, 4.09%, 12/15/22 (a)(b)		1,645	1,641,631
RAIT Preferred Funding II Ltd., Series 2007-2A, Class A1T, 0.72%, 6/25/45 (a)(b)		2,163	2,022,088
Regatta IV Funding Ltd.:
Series 2014-1A, Class C, 3.27%, 7/25/26 (a)(b)		550	519,991
Series 2014-1A, Class D, 3.82%, 7/25/26 (a)(b)		660	563,714
Seneca Park CLO Ltd., Series 2014-1A, Class D, 3.82%, 7/17/26 (a)(b)		1,435	1,267,995
Steele Creek CLO Ltd., Series 2014-1A, Class C, 3.58%, 8/21/26 (a)(b)		1,110	1,094,338
TICP CLO II Ltd., Series 2014-2A, Class B, 3.62%, 7/26/26 (a)(b)		870	836,827
Tyron Park CLO Ltd., Series 2013-1A, Class C, 3.82%, 7/15/25 (a)(b)		1,000	911,093
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.04%, 6/10/25 (a)(b)		500	448,565
Venture XVI CLO Ltd., Series 2014-16A, Class A3L, 3.07%, 4/15/26 (a)(b)		1,750	1,632,971

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	19

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Asset-Backed Securities		Par (000)	Value
Cayman Islands (continued)
Voya CLO Ltd.:
Series 2012-1RA, Class CR, 4.20%, 3/14/22 (a)(b)	USD	2,350	$2,235,797
Series 2013-3A, Class B, 3.02%, 1/18/26 (a)(b)		2,120	1,999,838
Series 2014-3A, Class C, 3.92%, 7/25/26 (a)(b)		765	673,616

			86,761,245
Iceland — 0.0%
Avoca CLO XV Ltd., Series 15X, Class F, 6.79%, 11/28/28 (b)	EUR	2,650	2,571,560
Ireland — 2.0%
ALME Loan Funding II Ltd.:
Series 2014-2X, Class A, 1.40%, 8/15/27 (b)		6,285	6,741,263
Series 2X, Class E, 5.10%, 8/15/27 (b)		5,710	5,560,446
Series 2X, Class F, 5.85%, 8/15/27 (b)		3,825	3,587,074
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 7/15/27 (b)		5,313	5,226,652
Series 2014-1X, Class F, 5.75%, 7/15/27 (b)		2,883	2,656,363
Avoca CLO XIII Ltd, Series 13X, Class E, 5.37%, 12/29/27 (b)		3,530	3,521,336
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		1,070	1,066,395
Series 14X, Class SUB, 0.00%, 7/12/28		1,500	1,397,450
Avoca CLO XV Ltd.:
Series 15X, Class E, 5.04%, 11/28/28 (b)		7,040	6,857,842
Series 15X, Class M1, 0.00%, 11/28/28 (b)		6,300	5,577,662
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.35%, 7/08/27 (b)		21,280	22,819,516
CVC Cordatus Loan Fund IV Ltd.:
Series 4X, Class E, 5.95%, 1/22/28 (b)		1,300	1,352,841
Series 4X, Class F, 6.55%, 1/22/28 (b)		4,400	4,279,369
Series 4X, Class SUB, 0.21%, 1/22/28 (b)		21,100	17,512,584
Harvest CLO:
Series 11X, Class E, 5.21%, 3/26/29 (b)		3,120	3,075,340
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		8,080	7,002,416
Sorrento Park CLO Ltd., Series 1X, Class E, 6.24%, 11/16/27 (b)		4,200	4,039,424

			102,273,973
Italy — 0.4%
Arianna SPV Srl:
Series 2014-1, Class A, 3.60%, 10/20/30		12,985	14,339,298
Series 2014-1, Class B, 5.50%, 10/20/30		5,200	5,903,848
Colombo Srl, Series 2014-1, Class B, 0.65%, 8/28/26 (b)		2,749	2,948,551

			23,191,697
Netherlands — 1.2%
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.42%, 7/30/28 (b)		1,480	1,515,096
Series 2015-4X, Class E, 4.50%, 7/30/28 (b)		1,965	1,890,262
Series 2015-4X, Class F, 6.32%, 7/30/28 (b)		750	701,975

Asset-Backed Securities		Par (000)		Value
Netherlands (continued)
Jubilee CDO BV, Series 2014-VIII-X, Class SUB, 5.05%, 1/15/24 (b)	EUR	11,440		$6,734,979
North Westerly CLO IV BV:
Series 2014-IV-X, Class A-1, 0.00%, 1/15/26 (c)		6,166		5,218,297
Series 2014-IV-X, Class A-1, 1.40%, 1/15/26 (b)		21,350		23,122,609
St. Pauls CLO, Series 4X, Class A1, 1.35%, 4/25/28 (b)		19,500		21,117,219

				60,300,437
Portugal — 0.1%
TAGUS-Sociedade de Titularizacao de Creditos SA/Volta II Electricity Receivables, Series 2, Class SNR, 2.98%, 2/16/18		3,847		4,186,701
United Kingdom — 0.1%
Ludgate Funding PLC, Series 2007-1, Class R, 0.00%, 1/01/61 (b)	GBP	119,000		4,900,398
United States — 2.6%
Aircraft Loan Trust, Series 2015-1, Class X, 0.00%, 3/20/22 (c)	USD	—	(d)	2,551,005
Countrywide Asset-Backed Certificates, Series 2006-BC5, Class 2A3, 0.60%, 3/25/37 (b)		7,134		7,399,745
Credit Acceptance Auto Loan Trust:
Series 2014-2A, Class B, 2.67%, 9/15/22 (a)		2,000		2,010,192
Series 2015-1A, Class B, 2.61%, 1/17/23 (a)		4,240		4,254,226
Series 2015-1A, Class C, 3.30%, 7/17/23 (a)		1,500		1,494,103
Series 2015-2A, Class B, 3.04%, 8/15/23 (a)		3,695		3,717,739
Series 2015-2A, Class C, 3.76%, 2/15/24 (a)		2,000		2,004,215
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		4,641		4,636,599
Navient Private Education Loan Trust:
Series 2015-AA, Class A3, 2.03%, 11/15/30 (a)(b)		4,705		4,428,071
Series 2015-AA, Class B, 3.50%, 12/15/44 (a)		1,400		1,196,724
Series 2014-CTA, Class A, 1.13%, 9/16/24 (a)(b)		782		772,592
Series 2014-CTA, Class B, 2.18%, 10/17/44 (a)(b)		1,500		1,424,148
OneMain Financial Issuance Trust:
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		4,710		4,736,093
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,590		6,582,918
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		4,000		3,977,500
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		1,000		992,040
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		4,710		4,698,225
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)		9,235		9,113,070
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		1,845		1,820,369
Santander Drive Auto Receivables Trust:
Series 2012-AA, 0.00%, 12/16/19 (a)(c)		—	(d)	2,316,990

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Asset-Backed Securities		Par (000)		Value
United States (continued)
Series 2014-3, Class C, 2.13%, 8/17/20	USD	1,500		$1,502,439
Series 2014-3, Class D, 2.65%, 8/17/20		5,000		5,005,607
Series 2014-4, Class D, 3.10%, 11/16/20		1,250		1,260,523
Series 2014-S2, 0.00% 11/16/18 (a)(c)		—	(d)	4,214,925
Series 2014-S3, 0.00% 2/19/19 (a)(c)		—	(d)	6,045,650
Series 2014-S4, 0.00%, 4/16/19 (a)(c)		—	(d)	6,700,650
Series 2014-S5, 0.00%, 6/18/19 (a)(c)		—	(d)	2,687,100
Series 2014-S6, 0.00%, 12/16/19 (a)(c)		—	(d)	3,549,000
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.68%, 6/16/42 (a)(b)		9,870		10,031,091
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		5,640		5,497,642
SMB Private Education Loan Trust, Series 2015-C, Class B, 3.50%, 9/15/43 (a)		9,225		8,445,773
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		7,525		7,464,570

				132,531,534
Total Asset-Backed Securities — 8.1%				416,717,545

Common Stocks		Shares
Luxembourg — 0.0%
Concrete Investment II SCA (e)(f)		11,824		—
United States — 1.0%
Apple, Inc.		71,450		6,954,943
EMC Corp.		602,228		14,917,188
HCA Holdings, Inc.		9,000		626,220
Infrareit, Inc.		75,000		1,449,750
Oracle Corp.		99,000		3,594,690
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $10,049) (e)(g)		10,049		10,049
Paypal Holdings, Inc.		349,675		12,637,255
Project Ivy		55,550,000		55,550
Sabre Corp.		194,925		4,992,029
Wal-Mart Stores, Inc.		62,750		4,164,090

				49,401,764
Total Common Stocks — 1.0%				49,401,764

Corporate Bonds		Par (000)
Australia — 0.4%
APT Pipelines Ltd.:
3.88%, 10/11/22	USD	379		379,284
4.20%, 3/23/25		1,300		1,280,565
Goodman Funding Pty Ltd., 6.00%, 3/22/22		900		1,013,144
National Australia Bank Ltd., 3.38%, 1/14/26		1,000		1,016,630
SGSP Australia Assets Pty Ltd., 3.30%, 4/09/23		400		387,124
Virgin Australia Trust:
Series 2013-1, Class B, 6.00%, 4/23/22 (a)		3,216		3,248,188
Series 2013-1, Class C, 7.13%, 10/23/18 (a)		6,914		6,948,179
Series 2013-1, Class D, 8.50%, 10/23/16 (a)		4,704		4,774,893

				19,048,007

Corporate Bonds		Par (000)	Value
Belgium — 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21	USD	12,905	$12,983,875
4.90%, 2/01/46		13,225	13,695,466
Solvay Finance America LLC, 4.45%, 12/03/25 (a)		15,435	15,404,238

			42,083,579
Canada — 0.8%
Air Canada, 6.75%, 10/01/19 (a)		8,000	8,200,000
Air Canada Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 11/15/22 (a)		1,693	1,663,076
Series 2013-1, Class C, 6.63%, 5/15/18 (a)		3,045	3,041,194
Series 2015-2, Class B, 5.00%, 12/15/23 (a)		20,000	19,984,000
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		8,490	8,861,437

			41,749,707
Cayman Islands — 0.1%
Goodman HK Finance, 4.38%, 6/19/24		400	408,676
Hutchison Whampoa International 11 Ltd., 4.63%, 1/13/22		1,076	1,169,488
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24		1,500	1,514,004

			3,092,168
China — 0.2%
China Aoyuan Property Group Ltd., 10.88%, 5/26/18		450	470,255
China New Town Finance I Ltd., 5.50%, 5/06/18	CNH	3,750	542,409
China Overseas Finance Cayman III Ltd., 6.38%, 10/29/43	USD	680	717,779
CIFI Holdings Group Co. Ltd., 7.75%, 6/05/20		1,350	1,323,502
Far East Horizon Ltd., 5.55% (b)(h)		400	404,392
Fuqing Investment Management Ltd., 4.85%, 7/21/18	CNH	3,500	506,601
Jingneng Clean Energy Investment Holdings Ltd., 4.30%, 12/23/17		6,000	875,811
Proven Honour Capital Ltd., 4.13%, 5/19/25	USD	1,500	1,490,016
Wanda Properties International Co. Ltd., 7.25%, 1/29/24		950	973,969
Wanda Properties Overseas Ltd., 4.88%, 11/21/18		700	702,379
Zhaohai Investment BVI Ltd, 4.00%, 7/23/20		1,350	1,352,767

			9,359,880
Cyprus — 0.5%
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (i)	EUR	13,000	16,899,394
3.00%, 12/09/21		7,800	8,284,928

			25,184,322
Czech Republic — 0.1%
CE Energy A/S, 7.00%, 2/01/21		3,387	3,577,391
France — 1.3%
Alcatel-Lucent USA, Inc.:
4.63%, 7/01/17 (a)	USD	2,790	2,908,575
6.75%, 11/15/20 (a)		3,521	3,785,075
6.45%, 3/15/29		300	310,500
BNP Paribas Cardif SA, 4.03% (b)(h)	EUR	14,000	14,142,000
Dakar Finance SA, 9.00% (9.00% Cash or 9.00% PIK), 11/15/20 (j)		2,500	2,589,074
Dry Mix Solutions Investissements SAS, 4.12%, 6/15/21 (b)		2,903	3,046,875

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	21

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
France (continued)
Lion/Seneca France 2, 7.88%, 4/15/19	EUR	9,210	$7,832,057
Numericable-SFR SAS:
5.38%, 5/15/22		3,828	4,250,523
5.63%, 5/15/24		5,459	5,993,776
6.25%, 5/15/24 (a)	USD	4,305	4,197,375
SGD Group SAS, 5.63%, 5/15/19	EUR	5,574	5,935,633
Société Générale SA, 4.75%, 11/24/25 (a)	USD	12,258	11,624,335

			66,615,798
Germany — 0.8%
Commerzbank AG, 7.75%, 3/16/21	EUR	6,800	8,689,887
Deutsche Bank AG, 2.75%, 2/17/25		3,082	2,971,442
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (a)	USD	710	713,550
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	3,318	3,707,594
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.50% PIK), 11/15/19 (a)(j)	USD	3,202	3,338,085
6.75% (6.75% Cash or 7.00% PIK), 11/15/22 (a)(j)		4,069	4,252,105
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 4/15/23	EUR	1,237	1,415,036
4.00%, 1/15/25		5,330	5,637,001
3.50%, 1/15/27		120	122,521
6.25%, 1/15/29		4,949	5,804,062
ZF North America Capital, Inc., 2.75%, 4/27/23		4,800	4,788,768

			41,440,051
Greece — 0.1%
Intralot Capital Luxembourg SA, 6.00%, 5/15/21		697	665,220
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		2,585	2,850,722

			3,515,942
Guernsey — 0.1%
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, 5.25%, 5/30/23 (a)	USD	3,577	3,639,210
Hong Kong — 0.1%
Aia Group Ltd., 3.20%, 3/11/25		1,350	1,331,994
Noble Group Ltd., 6.75%, 1/29/20		250	129,688
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		260	281,128
Swire Properties MTN Financing Ltd., 3.63%, 1/13/26		1,500	1,514,100

			3,256,910
India — 0.0%
Greenko Dutch BV, 8.00%, 8/01/19		200	209,445
Lodha Developers International Ltd., 12.00%, 3/13/20		900	783,000
Reliance Holding USA, Inc., 5.40%, 2/14/22		1,000	1,099,248
Vedanta Resources PLC, 8.25%, 6/07/21		811	463,527

			2,555,220
Indonesia — 0.0%
Pacific Emerald Pte Ltd., 9.75%, 7/25/18		200	190,000
Pratama Agung Pte Ltd., 6.25%, 2/24/20		1,700	1,668,045

			1,858,045
Ireland — 0.1%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	2,975	3,105,169

Corporate Bonds		Par (000)	Value
Italy — 3.4%
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19	EUR	1,804	$1,846,779
Banca Popolare di Milano Scarl, 7.13%, 3/01/21		1,780	2,013,416
Banco Popolare SC, 3.50%, 3/14/19		28,038	29,992,620
Buzzi Unicem SpA, 1.38%, 7/17/19 (i)		2,500	3,093,618
Intesa Sanpaolo SpA, 6.63%, 9/13/23		11,995	15,330,798
Meccanica Holdings USA, Inc.:
7.38%, 7/15/39 (a)	USD	6,850	7,175,375
6.25%, 1/15/40 (a)		9,890	8,950,450
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (j)	EUR	13,216	13,672,211
Snai SpA, 7.63%, 6/15/18		1,899	2,036,769
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	6,733	6,345,853
6.00%, 9/30/34		6,047	5,412,065
7.72%, 6/04/38		3,875	3,990,475
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	13,060	18,225,796
UniCredit SpA:
6.95%, 10/31/22		4,520	5,480,124
5.75%, 10/28/25 (b)		38,390	43,460,785
Wind Acquisition Finance SA, 4.00%, 7/15/20		4,701	4,977,985

			172,005,119
Japan — 0.1%
Fukoku Mutual Life Insurance Co., 5.00% (b)(h)	USD	379	378,773
Mizuho Financial Group, Inc., 4.35%, 10/20/25		900	912,240
SoftBank Group Corp., 4.75%, 7/30/25	EUR	2,500	2,525,430

			3,816,443
Luxembourg — 1.6%
Actavis Funding SCS, 4.75%, 3/15/45	USD	33,814	33,812,039
Altice Financing SA:
6.50%, 1/15/22 (a)		3,975	3,955,125
5.25%, 2/15/23	EUR	6,508	6,850,916
6.63%, 2/15/23 (a)	USD	2,329	2,288,243
Altice Luxembourg SA, 7.25%, 5/15/22	EUR	4,656	4,772,714
Altice SA:
7.75%, 5/15/22 (a)	USD	3,520	3,282,400
6.25%, 2/15/25	EUR	5,502	5,037,634
7.63%, 2/15/25 (a)	USD	1,982	1,763,980
APERAM SA, 0.63%, 7/08/21 (i)		11,600	12,008,320
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (j)	EUR	5,672	4,726,461
Swissport Investments SA, 6.75%, 12/15/21		3,915	4,378,934
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc., 6.38%, 5/01/22		1,000	1,035,261
Wind Acquisition Finance SA, 7.00%, 4/23/21		600	628,852

			84,540,879
Netherlands — 1.0%
Achmea BV, 6.00%, 4/04/43 (b)		3,612	4,070,489
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25%, 7/01/20	USD	9,981	9,706,523
4.63%, 7/01/22		6,469	6,291,103
Atrium European Real Estate Ltd., 4.00%, 4/20/20	EUR	1,440	1,659,512
Constellium NV, 8.00%, 1/15/23 (a)	USD	2,020	1,732,150
Hema Bondco I BV:
5.12%, 6/15/19 (b)	EUR	1,457	1,097,118
6.25%, 6/15/19		1,918	1,516,889
Hema Bondco II BV, 8.50%, 12/15/19		476	213,994

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
Netherlands (continued)
NXP BV/NXP Funding LLC:
3.75%, 6/01/18 (a)	USD	9,385	$9,446,003
5.75%, 2/15/21 (a)		3,300	3,415,500
4.63%, 6/15/22 (a)		5,600	5,446,000
Sensata Technologies BV, 5.00%, 10/01/25 (a)		3,155	3,036,687
Ziggo Bond Finance BV, 4.63%, 1/15/25	EUR	4,591	4,615,071

			52,247,039
New Zealand — 0.1%
ANZ New Zealand International Ltd., 2.75%, 2/03/21	USD	1,300	1,306,591
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is, 6.00%, 6/15/17 (a)		2,995	2,890,175

			4,196,766
Philippines — 0.1%
Rizal Commercial Banking Corp., 4.25%, 1/22/20		400	417,655
Royal Capital BV, 6.25% (b)(h)		2,150	2,140,647
Security Bank Corp., 3.95%, 2/03/20		421	433,267

			2,991,569
Poland — 0.1%
Play Finance 1 SA, 6.50%, 8/01/19	EUR	3,665	4,090,971
Portugal — 0.4%
Banco Espirito Santo SA:
2.63%, 5/08/17 (e)(k)		6,100	2,279,793
4.75%, 1/15/18 (e)(k)		19,300	7,213,117
4.00%, 1/21/19 (e)(k)		22,800	8,521,195

			18,014,105
Puerto Rico — 0.1%
Popular, Inc., 7.00%, 7/01/19	USD	7,405	6,895,906
Singapore — 0.0%
Global A&T Electronics Ltd., 10.00%, 2/01/19		2,850	2,080,500
South Korea — 0.0%
Woori Bank Co. Ltd., 4.75%, 4/30/24		2,130	2,210,450
Spain — 2.5%
Abengoa Finance SAU, 6.00%, 3/31/21	EUR	3,229	516,369
Bankia SA:
3.50%, 1/17/19		18,700	21,092,221
4.00%, 5/22/24 (b)		55,700	57,632,312
BPE Financiaciones SA, 2.00%, 2/03/20		19,300	20,046,944
CaixaBank SA:
4.50%, 11/22/16 (i)		10,000	5,818,375
5.00%, 11/14/23 (b)		4,600	5,092,261
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23		2,893	2,914,593
Obrascon Huarte Lain SA, 5.50%, 3/15/23		5,466	4,544,588
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20		8,186	8,954,310
Santander Issuances SAU, 2.50%, 3/18/25		4,000	4,066,714

			130,678,687
Sri Lanka — 0.0%
Republic of Sri Lanka, 6.85%, 11/03/25	USD	600	545,939
Sweden — 0.1%
Verisure Holding AB, 6.00%, 11/01/22	EUR	3,725	4,161,374

Corporate Bonds		Par (000)		Value
Switzerland — 0.4%
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20 (a)	USD	20,000		$20,060,480
UBS AG, 4.75%, 5/22/23 (b)		1,560		1,573,347

				21,633,827
Turkey — 0.3%
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 3/15/27 (a)		15,136		14,455,224
United Kingdom — 2.6%
Annington Finance No. 4 PLC, 1.56%, 1/10/23 (b)	GBP	—	(d)	654
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (j)		5,486		8,989,870
AstraZeneca PLC:
2.38%, 11/16/20	USD	5,675		5,691,826
3.38%, 11/16/25		25,410		25,528,893
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (b)	GBP	335		421,256
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	9,925		10,542,040
Cognita Financing PLC, 7.75%, 8/15/21	GBP	1,325		1,916,322
Enterprise Funding Ltd., 3.50%, 9/10/20 (i)		4,600		5,230,549
New Look Senior Issuer PLC, 8.00%, 7/01/23		264		355,486
Pension Insurance Corp. PLC, 6.50%, 7/03/24		2,925		3,885,856
Punch Taverns Finance B Ltd.:
Series A3, 7.37%, 9/30/21		829		1,179,117
Series A6, 5.94%, 9/30/22		3,963		5,429,009
Series A7, 5.27%, 3/30/24		2,420		3,078,417
Punch Taverns Finance PLC, 0.58%, 7/15/21 (b)		3,522		4,616,307
Punch Taverns Finance PLC, Series 2014, 6.08%, 10/15/27 (a)(b)		10,514		13,183,696
Silk Bidco A/S, 7.50%, 2/01/22	EUR	3,350		3,665,327
Unique Pub Finance Co. PLC:
7.40%, 3/28/24	GBP	3,366		4,724,293
5.66%, 6/30/27		10,099		14,217,672
6.46%, 3/30/32		5,595		6,725,957
Virgin Media Secured Finance PLC:
5.50%, 1/15/25		1,035		1,445,283
6.25%, 3/28/29		1,111		1,574,206
Vougeot Bidco PLC, 7.88%, 7/15/20		2,359		3,512,886
Voyage Care Bondco PLC, 11.00%, 2/01/19		5,000		7,160,870

				133,075,792
United States — 33.5%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23	USD	740		697,450
Actavis Funding SCS:
3.45%, 3/15/22		11,340		11,507,276
3.80%, 3/15/25		14,023		14,228,016
Actavis, Inc., 3.25%, 10/01/22		8,850		8,822,769
Aircastle Ltd., 5.13%, 3/15/21		580		572,750
Alcoa, Inc., 5.13%, 10/01/24		1,660		1,361,200
Alere, Inc., 6.38%, 7/01/23 (a)		430		406,350
Ally Financial, Inc.:
3.75%, 11/18/19		5,000		4,881,250
4.13%, 3/30/20		7,500		7,387,500
5.13%, 9/30/24		5,925		6,006,469
8.00%, 11/01/31		2,441		2,746,125
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		4,491		4,513,455
AMC Networks, Inc., 4.75%, 12/15/22		250		248,750

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	23

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
American Airlines Group, Inc., 4.63%, 3/01/20 (a)	USD	8,135	$7,758,756
American Airlines Pass-Through Trust:
Series 2001-1, Class A-1, 6.98%, 5/23/21		11,498	11,843,261
Series 2011-1, Class B, 7.00%, 1/31/18 (a)		3,356	3,490,659
Series 2013-1, Class C, 6.13%, 7/15/18 (a)		12,304	12,550,080
Series 2013-2, Class C, 6.00%, 1/15/17 (a)		32,632	32,713,837
American Capital Ltd., 6.50%, 9/15/18 (a)		10,775	11,071,313
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)		410	340,300
American Tower Corp.:
3.30%, 2/15/21		1,610	1,616,509
4.40%, 2/15/26		525	531,391
Amsurg Corp., 5.63%, 7/15/22		8,473	8,504,774
AT&T Inc.:
0.00%, 11/27/22 (a)(c)		50,000	38,628,050
4.12%, 2/17/26		7,500	7,495,050
Aviation Capital Group Corp., 4.88%, 10/01/25 (a)		13,488	13,420,560
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25 (a)		180	162,900
Bank of America Corp.:
2.63%, 10/19/20		40,000	39,573,520
3.30%, 1/11/23 (l)		65,977	64,987,477
4.20%, 8/26/24		30,000	29,780,550
Belden, Inc., 5.50%, 4/15/23	EUR	580	610,404
Blackstone CQP Holdco LP, 9.30%, 3/31/19	USD	10,310	9,485,161
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (a)		8,092	8,172,920
Boyd Gaming Corp., 6.88%, 5/15/23		1,080	1,096,200
Building Materials Corp. of America, 6.00%, 10/15/25 (a)		3,425	3,493,500
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		1,220	1,134,600
Calpine Corp.:
5.38%, 1/15/23		8,581	7,808,710
5.50%, 2/01/24		970	848,750
5.75%, 1/15/25		4,448	3,997,640
Capital One Financial Corp.:
4.75%, 7/15/21		4,035	4,382,280
4.20%, 10/29/25		45,965	46,042,819
CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 5/01/27 (a)		7,500	7,387,500
CCO Safari II LLC:
6.48%, 10/23/45 (a)		4,365	4,394,411
6.83%, 10/23/55 (a)		20,281	20,191,906
CCOH Safari LLC, 5.75%, 2/15/26 (a)		4,259	4,235,022
Centene Corp., 4.75%, 5/15/22		630	604,800
Centene Escrow Corp.:
5.63%, 2/15/21 (a)		2,220	2,258,850
6.13%, 2/15/24 (a)		656	674,040
Citigroup, Inc.:
3.75%, 6/16/24		20,000	20,216,100
4.40%, 6/10/25		30,000	29,960,370
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		4,595	4,256,119
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		1,233	1,199,093
CommScope, Inc., 5.50%, 6/15/24 (a)		1,723	1,658,387
Concho Resources, Inc., 5.50%, 4/01/23		490	444,425
Constellation Brands, Inc., 3.88%, 11/15/19		290	298,700
Continental Airlines Pass-Through Certificates:
Series 2012-2, Class A, 4.00%, 4/29/26		2,512	2,570,842
Series 2012-3, Class C, 6.13%, 4/29/18		4,500	4,702,500

Corporate Bonds		Par (000)	Value
United States (continued)
Continental Resources, Inc.:
4.50%, 4/15/23		8,910	$6,114,764
3.80%, 6/01/24		9,212	5,952,076
Corrections Corp. of America, 4.63%, 5/01/23		270	265,950
Crown Castle International Corp.:
3.40%, 2/15/21		1,396	1,405,913
4.45%, 2/15/26		9,231	9,296,496
CSC Holdings LLC, 5.25%, 6/01/24		1,785	1,575,263
DaVita HealthCare Partners, Inc., 5.00%, 5/01/25		3,862	3,799,243
Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.25%, 7/30/23		19,001	18,905,995
DISH DBS Corp., 5.88%, 11/15/24		5,996	5,343,935
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		2,555	2,146,200
Dollar Tree, Inc.:
5.25%, 3/01/20 (a)		471	494,550
5.75%, 3/01/23 (a)		4,921	5,185,504
Dynegy, Inc., 6.75%, 11/01/19		640	617,600
E*TRADE Financial Corp., 4.63%, 9/15/23		690	679,650
Eastman Chemical Co., 4.65%, 10/15/44		20,000	16,529,640
EMC Corp., 1.88%, 6/01/18		6,559	6,272,247
Endo International PLC:
6.00%, 7/15/23 (a)		18,653	18,746,265
6.00%, 2/01/25 (a)		2,698	2,664,599
Energy Transfer Partners LP:
4.05%, 3/15/25		4,352	3,565,842
4.75%, 1/15/26		18,480	15,614,288
Equinix, Inc.:
5.38%, 1/01/22		6,456	6,714,240
5.75%, 1/01/25		4,554	4,679,235
5.88%, 1/15/26		2,296	2,376,360
Expedia, Inc., 5.00%, 2/15/26 (a)		10,000	9,819,430
Fidelity National Information Services, Inc., 3.63%, 10/15/20		3,100	3,157,350
FireEye, Inc., 1.00%, 6/01/35 (a)(i)		7,150	5,863,000
First Data Corp.:
5.38%, 8/15/23 (a)		2,652	2,705,040
7.00%, 12/01/23 (a)		10,179	10,255,343
5.00%, 1/15/24 (a)		3,076	3,076,000
5.75%, 1/15/24 (a)		3,564	3,537,270
Flextronics International Ltd., 4.75%, 6/15/25		8,995	8,635,200
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)		5,985	5,476,275
Freescale Semiconductor, Inc., 5.00%, 5/15/21 (a)		2,600	2,652,000
Frontier Communications Corp.:
7.13%, 1/15/23		85	70,763
7.63%, 4/15/24		340	283,900
6.88%, 1/15/25		856	680,520
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	1,200	935,758
Genworth Holdings, Inc.:
6.52%, 5/22/18	USD	13,765	11,252,887
7.70%, 6/15/20		1,201	921,767
4.80%, 2/15/24		5,000	2,900,000
Gilead Sciences, Inc.:
2.55%, 9/01/20		11,464	11,608,022
3.65%, 3/01/26		29,071	29,696,288
4.75%, 3/01/46		4,000	4,080,520
Goldman Sachs Group, Inc.:
4.00%, 3/03/24		40,000	41,003,080
3.75%, 5/22/25		25,000	25,110,325
Halliburton Co., 3.38%, 11/15/22		2,645	2,597,848

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
HCA, Inc.:
4.25%, 10/15/19	USD	9,075	$9,301,875
7.50%, 2/15/22		610	677,100
5.38%, 2/01/25		2,318	2,344,077
5.25%, 4/15/25		10,598	10,862,950
5.88%, 2/15/26		1,924	1,962,480
HD Supply, Inc.:
7.50%, 7/15/20		1,999	2,078,960
5.25%, 12/15/21 (a)		10,696	11,003,510
HealthSouth Corp., 5.75%, 11/01/24		170	167,805
Hertz Corp., 7.38%, 1/15/21		560	567,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		5,575	5,742,250
Hologic, Inc., 5.25%, 7/15/22 (a)		1,881	1,946,835
HSBC USA, Inc., 1.70%, 3/05/18		44,255	44,075,546
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (a)		7,183	7,416,447
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.88%, 2/01/22		5,186	4,634,987
Iron Mountain, Inc., 6.00%, 10/01/20 (a)		660	702,900
Italics Merger Sub, Inc., 7.13%, 7/15/23 (a)		11,592	10,374,840
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		2,992	2,947,120
John Deere Capital Corp., 3.35%, 6/12/24		15,000	15,429,225
JPMorgan Chase & Co.:
3.20%, 1/25/23		20,000	19,871,520
3.90%, 7/15/25		40,000	41,006,920
KLA-Tencor Corp., 4.65%, 11/01/24		17,755	17,984,714
L Brands, Inc., 6.88%, 11/01/35 (a)		680	702,950
Lennar Corp., 4.50%, 11/15/19		6,751	6,936,653
Level 3 Financing, Inc.:
6.13%, 1/15/21		9,808	10,273,880
5.13%, 5/01/23		2,754	2,767,770
5.38%, 1/15/24 (a)		1,120	1,131,200
5.38%, 5/01/25		3,224	3,244,150
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		270	283,500
Mallinckrodt International Finance
SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		709	678,868
5.75%, 8/01/22 (a)		14,935	14,262,925
5.50%, 4/15/25 (a)		614	546,460
McDonald’s Corp.:
2.75%, 12/09/20		1,850	1,876,266
3.70%, 1/30/26		2,665	2,694,494
4.70%, 12/09/35		3,060	3,086,527
4.88%, 12/09/45		7,220	7,293,868
MGM Resorts International, 6.00%, 3/15/23		4,650	4,635,469
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		22,146	17,938,260
5.25%, 1/15/24 (a)		4,240	3,445,000
5.50%, 2/01/25		11,530	9,108,700
5.63%, 1/15/26 (a)		11,600	8,990,000
Mobile Mini, Inc., 7.88%, 12/01/20		940	958,800
Morgan Stanley:
3.88%, 4/29/24		20,000	20,301,800
4.00%, 7/23/25		9,990	10,188,401
3.88%, 1/27/26		19,340	19,557,730
Motorola Solutions, Inc.:
3.50%, 9/01/21		6,481	6,147,274
3.75%, 5/15/22		10,719	9,889,499
MSCI, Inc., 5.75%, 8/15/25 (a)		430	454,725
Mylan NV, 3.75%, 12/15/20 (a)		10,000	10,113,190
Neptune Finco Corp.:
10.13%, 1/15/23 (a)		1,984	2,098,080
6.63%, 10/15/25 (a)		4,671	4,846,163

Corporate Bonds		Par (000)	Value
United States (continued)
Nexteer Automotive Group Ltd., 5.88%, 11/15/21 (a)	USD	600	$603,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		470	474,113
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (a)		8,970	8,015,762
Novelis, Inc., 8.75%, 12/15/20		780	708,942
Nuance Communications, Inc., 5.38%, 8/15/20 (a)		4,654	4,654,000
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24		630	644,175
Owens-Brockway Glass Container, Inc., 5.88%, 8/15/23		2,725	2,673,906
Penske Automotive Group, Inc., 5.75%, 10/01/22		190	188,575
Perrigo Finance PLC, 3.90%, 12/15/24		17,576	17,249,702
Pioneer Natural Resources Co.:
3.45%, 1/15/21		4,220	3,955,165
4.45%, 1/15/26		10,715	9,768,223
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		18,849	16,129,033
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		2,561	2,727,465
8.00%, 7/15/25 (a)		1,083	1,164,225
Project Homestake Merger Corp., 8.88%, 3/01/23 (a)		6,430	5,875,413
Qorvo, Inc.:
6.75%, 12/01/23 (a)		8,875	8,764,063
7.00%, 12/01/25 (a)		11,125	11,041,563
Radian Group, Inc.:
5.50%, 6/01/19		7,000	6,755,000
5.25%, 6/15/20		7,500	6,862,500
Rite Aid Corp., 6.13%, 4/01/23 (a)		11,855	12,507,025
Rolta Americas LLC, 8.88%, 7/24/19		650	305,500
RSP Permian, Inc., 6.63%, 10/01/22		3,130	2,785,700
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		10,085	9,227,775
6.25%, 3/15/22		2,628	2,421,045
5.75%, 5/15/24		1,050	921,375
Sabine Pass LNG LP, 7.50%, 11/30/16		2,755	2,844,537
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)		9,957	10,006,785
5.25%, 11/15/23 (a)		1,456	1,441,440
Sally Holdings LLC/Sally Capital, Inc., 5.75%, 6/01/22		390	407,063
SBA Communications Corp., 4.88%, 7/15/22		5,765	5,765,000
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		29,004	28,369,421
Seagate HDD Cayman, 4.88%, 6/01/27 (a)		3,100	2,335,069
Sealed Air Corp., 5.13%, 12/01/24 (a)		3,486	3,486,000
Service Corp. International, 4.50%, 11/15/20		700	714,875
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 4/01/23 (a)		680	680,000
Sirius XM Radio, Inc., 5.38%, 4/15/25 (a)		470	472,350
Spectrum Brands, Inc., 5.75%, 7/15/25 (a)		4,679	4,795,975
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		3,009	3,069,180
Sprint Corp., 7.13%, 6/15/24		2,305	1,555,875
Station Casinos LLC, 7.50%, 3/01/21		680	700,400
Steel Dynamics, Inc., 5.13%, 10/01/21		2,795	2,606,337
Synchrony Financial, 4.50%, 7/23/25		4,744	4,774,437

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	25

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Tenet Healthcare Corp.:
5.00%, 3/01/19	USD	6,812	$6,420,310
4.01%, 6/15/20 (a)(b)		6,100	5,993,250
6.00%, 10/01/20		3,227	3,412,553
8.13%, 4/01/22		5,845	5,859,613
6.75%, 6/15/23		2,623	2,426,275
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (a)		2,003	1,822,730
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.:
10.25%, 11/01/15 (e)(k)		469	25,209
10.50%, 11/01/16 (e)(k)		312	15,600
Time Warner Cable, Inc., 5.00%, 2/01/20		14,897	15,845,611
T-Mobile USA, Inc.:
6.63%, 4/28/21		2,895	2,992,706
6.73%, 4/28/22		1,490	1,529,113
6.00%, 3/01/23		1,642	1,651,031
6.50%, 1/15/24		2,810	2,838,100
6.38%, 3/01/25		6,975	6,992,437
6.50%, 1/15/26		4,054	4,054,000
TransDigm, Inc.:
6.00%, 7/15/22		3,770	3,694,600
6.50%, 7/15/24		5,335	5,214,963
TRI Pointe Holdings, Inc., 4.38%, 6/15/19		3,785	3,671,450
U.S. Airways Pass-Through Trust:
Series 2012-1, Class B, 8.00%, 4/01/21		835	897,329
Series 2012-2, Class B, 6.75%, 12/03/22		2,618	2,722,687
Series 2012-2, Class C, 5.45%, 6/03/18		12,800	12,768,000
Series 2013-1, Class B, 5.38%, 11/15/21		6,550	6,598,926
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 2/15/27		5,664	5,905,055
Series 2014-2, Class B, 4.63%, 9/03/22		8,940	8,984,700
United Rentals North America, Inc., 6.13%, 6/15/23		5,825	5,606,563
Univision Communications, Inc.:
8.50%, 5/15/21 (a)		5,275	5,235,437
5.13%, 5/15/23 (a)		13,525	13,119,250
5.13%, 2/15/25 (a)		1,369	1,297,127
USG Corp., 9.75%, 1/15/18		1,160	1,276,000
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		5,664	5,639,220
5.38%, 3/15/20 (a)		3,217	3,034,033
6.38%, 10/15/20 (a)		11,519	11,058,240
7.50%, 7/15/21 (a)		7,800	7,736,625
5.63%, 12/01/21 (a)		14,500	13,195,000
5.50%, 3/01/23 (a)		1,702	1,502,015
4.50%, 5/15/23	EUR	13,224	12,288,402
5.88%, 5/15/23 (a)	USD	8,587	7,685,365
6.13%, 4/15/25 (a)		2,878	2,586,603
Weatherford International Ltd., 5.50%, 2/15/16		9,299	9,302,720
Wells Fargo & Co., 4.30%, 7/22/27		30,000	30,853,020
XPO Logistics, Inc.:
7.88%, 9/01/19 (a)		460	458,850
6.50%, 6/15/22 (a)		2,834	2,536,430
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/01/23		760	742,900

			1,718,728,537

Corporate Bonds		Par (000)	Value
Vietnam — 0.0%
Vingroup JSC, 11.63%, 5/07/18	USD	810	$850,690
Total Corporate Bonds — 51.7%			2,647,301,216

Floating Rate Loan Interests (b)
British Virgin Islands — 0.0%
Baring Private Equity Asia VI Holding Ltd.:
Initial Euro Term Loan (First Lien), 4.75%, 10/26/22	EUR	1,314	1,425,808
Initial Euro Term Loan (Second Lien), 9.00%, 10/26/23		525	567,308

			1,993,116
Canada — 0.4%
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21	USD	8,416	8,358,847
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		128	105,131
Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		10,467	10,060,703

			18,524,681
Cayman Islands — 0.2%
Avago Technologies Cayman Ltd. (Avago Technologies Holdings Luxembourg S.à r.l.), Term Loan, 3.75%, 5/06/21		11,749	11,730,503
Denmark — 0.2%
Nassa Midco AS, Facility B (EUR), 3.75%, 7/09/21	EUR	8,500	9,073,014
France — 0.4%
Horizon Holdings III, Facility B, 5.00%, 10/31/22		2,202	2,380,524
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-2 Loan (First Lien), 4.25%, 10/14/22		1,640	1,773,423
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		9,165	9,712,988
Vivarte, Term Loan, 4.00% - 7.00%, 10/29/19		8,150	8,737,497

			22,604,432
Germany — 0.6%
IVG Immobilien AG:
Facility A1 Loan, 9.50%, 6/02/17		2,313	2,493,026
Facility A2 Loan, 9.50%, 6/02/17		3,382	3,645,788
Kleopatra Holdings 2 SCA:
Initial Erste Euro Term Loan, 5.00%, 4/28/20		2,803	3,040,193
Initial GmbH Euro Term Loan, 5.00%, 4/28/20		2,480	2,690,436
PAW Luxco II S.à r.l. (Jack Wolfskin), Facility B, 5.05%, 7/29/18		5,548	4,672,892
Springer SBM Two GmbH:
Initial Term B8 Loan, 4.75%, 8/14/20		4,089	4,350,886
Term Loan, 8.00%, 8/14/21 (a)		3,000	3,314,881
Wittur GmbH, Term Loan B, 6.13%, 3/31/22		4,352	4,588,762

			28,796,864

See Notes to Financial Statements.

26	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Italy — 0.2%
Sit SpA, Medium Term Facility B, 5.53%, 4/30/20	EUR	12,000	$12,739,543
Luxembourg — 0.9%
Azelis Finance SA (Azelis U.S. Holding, Inc.):
Euro Term Loan (First Lien), 6.50%, 12/16/22		2,250	2,415,062
Euro Term Loan (Second Lien), 9.12%, 12/18/23		5,040	5,364,258
BSN Medical Luxembourg Finance Holding S.à r.l. (FKA Boston Luxembourg III S.à r.l.), Facility C, 4.00%, 8/28/19		4,828	5,212,190
Constantinople Luxembourg I S.à r.l.:
Facility B1 (EUR), 4.75%, 4/30/22		3,464	3,763,812
Facility B2 (EUR), 4.75%, 4/30/22		517	561,864
ConvaTec, Inc., Euro Term Loan, 4.25%, 6/15/20		4,318	4,664,846
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22	USD	3,355	3,310,446
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		1,196	1,144,085
IVG Immobilien AG:
Facility A3, 1.93%, 6/02/17	EUR	38	2,074
Facility A3 (EUR), 1.89%, 6/02/17		10	518
Tranche B, 1.94%, 6/02/17		69	3,735
Tranche C, 1.94%, 6/02/17		100	5,428
Lully Finance S.à r.l. (Lully Finance LLC), Initial Term B-2 Loan (Second Lien), 9.25%, 10/16/23		1,090	1,177,839
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21	USD	764	735,440
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		2,590	2,491,941
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00% - 4.08%, 7/08/22		411	408,529
Swissport International Ltd., Term Loan B, 5.25%, 12/02/21	EUR	6,860	7,427,908
Xella International SA, Facility G, 3.75%, 3/31/19		6,020	6,472,522

			45,162,497
Netherlands — 0.8%
Action Holding BV (FKA Peer Holdings BV), Term B (A2), 4.25%, 1/13/21		2,497	2,698,401
Amaya Holdings BV, Initial Term B Loan (First Lien), 5.00%, 8/01/21	USD	4,666	4,289,933
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		745	609,762
Charger OpCo BV, Term B-1 EUR Loan, 4.25%, 7/02/22	EUR	4,712	5,091,785
MacDermid European Holdings BV (MacDermid Funding LLC), Euro Tranche C-2 Term Loan, 5.50%, 6/07/20		5,586	5,811,773
Maxeda DIY BV (FKA Maxeda DIY Group BV):
Facility E1, 7.00%, 6/28/19		265	229,673
Facility E2, 7.00%, 6/28/19		2,566	2,225,440
Pelican Rouge (Akorn) (FKA Autobar), Super Senior Term Loan B, 3.75%, 10/31/19		3,200	3,466,542
Yellow Maple Holding BV:
Facility B1, 4.00%, 9/17/21		3,089	3,326,420
Facility B3, 5.09%, 9/23/21	GBP	3,875	5,442,170
Ziggo BV:
EUR B1 Facility, 3.75%, 1/15/22	EUR	1,862	1,961,321
EUR B2 Facility, 3.75%, 1/15/22		1,200	1,263,645
EUR B3 Facility, 3.75%, 1/15/22		3,370	3,549,700

			39,966,565

Floating Rate Loan Interests (b)		Par (000)	Value
Serbia — 0.1%
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I Loan, 3.50%, 1/24/23	USD	4,960	$4,951,965
South Korea — 0.0%
CCC Information Services, Inc. (FKA CCC Holdings, Inc.), Term Loan, 4.00%, 12/20/19		456	441,083
Spain — 0.1%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.50%, 6/18/20	EUR	5,620	5,901,697
Sweden — 0.2%
Verisure Holding AB (Verisure Cayman 2), Facility B1, 5.25%, 10/21/22		8,170	8,842,197
United Kingdom — 0.9%
CD&R Firefly Bidco Ltd., Facility B, 6.00%, 7/18/22	GBP	5,510	7,654,957
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21	USD	719	588,522
Euro Garages (Project Ultimo):
Term Loan-B1, 0.00%, 1/21/23	GBP	1,800	2,528,489
Term Loan-B2, 0.00%, 1/21/23	EUR	3,888	4,214,503
INEOS Finance PLC, 2020 Euro Term Loan, 4.00%, 12/15/20		8,976	9,343,106
LGC Science (Figaro Bidco Ltd.), Term Loan-B2, 0.00%, 1/25/23		1,319	1,429,824
RAC Bidco Ltd. (formerly Nelson Bidco Ltd.):
Initial Term Loan (First Lien), 5.25% - 5.34%, 12/10/21	GBP	2,484	3,533,579
Initial Term Loan (Second Lien), 8.25%, 12/09/22		6,800	9,716,595
Virgin Media Investment Holdings Ltd.:
E Facility, 4.25%, 6/30/23		4,270	5,961,145
F Facility, 3.50%, 6/30/23	USD	347	339,472

			45,310,192
United States — 5.5%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		894	742,980
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21		4,597	4,380,395
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		593	586,328
Allied Security Holdings LLC, Closing Date Term Loan (First Lien), 4.25%, 2/12/21		3,593	3,516,382
American Capital Ltd. (FKA American Capital Strategies Ltd.), Term Loan B, 3.50%, 8/22/17		213	210,776
American Energy — Marcellus LLC, Initial Loan (Second Lien), 8.50%, 8/04/21		9,433	212,231
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		193	177,485
Avago Technologies, Term Loan B, 3.50%, 11/11/22		34,420	33,844,498
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		1,079	1,069,359
B/E Aerospace, Inc., Term Loan, 4.00%, 12/16/21		1,937	1,934,924
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		1,231	1,175,539
Berry Plastics Corp., Term F Loan, 4.00%, 10/03/22		1,753	1,743,249

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	27

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
BJ’s Wholesale Club, Inc., New 2013 (November) Replacement Loan (First Lien), 4.50%, 9/26/19	USD	1,389	$1,316,362
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		3,097	2,985,737
Boyd Gaming Corp., Term B Loan, 4.00%, 8/14/20		2,403	2,379,755
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan, 4.00%, 1/30/20		2,566	2,556,077
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		9,970	8,669,022
Capsugel Holdings U.S., Inc., Initial Term Loan, 3.50%, 8/01/18		1,726	1,701,523
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		3,448	3,427,891
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 7.00%, 3/31/20		2,666	2,594,249
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		1,028	841,051
CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan, 3.75%, 12/31/19		8,706	8,353,647
Continental Building Products LLC, First Lien Term Loan, 4.00%, 8/28/20		1,789	1,745,481
Cotiviti Corp. (FKA Connolly Intermediate, Inc.), Initial Term Loan (First Lien), 4.50%, 5/14/21		3,891	3,803,208
CPG International, Inc., Term Loan, 4.75%, 9/30/20		2,693	2,517,967
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Initial Term Loan, 5.00%, 10/09/22		3,170	3,161,092
DaVita HealthCare Partners, Inc. (FKA DaVita, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		1,384	1,381,343
Dell International LLC, Term C Loan, 3.75%, 10/29/18		10,872	10,845,021
Dollar Tree, Inc., Term B-1 Loan, 2.75%, 7/06/22		1,801	1,794,075
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.), 2015-1 Additional Term Loan (First Lien), 3.25%, 11/04/21		2,368	2,295,091
Dynegy, Inc., Tranche B-2 Term Loan, 4.00%, 4/23/20		1,155	1,112,372
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		3,665	3,648,984
Epicor Software Corporation (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		2,960	2,821,384
First Data Corp.:
2018 New Dollar Term Loan, 3.93%, 3/23/18		11,745	11,581,040
2018B Second New Term Loan, 3.93%, 9/24/18		1,005	990,106
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		8,853	7,960,296
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		19,925	18,829,125
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.43%, 2/27/21		8,911	8,875,630
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		8,302	8,127,836
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		11,185	10,658,996
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		1,627	1,593,715

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Kronos, Inc., Incremental Term Loan (First Lien), 4.50%, 10/30/19	USD	1,739	$1,705,313
Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20		5,292	5,261,412
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		405	403,988
MacDermid, Inc. (Platform Specialty Products Corp.):
Term Loan B3 USD, 5.50%, 6/07/20		1,746	1,620,935
Tranche B Term Loan (First Lien), 5.50%, 6/07/20		1,121	1,037,717
MGM Resorts International (MGM Grand Detroit LLC), Term B Loan, 3.50%, 12/20/19		825	816,255
Michaels Stores, Inc., Term B Loan, 3.75%, 1/28/20		1,293	1,274,994
Microsemi Corp., Closing Date Term B Loan, 5.25%, 1/15/23		800	794,600
Northwest Airlines, Inc.:
B757-300, 1.77%, 3/10/17		273	264,810
B757-300, 2.39%, 3/10/17		225	223,080
Loan B757-200, 1.77%, 9/10/18		277	268,690
Loan B757-200, 1.77%, 9/10/18		275	266,750
Loan B757-300, 2.39%, 3/10/17		225	222,420
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		7,835	7,237,708
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		23,378	23,319,486
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		3,694	3,237,572
PetCo Animal Supplies, Inc., Tranche B-1 Term Loan, 4.75%, 1/15/23		2,484	2,431,270
PetSmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22		811	785,085
Pinnacle Entertainment, Inc., Tranche B-2 Term Loan, 3.75%, 8/13/20		390	389,657
Pinnacle Foods Finance LLC, Tranche H Term Loan, 3.00%, 4/29/20		1,339	1,322,435
Realogy Group LLC (FKA Realogy Corp.),
Extended Synthetic Commitment, 0.28% - 4.40%, 10/10/16		6	5,975
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		2,348	2,235,263
Rite Aid Corp., Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		360	360,000
ROC Finance LLC, Funded Term B Loan, 5.00%, 6/20/19		401	355,187
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		172	111,951
Servicemaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		8,547	8,459,208
Spectrum Brands, Inc.:
Euro Term Loan, 3.50%, 6/23/22	EUR	3,168	3,418,803
USD Term Loan, 3.50%, 6/23/22	USD	2,013	2,006,842
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19		2,974	2,821,793
SS&C Technologies, Inc., Term B-1 Loan, 4.00% - 4.08%, 7/08/22		2,858	2,843,380
Staples Escrow LLC, Term Loan B, 0.00%, 1/28/22		4,600	4,563,568
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		2,197	2,152,909
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		794	789,371
Telesat Canada, U.S. Term B-2 Loan, 2.75%, 3/28/19		1,065	1,043,700
T-Mobile USA, Inc., Senior Lien Term Loan, 3.50%, 11/09/22		2,470	2,470,469

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Floating Rate Loan Interests (b)		Par (000)	Value
United States (continued)
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/27/20	USD	321	$315,240
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		6,494	6,327,803
WESCO Distribution, Inc., Tranche B-1 Loan, 3.75%, 12/12/19		142	142,030
Wilsonart LLC, Initial Term Loan, 4.00%, 10/31/19		2,565	2,499,074

			283,968,965
Total Floating Rate Loan Interests — 10.5%			540,007,314

Foreign Agency Obligations
Brazil — 0.3%
Petrobras Global Finance BV:
5.38%, 10/01/29	GBP	2,405	1,956,576
6.63%, 1/16/34		6,460	5,632,579
7.25%, 3/17/44	USD	14,735	9,651,425

			17,240,580
British Virgin Islands — 0.0%
China Cinda Finance 2014 Ltd., 5.63%, 5/14/24		820	859,378
Canada — 0.1%
NOVA Chemicals Corp., 5.00%, 5/01/25 (a)		2,160	2,025,000
China — 0.4%
BAIC Inalfa HK Investment Co. Ltd., 1.90%, 11/02/20	EUR	1,600	1,715,899
Baosteel Financing 2015 Pty. Ltd., 3.88%, 1/28/20		410	414,708
CCBL Cayman Corp. Ltd., 3.25%, 7/28/20		1,050	1,061,288
CCCI Treasure Ltd., 3.50% (b)(h)		2,700	2,664,052
China Cinda Finance 2015 I Ltd., 4.25%, 4/23/25		1,940	1,843,452
CITIC Pacific Ltd., 6.80%, 1/17/23		2,000	2,326,072
CNPC HK Overseas Capital Ltd., 4.50%, 4/28/21		2,000	2,136,912
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		1,950	1,988,741
Eastern Creation II Investment Holdings Ltd., 1.50%, 7/29/19		220	236,163
Export-Import Bank of China/The Via Avi Funding Co. Ltd., 2.85%, 9/16/20		1,100	1,113,862
Huarong Finance II Co. Ltd., 5.00%, 11/19/25		1,593	1,612,036
ICBCIL Finance Co. Ltd., 3.20%, 11/10/20		1,900	1,914,345
Industrial & Commercial Bank of China Ltd., 2.91%, 11/13/20		1,100	1,113,073
Minmetals Bounteous Finance BVI Ltd., 4.75%, 7/30/25		1,900	1,934,390

			22,074,993
Germany — 0.6%
Bayerische Landesbank, 0.74%, 2/07/19 (b)		3,950	4,113,022
HSH Nordbank AG:
0.72%, 2/14/17 (b)		18,000	17,412,876
0.76%, 2/14/17 (b)		9,359	9,048,659

			30,574,557
India — 0.1%
Bank of India, 6.25%, 2/16/21	USD	430	484,799
Bharat Petroleum Corp. Ltd., 4.63%, 10/25/22		200	207,435
Export-Import Bank of India, 3.13%, 7/20/21		941	937,659

Foreign Agency Obligations		Par (000)	Value
India (continued)
NTPC Ltd., 5.63%, 7/14/21	USD	1,100	$1,224,104

			2,853,997
Indonesia — 0.1%
Pelabuhan Indonesia II PT:
4.25%, 5/05/25		1,938	1,715,130
5.38%, 5/05/45		400	310,000
Pertamina Persero PT:
5.63%, 5/20/43		2,680	2,088,221
6.45%, 5/30/44		1,000	860,366

			4,973,717
Malaysia — 0.0%
Axiata SPV2 BHD, 3.47%, 11/19/20		1,305	1,320,309
Mongolia — 0.1%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		1,000	930,769
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		2,050	1,819,601

			2,750,370
South Korea — 0.0%
Korea Midland Power Co. Ltd., 2.50%, 7/21/21		1,490	1,492,745
Venezuela — 0.1%
Petroleos de Venezuela SA:
5.25%, 4/12/17		4,700	1,833,000
6.00%, 11/15/26		4,200	1,244,880

			3,077,880
Total Foreign Agency Obligations — 1.8%			89,243,526

Foreign Government Obligations
Angola — 0.0%
Republic of Angola, 9.50%, 11/12/25		2,800	2,338,560
Croatia — 0.0%
Republic of Croatia, 3.88%, 5/30/22	EUR	1,800	1,985,029
Dominican Republic — 0.1%
Dominican Republic International Bond, 7.45%, 4/30/44	USD	2,800	2,702,000
Hungary — 0.1%
Hungary Government International Bond, 5.38%, 3/25/24		4,500	4,957,470
Indonesia — 0.2%
Republic of Indonesia:
2.88%, 7/08/21	EUR	3,700	3,975,162
5.88%, 1/15/24	USD	950	1,040,962
3.38%, 7/30/25	EUR	1,300	1,333,571
4.75%, 1/08/26	USD	1,096	1,113,920
6.75%, 1/15/44		4,100	4,469,951
5.95%, 1/08/46		900	931,440

			12,865,006
Mongolia — 0.0%
Mongolian People’s Republic, 7.50%, 6/30/18	CNH	4,000	539,695
Portugal — 0.3%
Republic of Portugal, 5.13%, 10/15/24	USD	12,875	13,222,625
Russia — 0.1%
Russian Federation, 3.25%, 4/04/17		4,600	4,610,065

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	29

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Foreign Government Obligations		Par (000)	Value
Serbia — 0.2%
Republic of Serbia, 5.88%, 12/03/18	USD	7,400	$7,751,500
Slovenia — 0.1%
Republic of Slovenia, 4.63%, 9/09/24	EUR	3,400	4,644,627
Sri Lanka — 0.0%
Republic of Sri Lanka:
6.00%, 1/14/19	USD	429	418,719
6.25%, 10/04/20		997	955,581

			1,374,300
Venezuela — 0.0%
Bolivarian Republic of Venezuela, 11.75%, 10/21/26		1,500	551,250
Total Foreign Government Obligations — 1.1%			57,542,127

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.1%
United Kingdom — 0.1%
Paragon Mortgages No. 13 PLC, Series 2006-13X, Class A2C, 0.50%, 1/15/39 (b)		5,843	5,168,246
Commercial Mortgage-Backed Securities — 2.3%
Ireland — 0.1%
German Residential Funding Ltd., Series 2013-1, Class E, 4.05%, 8/27/24 (b)	EUR	3,512	3,880,123
United States — 2.2%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AJ, 5.74%, 6/10/49 (b)	USD	4,000	3,991,810
BXHTL Mortgage Trust:
Series 2015-JWRZ, Class DR3, 4.22%, 5/15/29 (a)(b)		7,500	6,995,513
Series 2015-JWRZ, Class GL3, 4.00%, 5/15/29 (a)(b)		9,280	8,606,853
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 4.58%, 12/15/27 (a)(b)		4,700	4,450,902
Commercial Mortgage Pass Through Certificates, Series 2014-KYO, Class F, 3.80%, 6/11/27 (a)(b)		18,510	18,302,333
Commercial Mortgage Trust:
Series 2014-PAT, Class E, 3.47%, 8/13/27 (a)(b)		1,000	965,532
Series 2014-PAT, Class F, 2.76%, 8/13/27 (a)(b)		2,000	1,887,819
Series 2014-PAT, Class G, 1.91%, 8/13/27 (a)(b)		2,000	1,846,520
Core Industrial Trust:
Series 2015-CALW, Class F, 3.98%, 2/10/34 (a)(b)		4,620	4,170,377
Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)		5,640	5,214,744
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class AJ, 6.15%, 9/15/39 (b)		3,300	3,325,092
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class AMFX, 4.88%, 4/15/37		278	252,059
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class EFX, 3.49%, 12/15/19 (a)(b)		8,740	8,129,632
Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a)(b)		4,620	4,213,297

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
United States (continued)
Series 2015-NRF, Class GFX, 3.38%, 12/15/19 (a)(b)	USD	14,125	$12,827,041
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)		2,545	2,404,620
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		4,673	4,680,889
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class B, 6.05%, 6/15/38 (b)		4,710	4,771,928
Series 2007-C1, Class AJ, 5.48%, 2/15/40		3,040	3,031,908
Lone Star Portfolio Trust, Series 2015-LSP, Class E, 6.03%, 9/15/20 (a)(b)		6,246	6,132,831
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ, 6.15%, 2/15/51 (b)		2,286	2,302,589
Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class D, 3.85%, 11/15/25		4,630	3,303,028

			111,807,317
Total Non-Agency Mortgage-Backed Securities — 2.4%			120,855,686

Preferred Securities
Capital Trusts
Australia — 0.0%
Commonwealth Bank of Australia, 4.50%, 12/09/25		1,400	1,407,347
China — 0.1%
Central Plaza Development Ltd., 7.13% (b)(h)		900	924,165
China Life Insurance Co. Ltd., 4.00%, 7/03/75 (b)		2,800	2,753,800
CITIC Ltd., 8.63% (b)(h)		2,000	2,242,134

			5,920,099
France — 1.4%
Casino Guichard Perrachon SA, 4.87% (b)(h)	EUR	2,300	1,968,720
Credit Agricole Assurances SA, 4.25% (b)(h)		24,000	24,084,029
Credit Agricole SA, 8.13% (a)(b)(h)	USD	15,000	14,991,000
Electricite de France SA:
5.00% (b)(h)	EUR	6,400	6,253,643
5.88% (b)(h)	GBP	5,900	7,330,021
Orange SA:
4.00% (b)(h)	EUR	3,450	3,634,588
4.25% (b)(h)		4,269	4,659,269
5.00% (b)(h)		5,825	6,133,707

			69,054,977
Germany — 0.6%
Bertelsmann SE & Co. KGaA, 3.50%, 4/23/75 (b)		3,400	3,099,598
HSH Nordbank AG, 7.25% (b)(h)	USD	25,165	6,271,118
Volkswagen International Finance NV, 3.50% (b)(h)	EUR	12,855	11,140,601
Vonovia Finance BV, 4.00% (b)(h)		11,600	11,812,243

			32,323,560
Hong Kong — 0.0%
Bank of East Asia Ltd., 5.50% (b)(h)	USD	1,800	1,710,090
Noble Group Ltd., 6.00% (b)(h)		1,400	427,000

			2,137,090

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Preferred Securities		Par (000)	Value
India — 0.0%
ICICI Bank Ltd., 6.38%, 4/30/22 (b)	USD	1,400	$1,410,706
Italy — 0.5%
Enel SpA:
6.50%, 1/10/74 (b)	EUR	7,900	9,093,066
5.00%, 1/15/75 (b)		2,720	3,016,542
Intesa Sanpaolo SpA:
7.00% (b)(h)		7,420	7,937,779
7.70% (a)(b)(h)	USD	2,775	2,677,875

			22,725,262
Japan — 0.4%
Meiji Yasuda Life Insurance Co., 5.20%, 10/20/45 (b)		1,150	1,204,683
Nippon Life Insurance Co., 5.00%, 1/20/46 (a)(b)		18,255	18,346,275

			19,550,958
Netherlands — 0.2%
ABN AMRO Bank NV, 5.75% (b)(h)	EUR	7,900	8,316,699
South Korea — 0.0%
Shinsegae Co. Ltd., 2.63%, 5/08/45 (b)	USD	900	892,620
Spain — 1.5%
Banco Bilbao Vizcaya Argentaria SA:
7.00% (b)(h)	EUR	13,400	13,656,762
9.00% (b)(h)	USD	4,000	4,180,000
Banco Popular Espanol SA:
8.25% (b)(h)	EUR	6,400	5,873,460
11.50% (b)(h)		8,300	8,890,192
Banco Santander SA, 6.25% (b)(h)		10,900	10,863,277
Gas Natural Fenosa Finance BV, 4.13% (b)(h)		6,700	6,523,556
Telefonica Europe BV:
4.20% (b)(h)		13,200	13,575,161
5.00% (b)(h)		9,900	10,354,402
5.88% (b)(h)		1,800	1,841,222

			75,758,032
Switzerland — 0.0%
UBS Group AG, 5.75% (b)(h)		1,500	1,677,752
United Kingdom — 0.9%
Barclays PLC, 7.88% (b)(h)	GBP	9,425	12,841,405
Centrica PLC, 3.00%, 4/10/76 (b)	EUR	5,290	4,905,738
Coventry Building Society, 6.38% (b)(h)	GBP	3,600	4,817,782
HBOS Capital Funding LP, 6.85% (b)(h)	USD	4,341	4,372,516
Lloyds Banking Group PLC, 6.38% (b)(h)	EUR	12,714	14,151,764
Santander UK Group Holdings PLC, 7.38% (b)(h)	GBP	3,810	5,313,532

			46,402,737
United States — 1.4%
Citigroup, Inc., 6.13% (b)(h)	USD	20,385	20,505,883
General Electric Co., 5.00% (b)(h)		8,773	9,014,257
JPMorgan Chase Capital XXI, 1.28%, 2/02/37 (b)		15,000	11,362,500
NBCUniversal Enterprise, Inc., 5.25% (a)(h)		4,000	4,240,000
State Street Capital Trust IV, 1.51%, 6/15/37 (b)		34,140	26,816,970

			71,939,610
Total Capital Trusts — 7.0%			359,517,449

Preferred Stocks		Shares	Value
Israel — 0.2%
Teva Pharmaceutical Industries Ltd., 7.00% (h)		10,509	$10,265,613
Luxembourg — 0.0%
Concrete Investment I SCA:
0.00% (e)(h)		10,000	1,245,789
0.00% (e)(f)(h)		10,000	—
Concrete Investment II SCA, 0.00%, 8/27/44 (e)		11,824	1,447,403
Novartex Holding Luxembourg SCA Equity, 0.00% (e)(h)		3,800	—

			2,693,192
Netherlands — 0.5%
RBS Capital Funding Trust V, Series E, 5.90% (h)		185,913	4,577,178
RBS Capital Funding Trust VI, 6.25% (h)		151,363	3,781,048
RBS Capital Funding Trust VII, 6.08% (h)		728,691	18,144,406

			26,502,632
Spain — 0.1%
Santander Finance Preferred SAU, 4.00% (h)		164,000	3,514,520
United Kingdom — 0.1%
Royal Bank of Scotland Group PLC:
6.13% (h)		19,117	478,116
6.60% (h)		95,580	2,416,262

			2,894,378
United States — 0.2%
Allergan PLC, Series A, 1.38% (h)		9,950	9,435,486
Total Preferred Stocks — 1.1%			55,305,821
Total Preferred Securities — 8.1%			414,823,270

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bonds:
2.88%, 8/15/45	USD	73,053	74,662,328
3.00%, 11/15/45		120,730	126,705,163
U.S. Treasury Notes:
1.13%, 1/15/19		972	976,366
2.25%, 11/15/25		17,368	17,863,635
Total U.S. Treasury Obligations — 4.3%			220,207,492
Total Long-Term Investments (Cost — $4,905,937,548) — 89.0%			4,556,099,940

Short-Term Securities
Borrowed Bond Agreements — 23.9%
Barclays Bank PLC, (2.75)%, Open (o)		883	882,810
(Purchased on 1/15/16 to be repurchased at $882,001, collateralized by Standard Chartered PLC, 6.50% (h), par and fair value of USD 900,000 and $849,033, respectively)
Barclays Bank PLC, (2.00)%, Open (o)		2,504	2,503,807
(Purchased on 8/27/15 to be repurchased at $2,481,968, collateralized by Federal Republic of Nigeria, 6.38% due at 7/12/23, par and fair value of USD 2,700,000 and $2,387,880, respectively)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	31

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Bank PLC, (1.50)%, Open (o)	EUR	565	$612,270
(Purchased on 1/14/16 to be repurchased at EUR 564,863, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 560,000 and $621,811, respectively)
Barclays Bank PLC, (1.50)%, Open (o)		316	342,833
(Purchased on 1/15/16 to be repurchased at EUR 316,301, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 313,000 and $347,548, respectively)
Barclays Bank PLC, (1.35)%, Open (o)		2,435	2,637,486
(Purchased on 1/21/16 to be repurchased at EUR 2,434,051, collateralized by Wendel SA, 1.88% due at 4/10/20, par and fair value of EUR 2,600,000 and $2,748,687, respectively)
Barclays Bank PLC, (1.25)%, Open (o)	USD	1,073	1,073,156
(Purchased on 1/07/16 to be repurchased at $1,072,411, collateralized by HSBC Holdings PLC, 5.63% (h), par and fair value of USD 1,050,000 and $1,023,159, respectively)
Barclays Bank PLC, (1.00)%, Open (o)		1,584	1,584,271
(Purchased on 1/08/16 to be repurchased at $1,583,434, collateralized by HSBC Holdings PLC, 5.63% (h), par and fair value of USD 1,550,000 and $1,510,377, respectively)
Barclays Bank PLC, (0.85)%, Open (o)	EUR	1,235	1,338,303
(Purchased on 1/19/16 to be repurchased at EUR 1,235,080, collateralized by Rexel SA, 3.25% due at 6/15/22, par and fair value of EUR 1,318,000 and $1,370,671, respectively)
Barclays Bank PLC, (0.85)%, Open (o)		1,543	1,671,881
(Purchased on 1/19/16 to be repurchased at EUR 1,542,929, collateralized by Total Capital International SA, 1.38% due at 3/19/25, par and fair value of EUR 1,600,000 and $1,728,546, respectively)
Barclays Bank PLC, (0.85)%, Open (o)		984	1,066,046
(Purchased on 1/19/16 to be repurchased at EUR 983,822, collateralized by Rexel SA, 3.25% due at 6/15/22, par and fair value of EUR 1,049,000 and $1,090,921, respectively)
Barclays Bank PLC, (0.65)%, Open (o)		1,130	1,223,837
(Purchased on 10/13/15 to be repurchased at EUR 1,127,513, collateralized by SABMiller Holdings, Inc., 1.88% due at 1/20/20, par and fair value of EUR 1,075,000 and $1,221,398, respectively)
Barclays Bank PLC, (0.65)%, Open (o)		2,133	2,310,641
(Purchased on 10/13/15 to be repurchased at EUR 2,128,778, collateralized by SABMiller Holdings, Inc., 1.88% due at 1/20/20, par and fair value of EUR 2,030,000 and $2,306,454, respectively)
Barclays Bank PLC, 0.00%, Open (o)	USD	3,126	3,126,222
(Purchased on 1/15/16 to be repurchased at $3,126,222, collateralized by Barclays PLC, 4.38% due at 9/11/24, par and fair value of USD 3,135,000 and $3,055,559, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Barclays Capital, Inc., 0.00%, Open (o)	USD	5,279	$5,279,165
(Purchased on 1/27/16 to be repurchased at $5,279,165, collateralized by Bank of Nova Scotia, 4.50% due at 12/16/25, par and fair value of USD 5,266,000 and $5,205,178, respectively)
Barclays Capital, Inc., 0.05%, Open (o)		31,023	31,022,557
(Purchased on 1/29/16 to be repurchased at $31,022,687, collateralized by Royal Bank of Canada, 2.15% due at 3/15/19, par and fair value of USD 30,489,000 and $30,740,016, respectively)
Barclays Capital, Inc., 0.05%, Open (o)		21,199	21,198,940

(Purchased on 12/17/15 to be repurchased at $21,200,265, collateralized by Potash Corp. of Saskatchewan, Inc., 5.63% due at 12/01/40, par and fair value of USD 19,999,000 and $21,421,429, respectively)

Barclays Capital, Inc., 0.05%, Open (o)		24,600	24,600,000
(Purchased on 12/17/15 to be repurchased at $24,601,538, collateralized by Total Capital International SA, 3.75% due at 4/10/24, par and fair value of USD 24,000,000 and $24,301,272, respectively)
Barclays Capital, Inc., 0.05%, Open (o)		34,743	34,743,461

(Purchased on 12/17/15 to be repurchased at $34,745,633, collateralized by International Business Machines Corp., 4.00% due at 6/20/42, par and fair value of USD 36,717,000 and $33,224,479, respectively)

Barclays Capital, Inc., 0.10%, Open (o)		239	238,500
(Purchased on 12/17/15 to be repurchased at $238,530, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44, par and fair value of USD 240,000 and $234,159, respectively)
Barclays Capital, Inc., 0.10%, Open (o)		9,965	9,965,250
(Purchased on 12/17/15 to be repurchased at $9,966,496, collateralized by Citigroup, Inc., 5.88% due at 1/30/42, par and fair value of USD 8,600,000 and $9,815,154, respectively)
BNP Paribas Securities Corp., 0.38%, 2/01/16		4,105	4,105,000
(Purchased on 1/28/16 to be repurchased at $4,105,173, collateralized by U.S. Treasury Notes, 2.13% due at 12/31/22, par and fair value of USD 4,000,000 and $4,121,408, respectively)
BNP Paribas Securities Corp., 0.40%, Open (o)		12,026	12,026,000
(Purchased on 12/31/15 to be repurchased at $12,030,276, collateralized by U.S. Treasury Notes, 2.25% due at 11/15/25, par and fair value of USD 12,026,000 and $12,369,403, respectively)
Citigroup Global Markets Ltd., (1.75)%, Open (o)		2,806	2,806,180
(Purchased on 1/12/16 to be repurchased at $2,803,725, collateralized by Bank of Communications Co. Ltd., 5.00% (h), par and fair value of USD 2,600,000 and $2,619,370, respectively)

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets Ltd., (0.75)%, Open (o)	EUR	2,288	$2,479,049
(Purchased on 10/29/15 to be repurchased at EUR 2,284,096, collateralized by EDP — Energias de Portugal SA, 5.38% due at 9/16/75, par and fair value of EUR 2,200,000 and $2,276,002, respectively)
Citigroup Global Markets, Inc., (0.25)%, Open (o)	USD	2,163	2,163,000
(Purchased on 12/17/15 to be repurchased at $2,162,309, collateralized by Tribune Media Co., 5.88% due at 7/15/22, par and fair value of USD 2,100,000 and $2,094,750, respectively)
Citigroup Global Markets, Inc., (0.20)%, Open (o)		17,214	17,214,413
(Purchased on 11/27/15 to be repurchased at $17,208,387, collateralized by Enterprise Products Operating LLC, 3. 75% due at 2/15/25, par and fair value of USD 18,002,000 and $16,408,733, respectively)
Citigroup Global Markets, Inc., 0.00%, Open (o)		438	437,546
(Purchased on 1/12/16 to be repurchased at $437,546, collateralized by Kennametal, Inc., 3.88% due at 2/15/22, par and fair value of USD 437,000 and $435,935, respectively)
Citigroup Global Markets, Inc., 0.05%, Open (o)		19,725	19,725,000
(Purchased on 1/22/16 to be repurchased at $19,725,192, collateralized by Target Corp., 4.00% due at 7/01/42, par and fair value of USD 20,000,000 and $19,797,520, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		14,732	14,731,781
(Purchased on 1/22/16 to be repurchased at $14,732,068, collateralized by Merck & Co., Inc., 3.70% due at 2/10/45, par and fair value of USD 15,207,000 and $14,194,776, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		2,191	2,190,500
(Purchased on 1/22/16 to be repurchased at $2,190,543, collateralized by Infor U.S., Inc., 6.50% due at 5/15/22, par and fair value of USD 2,600,000 and $2,268,500, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		20,125	20,125,000
(Purchased on 1/22/16 to be repurchased at $20,125,391, collateralized by Novartis Capital Corp., 4.00% due at 11/20/45, par and fair value of USD 20,000,000 and $20,200,140, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		36,006	36,006,250
(Purchased on 10/06/15 to be repurchased at $36,018,052, collateralized by Anheuser-Busch InBev Finance, Inc., 3.70% due at 2/01/24, par and fair value of USD 35,000,000 and $36,187,620, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		14,396	14,395,625
(Purchased on 12/10/15 to be repurchased at $14,397,704, collateralized by Enterprise Products Operating LLC, 3.70% due at 2/15/26, par and fair value of USD 15,500,000 and $13,941,165, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Citigroup Global Markets, Inc., 0.10%, Open (o)	USD	4,808	$4,808,377
(Purchased on 12/21/15 to be repurchased at $4,808,925, collateralized by BHP Billiton Finance USA Ltd., 6.75% due at 10/19/75, par and fair value of USD 4,938,000 and $4,641,720, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		8,681	8,681,250
(Purchased on 6/08/15 to be repurchased at $8,686,989, collateralized by PepsiCo, Inc., 5.50% due at 1/15/40, par and fair value of USD 7,500,000 and $8,906,093, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		11,460	11,460,000
(Purchased on 6/09/15 to be repurchased at $11,467,545, collateralized by PepsiCo, Inc., 2.75% due at 4/30/25, par and fair value of USD 12,000,000 and $11,915,376, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		1,439	1,439,000
(Purchased on 6/10/15 to be repurchased at $1,439,939, collateralized by Eastman Chemical Co., 3.60% due at 8/15/22, par and fair value of USD 1,425,000 and $1,382,241, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		10,750	10,750,000
(Purchased on 8/05/15 to be repurchased at $10,755,375, collateralized by Bank of America Corp., 4.88% due at 4/01/44, par and fair value of USD 10,000,000 and $10,210,660, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		33,418	33,418,000
(Purchased on 8/13/15 to be repurchased at $33,433,966, collateralized by Verizon Communications, Inc., 3.50% due at 11/01/24, par and fair value of USD 34,100,000 and $33,813,731, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		31,425	31,425,000
(Purchased on 8/18/15 to be repurchased at $31,439,578, collateralized by Wal-Mart Stores, Inc., 4.30% due at 4/22/44, par and fair value of USD 30,000,000 and $31,076,970, respectively)
Citigroup Global Markets, Inc., 0.10%, Open (o)		3,557	3,556,875
(Purchased on 9/03/15 to be repurchased at $3,558,367, collateralized by Medtronic, Inc., 3.50% due at 3/15/25, par and fair value of USD 3,500,000 and $3,593,660, respectively)
Citigroup Global Markets, Inc., 0.15%, Open (o)		19,750	19,750,000
(Purchased on 1/14/16 to be repurchased at $19,751,481, collateralized by Hewlett Packard Enterprise Co., 4.90% due at 10/15/25, par and fair value of USD 20,000,000 and $19,036,200, respectively)
Citigroup Global Markets, Inc., 0.15%, Open (o)		11,547	11,546,987
(Purchased on 12/22/15 to be repurchased at $11,548,960, collateralized by Goldman Sachs Group, Inc., 4.80% due at 7/08/44, par and fair value of USD 11,170,000 and $11,056,457, respectively)
Citigroup Global Markets, Inc., 0.15%, Open (o)		3,228	3,227,875
(Purchased on 12/22/15 to be repurchased at $3,228,426, collateralized by Amazon.com, Inc., 3.80% due at 12/05/24, par and fair value of USD 3,100,000 and $3,250,530, respectively)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	33

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
Credit Suisse Securities (USA) LLC, 0.00%, Open (o)	USD	11,128	$11,128,145
(Purchased on 12/17/15 to be repurchased at $11,128,145, collateralized by Enterprise Products Operating LLC, 3.75% due at 2/15/25, par and fair value of USD 11,998,000 and $10,936,117, respectively)
Credit Suisse Securities (USA) LLC, 0.10%, Open (o)		11,058	11,058,320
(Purchased on 12/17/15 to be repurchased at $11,059,702, collateralized by Royal Bank of Canada, 2.15% due at 3/15/19, par and fair value of USD 10,976,000 and $11,066,365, respectively)
Credit Suisse Securities (USA) LLC, 0.10%, Open (o)		23,063	23,062,500
(Purchased on 12/17/15 to be repurchased at $23,065,383, collateralized by Wells Fargo & Co., 3.90% due at 5/01/45, par and fair value of USD 25,000,000 and $22,816,400, respectively)
Deutsche Bank Securities, Inc., (0.38)%, Open (o)		24,540	24,540,000
(Purchased on 9/18/15 to be repurchased at $24,504,771, collateralized by Statoil ASA, 3.70% due at 3/01/24, par and fair value of USD 24,000,000 and $24,116,880, respectively)
Deutsche Bank Securities, Inc., (0.25)%, Open (o)		20,225	20,225,000
(Purchased on 1/22/16 to be repurchased at $20,224,017, collateralized by Roche Holdings, Inc., 3.00% due at 11/10/25, par and fair value of USD 20,000,000 and $20,184,840, respectively)
Deutsche Bank Securities, Inc., 0.05%, Open (o)		4,661	4,660,500
(Purchased on 12/22/15 to be repurchased at $4,660,765, collateralized by Amazon.com, Inc., 2.50% due at 11/29/22, par and fair value of USD 4,780,000 and $4,710,217, respectively)
Deutsche Bank Securities, Inc., 0.38%, 2/01/16		41,258	41,257,686
(Purchased on 1/29/16 to be repurchased at $41,258,993, collateralized by U.S. Treasury Notes, 2.25% due at 11/15/25, par and fair value of USD 39,910,700 and $41,050,350, respectively)
J.P. Morgan Securities LLC, (0.12)%, Open (o)		22,830	22,830,000
(Purchased on 12/15/15 to be repurchased at $22,826,347, collateralized by ConocoPhillips Co., 3.35% due at 11/15/24, par and fair value of USD 24,000,000 and $20,611,272, respectively)
J.P. Morgan Securities LLC, (0.06)%, Open (o)		140,667	140,666,581
(Purchased on 1/26/16 to be repurchased at $140,665,409, collateralized by U.S. Treasury Notes, 1.75% due at 12/31/20, par and fair value of USD 138,417,300 and $141,147,853, respectively)
J.P. Morgan Securities LLC, 0.05%, Open (o)		8,234	8,234,375
(Purchased on 12/30/15 to be repurchased at $8,234,752, collateralized by Bank of America Corp., 5.00% due at 1/21/44, par and fair value of USD 7,750,000 and $7,992,033, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
J.P. Morgan Securities LLC, 0.41%, Open (o)	USD	105,984	$105,983,975
(Purchased on 1/26/16 to be repurchased at $105,990,010, collateralized by U.S. Treasury Notes, 2.13% due at 12/31/22, par and fair value of USD 103,399,000 and $106,537,366, respectively)
J.P. Morgan Securities PLC, (3.00)%, Open (o)	EUR	1,434	1,553,426
(Purchased on 1/19/16 to be repurchased at EUR 1,432,669, collateralized by Repsol International Finance BV, 3.63% due at 10/07/21, par and fair value of EUR 1,400,000 and $1,526,543, respectively)
J.P. Morgan Securities PLC, (2.50)%, Open (o)		794	859,863
(Purchased on 1/18/16 to be repurchased at EUR 793,087, collateralized by Faurecia, 3.13% due at 6/15/22, par and fair value of EUR 800,000 and $834,137, respectively)
J.P. Morgan Securities PLC, (1.60)%, Open (o)		310	336,222
(Purchased on 1/15/16 to be repurchased at EUR 310,190, collateralized by Repsol International Finance BV, 3.63% due at 10/07/21, par and fair value of EUR 300,000 and $327,116, respectively)
J.P. Morgan Securities PLC, (1.60)%, Open (o)		414	448,296
(Purchased on 1/15/16 to be repurchased at EUR 413,587, collateralized by Repsol International Finance BV, 3.63% due at 10/07/21, par and fair value of EUR 400,000 and $436,156, respectively)
J.P. Morgan Securities PLC, (1.50)%, Open (o)		1,189	1,288,440
(Purchased on 1/18/16 to be repurchased at EUR 1,188,777, collateralized by Eni SpA, 1.50% due at 2/02/26, par and fair value of EUR 1,200,000 and $1,250,263, respectively)
J.P. Morgan Securities PLC, (1.50)%, Open (o)		1,373	1,487,459
(Purchased on 1/18/16 to be repurchased at EUR 1,372,402, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 1,300,000 and $1,421,839, respectively)
J.P. Morgan Securities PLC, (1.50)%, Open (o)		396	429,480
(Purchased on 1/18/16 to be repurchased at EUR 396,259, collateralized by Eni SpA, 1.50% due at 2/02/26, par and fair value of EUR 400,000 and $416,754, respectively)
J.P. Morgan Securities PLC, (1.30)%, Open (o)		1,044	1,130,547
(Purchased on 1/25/16 to be repurchased at EUR 1,043,430, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 1,000,000 and $1,087,017, respectively)
J.P. Morgan Securities PLC, (1.30)%, Open (o)		1,879	2,034,984
(Purchased on 1/25/16 to be repurchased at EUR 1,878,175, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 1,800,000 and $1,956,630, respectively)

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
J.P. Morgan Securities PLC, (1.30)%, Open (o)	EUR	1,045	$1,131,528
(Purchased on 1/26/16 to be repurchased at EUR 1,044,374, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 1,000,000 and $1,087,017, respectively)
J.P. Morgan Securities PLC, (1.30)%, Open (o)		1,462	1,584,139
(Purchased on 1/26/16 to be repurchased at EUR 1,462,124, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 1,400,000 and $1,521,823, respectively)
J.P. Morgan Securities PLC, (1.25)%, Open (o)		612	663,465
(Purchased on 1/14/16 to be repurchased at EUR 612,153, collateralized by Gestamp Funding Luxembourg SA, 5.88% due at 5/31/20, par and fair value of EUR 560,000 and $622,569, respectively)
J.P. Morgan Securities PLC, (1.25)%, Open (o)		907	982,060
(Purchased on 1/14/16 to be repurchased at EUR 906,108, collateralized by Gestamp Funding Luxembourg SA, 5.88% due at 5/31/20, par and fair value of EUR 840,000 and $933,854, respectively)
J.P. Morgan Securities PLC, (1.25)%, Open (o)		343	372,088
(Purchased on 1/18/16 to be repurchased at EUR 343,335, collateralized by Lock AS, 7.00% due at 8/15/21, par and fair value of EUR 313,000 and $347,928, respectively)
J.P. Morgan Securities PLC, (1.20)%, Open (o)		1,362	1,474,982
(Purchased on 1/21/16 to be repurchased at EUR 1,361,253, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 1,300,000 and $1,421,839, respectively)
J.P. Morgan Securities PLC, (1.10)%, Open (o)		228	246,677
(Purchased on 1/18/16 to be repurchased at EUR 227,627, collateralized by Rexel SA, 3.25% due at 6/15/22, par and fair value of EUR 233,000 and $242,311, respectively)
J.P. Morgan Securities PLC, (1.10)%, Open (o)		1,293	1,400,581
(Purchased on 9/25/15 to be repurchased at EUR 1,287,952, collateralized by Glencore Finance Europe SA, 5.25% due at 3/22/17, par and fair value of EUR 1,200,000 and $1,286,954, respectively)
J.P. Morgan Securities PLC, (1.10)%, Open (o)		862	933,720
(Purchased on 9/25/15 to be repurchased at EUR 858,635, collateralized by Glencore Finance Europe SA, 5.25% due at 3/22/17, par and fair value of EUR 800,000 and $857,969, respectively)
J.P. Morgan Securities PLC, (1.05)%, Open (o)		574	622,081
(Purchased on 1/14/16 to be repurchased at EUR 574,015, collateralized by Faurecia, 3.13% due at 6/15/22, par and fair value of EUR 560,000 and $583,896, respectively)
J.P. Morgan Securities PLC, (1.00)%, Open (o)		952	1,031,750
(Purchased on 1/08/16 to be repurchased at EUR 951,916, collateralized by EDP Finance BV, 2.63% due at 1/18/22, par and fair value of EUR 900,000 and $961,776, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
J.P. Morgan Securities PLC, (0.75)%, Open (o)	USD	774	$774,199
(Purchased on 1/14/16 to be repurchased at $774,006, collateralized by Societe Generale SA, 6.00% (h), par and fair value of USD 765,000 and $700,908, respectively)
J.P. Morgan Securities PLC, (0.40)%, Open (o)		1,857	1,857,387
(Purchased on 1/15/16 to be repurchased at $1,857,160, collateralized by Societe Generale SA, 6.00% (h), par and fair value of USD 1,835,000 and $1,681,264, respectively)
J.P. Morgan Securities PLC, (0.25)%, Open (o)		2,220	2,219,737
(Purchased on 1/08/16 to be repurchased at $2,219,428, collateralized by Republic of Ecuador, 7.95% due at 6/20/24, par and fair value of USD 3,000,000 and $2,077,500, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, Open (o)		6,256	6,256,125
(Purchased on 12/16/15 to be repurchased at $6,256,125, collateralized by Standard Chartered PLC, 5.70% due at 3/26/44, par and fair value of USD 6,225,000 and $6,073,496, respectively)
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.00%, Open (o)		15,518	15,518,475
(Purchased on 8/05/15 to be repurchased at $15,518,475, collateralized by Morgan Stanley, 6.38% due at 7/24/42, par and fair value of USD 12,390,000 and $15,040,679, respectively)
RBC Capital Markets, LLC, (3.50)%, Open (o)		9,163	9,163,125
(Purchased on 12/17/15 to be repurchased at $9,123,036, collateralized by Molson Coors Brewing Co., 3.50% due at 5/01/22, par and fair value of USD 9,050,000 and $9,219,326, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		17,535	17,535,000
(Purchased on 1/11/16 to be repurchased at $17,536,534, collateralized by Citigroup, Inc., 6.68% due at 9/13/43, par and fair value of USD 14,000,000 and $16,733,136, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		18,519	18,518,500
(Purchased on 1/11/16 to be repurchased at $18,520,120, collateralized by Wells Fargo & Co., 4.90% due at 11/17/45, par and fair value of USD 18,200,000 and $18,281,117, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		18,529	18,528,750
(Purchased on 1/11/16 to be repurchased at $18,530,371, collateralized by Merrill Lynch & Co., 7.75% due at 5/14/38, par and fair value of USD 13,500,000 and $18,190,913, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		5,341	5,340,600
(Purchased on 1/15/16 to be repurchased at $5,340,889, collateralized by Netflix Inc., 5.50% due at 2/15/22, par and fair value of USD 5,160,000 and $5,314,800, respectively)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	35

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 0.15%, Open (o)	USD	779	$778,844
(Purchased on 1/15/16 to be repurchased at $778,899, collateralized by Sabine Pass Liquefaction LLC, 5.63% due at 3/01/25, par and fair value of USD 875,000 and $752,500, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		5,385	5,384,500
(Purchased on 1/20/16 to be repurchased at $5,384,747, collateralized by Cimarex Energy Co., 4.38% due at 6/01/24, par and fair value of USD 6,050,000 and $5,296,231, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		1,812	1,811,563
(Purchased on 1/21/16 to be repurchased at $1,811,638, collateralized by Steel Dynamics, Inc., 5.50% due at 10/01/24, par and fair value of USD 2,125,000 and $1,917,813, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		46,224	46,224,000
(Purchased on 1/21/16 to be repurchased at $46,225,926, collateralized by JPMorgan Chase & Co., 4.85% due at 2/01/44, par and fair value of USD 42,800,000 and $45,413,197, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		11,730	11,730,000
(Purchased on 1/26/16 to be repurchased at $11,730,293, collateralized by ConocoPhillips Co., 6.50% due at 2/01/39, par and fair value of USD 11,500,000 and $11,045,808, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		2,766	2,765,820
(Purchased on 1/27/16 to be repurchased at $2,765,866, collateralized by Rackspace Hosting, Inc., 6.50% due at 1/15/24, par and fair value of USD 2,974,000 and $2,713,775, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		11,634	11,634,375
(Purchased on 12/17/15 to be repurchased at $11,636,556, collateralized by Rio Tinto Finance USA Ltd., 3.75% due at 6/15/25, par and fair value of USD 12,750,000 and $11,437,949, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		13,331	13,331,250
(Purchased on 12/17/15 to be repurchased at $13,333,750, collateralized by Goldman Sachs Group, Inc., 5.15% due at 5/22/45, par and fair value of USD 13,500,000 and $13,158,477, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		15,188	15,187,500
(Purchased on 12/17/15 to be repurchased at $15,190,348, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, par and fair value of USD 15,000,000 and $15,234,885, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		18,225	18,225,000
(Purchased on 12/17/15 to be repurchased at $18,228,417, collateralized by Verizon Communications, Inc., 6.55% due at 9/15/43, par and fair value of USD 15,000,000 and $17,511,840, respectively)

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 0.15%, Open (o)	USD	2,827	$2,827,187
(Purchased on 12/17/15 to be repurchased at $2,827,718, collateralized by Owens-Brockway Glass Container, Inc., 5.88% due at 8/15/23, par and fair value of USD 2,725,000 and $2,673,906, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		20,000	20,000,000
(Purchased on 12/17/15 to be repurchased at $20,003,750, collateralized by Time Warner, Inc., 3.60% due at 7/15/25, par and fair value of USD 20,000,000 and $19,415,040, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		20,050	20,050,000
(Purchased on 12/17/15 to be repurchased at $20,053,759, collateralized by Abbott Laboratories, 2.95% due at 3/15/25, par and fair value of USD 20,000,000 and $19,985,080, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		24,540	24,540,000
(Purchased on 12/17/15 to be repurchased at $24,544,601, collateralized by BP Capital Markets PLC, 3.81% due at 2/10/24, par and fair value of USD 24,000,000 and $23,774,400, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		25,476	25,475,587
(Purchased on 12/17/15 to be repurchased at $25,480,364, collateralized by CCO Safari II LLC, 4.91% due at 7/23/25, par and fair value of USD 24,915,000 and $24,939,691, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		3,360	3,360,000
(Purchased on 12/17/15 to be repurchased at $3,360,630, collateralized by LyondellBasell Industries NV, 5.75% due at 4/15/24, par and fair value of USD 3,000,000 and $3,252,933, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		3,930	3,930,000
(Purchased on 12/17/15 to be repurchased at $3,930,737, collateralized by Merck & Co., Inc., 2.75% due at 2/10/25, par and fair value of USD 4,000,000 and $3,959,664, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		6,987	6,987,000
(Purchased on 12/17/15 to be repurchased at $6,988,310, collateralized by Time Warner Cable, Inc., 6.55% due at 5/01/37, par and fair value of USD 6,850,000 and $6,837,903, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		11,190	11,190,375
(Purchased on 12/18/15 to be repurchased at $11,192,473, collateralized by Seagate HDD, 4.75% due at 6/01/23, par and fair value of USD 13,050,000 and $11,212,312, respectively)
RBC Capital Markets, LLC, 0.15%, Open (o)		14,406	14,406,000
(Purchased on 12/21/15 to be repurchased at $14,408,521, collateralized by Occidental Petroleum Corp., 2.70% due at 2/15/23, par and fair value of USD 14,700,000 and $13,614,626, respectively)

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued)
RBC Capital Markets, LLC, 0.15%, Open (o)	USD	1,339	$1,339,000
(Purchased on 12/28/15 to be repurchased at $1,339,195, collateralized by LifePoint Health, Inc., 5.50% due at 12/01/21, par and fair value of USD 1,300,000 and $1,319,500, respectively)
			1,226,438,913

Short-Term Securities		Shares
Money Market Funds — 8.7%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.32% (m)(n)		444,946,963	444,946,963
Total Short-Term Securities (Cost — $1,671,820,245) — 32.6%			1,671,385,876

Options Purchased
(Cost — $10,068,539) — 0.1%			6,627,378
Total Investments Before Options Written, Borrowed Bonds and Investments Sold Short
(Cost — $6,587,826,332) — 121.7%			6,234,113,194

Options Written
(Premiums Received — $1,591,991) — (0.0)%			(689,777)

Borrowed Bonds		Par (000)
Corporate Bonds — (17.1)%
Abbott Laboratories, 2.95%, 3/15/25	USD	20,000	(19,985,080)
Amazon.com, Inc.:
2.50%, 11/29/22		4,780	(4,710,217)
3.80%, 12/05/24		3,100	(3,250,530)
Anheuser-Busch InBev Finance, Inc., 3.70%, 2/01/24		35,000	(36,187,620)
Bank of America Corp.:
5.00%, 1/21/44		7,750	(7,992,033)
4.88%, 4/01/44		10,000	(10,210,660)
Bank of Communications Co. Ltd., 5.00% (b)(h)		2,600	(2,619,370)
Bank of Nova Scotia, 4.50%, 12/16/25		5,266	(5,205,178)
Barclays PLC, 4.38%, 9/11/24		3,135	(3,055,559)
BHP Billiton Finance USA Ltd., 6.75%, 10/19/75 (a)(b)		4,938	(4,641,720)
BP Capital Markets PLC, 3.81%, 2/10/24		24,000	(23,774,400)
Caterpillar, Inc., 3.40%, 5/15/24		15,000	(15,234,885)
CCO Safari II LLC, 4.91%, 7/23/25 (a)		24,915	(24,939,691)
Cimarex Energy Co., 4.38%, 6/01/24		6,050	(5,296,231)
Citigroup, Inc.:
5.88%, 1/30/42		8,600	(9,815,154)
6.68%, 9/13/43		14,000	(16,733,136)
ConocoPhillips Co.:
3.35%, 11/15/24		24,000	(20,611,272)
6.50%, 2/01/39		11,500	(11,045,808)
Eastman Chemical Co., 3.60%, 8/15/22		1,425	(1,382,241)
EDP — Energias de Portugal SA, 5.38%, 9/16/75 (b)	EUR	2,200	(2,276,002)
EDP Finance BV, 2.63%, 1/18/22		900	(961,776)

Borrowed Bonds		Par (000)	Value
Corporate Bonds (continued)
Eni SpA, 1.50%, 2/02/26	EUR	1,600	$(1,667,017)
Enterprise Products Operating LLC:
3.75%, 2/15/25	USD	30,000	(27,344,850)
3.70%, 2/15/26		15,500	(13,941,165)
Faurecia, 3.13%, 6/15/22	EUR	1,360	(1,418,033)
Gestamp Funding Luxembourg SA, 5.88%, 5/31/20		1,400	(1,556,423)
Glencore Finance Europe SA, 5.25%, 3/22/17		2,000	(2,144,923)
Goldman Sachs Group, Inc.:
4.80%, 7/08/44	USD	11,170	(11,056,457)
5.15%, 5/22/45		13,500	(13,158,477)
Grupo Antolin Dutch BV, 5.13%, 6/30/22	EUR	873	(969,359)
Hewlett Packard Enterprise Co., 4.90%, 10/15/25 (a)	USD	20,000	(19,036,200)
HSBC Holdings PLC, 5.63% (b)(h)		2,600	(2,533,536)
Infor U.S., Inc., 6.50%, 5/15/22 (a)		2,600	(2,268,500)
International Business Machines Corp., 4.00%, 6/20/42		36,717	(33,224,479)
JPMorgan Chase & Co., 4.85%, 2/01/44		42,800	(45,413,197)
Kennametal, Inc., 3.88%, 2/15/22		437	(435,935)
LifePoint Health, Inc., 5.50%, 12/01/21		1,300	(1,319,500)
Lock A/S, 7.00%, 8/15/21	EUR	313	(347,928)
LyondellBasell Industries NV, 5.75%, 4/15/24	USD	3,000	(3,252,933)
Medtronic, Inc., 3.50%, 3/15/25		3,500	(3,593,660)
Merck & Co., Inc.:
2.75%, 2/10/25		4,000	(3,959,664)
3.70%, 2/10/45		15,207	(14,194,776)
Merrill Lynch & Co., 7.75%, 5/14/38		13,500	(18,190,913)
Molson Coors Brewing Co., 3.50%, 5/01/22		9,050	(9,219,326)
Morgan Stanley, 6.38%, 7/24/42		12,390	(15,040,679)
Netflix, Inc., 5.50%, 2/15/22 (a)		5,160	(5,314,800)
Novartis Capital Corp., 4.00%, 11/20/45		20,000	(20,200,140)
Occidental Petroleum Corp., 2.70%, 2/15/23		14,700	(13,614,626)
Owens-Brockway Glass Container, Inc., 5.88%, 8/15/33		2,725	(2,673,906)
PepsiCo, Inc.:
2.75%, 4/30/25		12,000	(11,915,376)
5.50%, 1/15/40		7,500	(8,906,093)
Potash Corp. of Saskatchewan, Inc., 5.63%, 12/01/40		19,999	(21,421,429)
Rackspace Hosting, Inc., 6.50%, 1/15/24 (a)		2,974	(2,713,775)
Repsol International Finance BV, 3.63%, 10/07/21	EUR	2,100	(2,289,815)
Rexel SA, 3.25%, 6/15/22		2,600	(2,703,903)
Rio Tinto Finance USA Ltd., 3.75%, 6/15/25	USD	12,750	(11,437,949)
Roche Holdings, Inc., 3.00%, 11/10/25 (a)		20,000	(20,184,840)
Royal Bank of Canada, 2.15%, 3/15/19		41,465	(41,806,381)
Sabine Pass Liquefaction LLC, 5.63%, 3/01/25		875	(752,500)
SABMiller Holdings, Inc., 1.88%, 1/20/20	EUR	3,105	(3,527,852)
Seagate HDD, 4.75%, 6/01/23	USD	13,050	(11,212,312)
Société Générale SA, 6.00% (b)(h)		2,600	(2,382,172)
Solvay SA, 1.63%, 12/02/22	EUR	2,600	(2,843,678)
Standard Chartered PLC:
6.50% (b)(h)	USD	900	(849,033)
5.70%, 3/26/44 (a)		6,465	(6,307,655)
Steel Dynamics, Inc., 5.50%, 10/01/24		2,125	(1,917,813)
Target Corp., 4.00%, 7/01/42		20,000	(19,797,520)
Time Warner Cable, Inc., 6.55%, 5/01/37		6,850	(6,837,903)
Time Warner, Inc., 3.60%, 7/15/25		20,000	(19,415,040)
Total Capital International SA:
3.75%, 4/10/24		24,000	(24,301,272)
1.38%, 3/19/25	EUR	1,600	(1,728,546)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	37

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Borrowed Bonds		Par (000)	Value
Corporate Bonds (continued)
Tribune Media Co., 5.88%, 7/15/22 (a)	USD	2,100	$(2,094,750)
Verizon Communications, Inc.:
3.50%, 11/01/24		34,100	(33,813,731)
6.55%, 9/15/43		15,000	(17,511,840)
Vodafone Group PLC, 1.88%, 9/11/25	EUR	5,200	(5,652,487)
Wal-Mart Stores, Inc., 4.30%, 4/22/44	USD	30,000	(31,076,970)
Wells Fargo & Co.:
3.90%, 5/01/45		25,000	(22,816,400)
4.90%, 11/17/45		18,200	(18,281,117)
Wendel SA, 1.88%, 4/10/20	EUR	2,600	(2,748,687)

			(876,268,804)
Foreign Agency Obligations — (0.5)%
Statoil ASA, 3.70%, 3/01/24	USD	24,000	(24,116,880)
Foreign Government Obligations — (0.1)%
Federal Republic of Nigeria, 6.38%, 7/12/23		2,700	(2,387,880)
Republic of Ecuador, 7.95%, 6/20/24		3,000	(2,077,500)

			(4,465,380)
U.S. Treasury Obligations — (5.9)%
U.S. Treasury Notes:
1.75%, 12/31/20		138,417	(141,147,853)
2.13%, 12/31/22		107,399	(110,658,774)
2.25%, 11/15/25		51,937	(53,419,753)

			(305,226,380)
Total Borrowed Bonds (Proceeds — $1,234,534,715) — (23.6)%			(1,210,077,444)

Investments Sold Short		Shares	Value
Common Stocks — (0.9)%
Allergan PLC		8,335	$(2,370,724)
Amazon.com, Inc. (e)		900	(528,300)
Calpine Corp.		81,000	(1,240,110)
Caterpillar, Inc.		121,250	(7,546,600)
Cheniere Energy, Inc.		28,025	(842,151)
Community Health Systems, Inc.		30,750	(660,510)
Continental Resources, Inc.		35,000	(738,850)
Endo International PLC		14,750	(818,183)
General Electric Co.		185,000	(5,383,500)
HCA Holdings, Inc.		9,000	(626,220)
Hewlett Packard Enterprise Co.		203,210	(2,796,170)
Hewlett-Packard Co.		133,210	(1,293,469)
Mallinckrodt PLC		21,500	(1,248,935)
Micron Technology, Inc.		342,750	(3,780,532)
Powershares Senior Loan Portfolio		500,000	(11,090,000)
Qorvo, Inc.		24,150	(956,340)
Tenet Healthcare Corp.		45,500	(1,233,960)
Valeant Pharmaceuticals International, Inc.		50,050	(4,515,511)

			(47,670,065)
Corporate Bonds — (1.6)%		Par (000)
AbbVie, Inc., 3.60%, 05/14/25	USD	25,000	(24,979,828)
AT&T Inc., 3.90%, 03/11/24		15,000	(15,414,900)
Bank of Nova Scotia, 4.50%, 12/16/25		12,111	(11,971,118)
Health Care REIT, Inc., 4.00%, 06/01/25		6,527	(6,500,422)
Pfizer, Inc., 3.40%, 05/15/24		15,000	(15,624,960)
Ventas Realty LP, 3.50%, 02/01/25		7,398	(7,160,746)

			(81,651,974)
Investment Companies — (2.5)%		Shares
Industrial Select Sector SPDR Fund		20,000	(999,800)
iShares iBoxx $ High Yield Corporate Bond ETF (m)		1,300,000	(103,064,000)
iShares U.S. Preferred Stock ETF (m)		163,600	(6,293,692)
Market Vectors Semiconductor ETF		100,000	(4,972,000)
Powershares QQQ Trust Series 1		92,600	(9,642,438)
SPDR S&P Oil & Gas Exploration & Production ETF		75,000	(2,136,750)

			(127,108,680)
U.S. Treasury Obligations — (0.4)%		Par (000)
U.S. Treasury Notes, 1.75%, 12/31/20	USD	17,063	(17,399,193)
Total Investments Sold Short (Proceeds — $283,289,829) — (5.4)%			(273,829,912)
Total Investments Net of Options Written, Borrowed Bonds and Investments Sold Short — 92.7%			4,749,516,061
Other Assets Less Liabilities — 7.3%			373,754,752

Net Assets — 100.0%			$5,123,270,813

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	Amount is less than $500.

(e)	Non-income producing security.

(f)	Stapled Security — A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(g)	Restricted security as to resale, excluding 144a securities. As of period end, the Fund held restricted securities with a current value of $10,049 and an original cost of $10,049 which was 0.0% of its net assets.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

(h)	Perpetual security with no stated maturity date.

(i)	Convertible security.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	Issuer filed for bankruptcy and/or is in default of interest payments.

(l)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(m)	During the period ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Shares Purchased		Shares Sold	Shares Held at January 31, 2016	Value at January 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	—	444,946,963	[1]	—	444,946,963	$444,946,963	$451,761	$ 25,723
iShares iBoxx $ High Yield Corporate Bond ETF	—	440,000		(440,000)	—	—	$ 92,543	$(296,056)

[1]	Represents net shares purchased.

Affiliate	Shares Held at July 31, 2015	Shares Purchased	Shares Sold	Shares Held at January 31, 2016	Value at January 31, 2016	Expense	Realized Gain (Loss)
iShares iBoxx $ High Yield Corporate Bond ETF	(134,125)	441,625	(1,607,500)	(1,300,000)	$(103,064,000)	$(884,997)	$ 901,452
iShares U.S. Preferred Stock ETF	—	623,000	(786,600)	(163,600)	$ (6,293,692)	$(146,456)	$(360,188)

(n)	Current yield as of period end.

(o)	The amount to be repurchased assumes the maturity will be the day after the period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(15)	E-Mini S&P 500 Index	March 2016	USD	1,447,575	$53,098
242	Euro STOXX 50 Index	March 2016	USD	7,938,122	(761,467)
(1,093)	Euro-Bobl	March 2016	USD	156,802,537	(707,844)
(1,226)	Euro-Bund	March 2016	USD	216,948,251	(4,169,331)
(1,078)	Euro-Schatz	March 2016	USD	130,588,283	(76,759)
(455)	Long Gilt British	March 2016	USD	78,007,389	(1,951,974)
(106)	NASDAQ 100 E-Mini Index	March 2016	USD	9,037,560	(94,153)
(192)	U.S. Treasury Bonds (30 Year)	March 2016	USD	30,918,000	(1,638,022)
2	U.S. Treasury Notes (2 Year)	March 2016	USD	437,250	2,063
(329)	U.S. Treasury Notes (5 Year)	March 2016	USD	39,701,047	(661,170)
(460)	U.S. Treasury Notes (10 Year)	March 2016	USD	59,605,937	(1,570,069)
(274)	U.S. Ultra Treasury Bonds	March 2016	USD	45,535,375	(2,532,060)
(1)	U.S. Ultra Treasury Bonds (10 Year)	March 2016	USD	139,594	(2,157)
250	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 156	March 2016	EUR	170,619	(89,610)
234	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 159.5	March 2016	EUR	233,212	(15,433)
(242)	Euro Dollar Futures	December 2016	USD	60,006,925	(535,754)
Total					$(14,750,642)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,800,000,000	USD	1,968,566,585	Citibank N.A.	2/03/16	$(18,413,579)
EUR	10,000,000	USD	10,892,374	Citibank N.A.	2/03/16	(58,191)
EUR	697,971,000	USD	758,153,613	Morgan Stanley & Co. International PLC	2/03/16	(1,959,033)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	39

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,600,000	USD	3,923,515	Morgan Stanley & Co. International PLC	2/03/16	$(23,209)
EUR	1,500,000	USD	1,631,395	Morgan Stanley & Co. International PLC	2/03/16	(6,268)
EUR	14,000,000	USD	15,298,286	Royal Bank of Scotland PLC	2/03/16	(130,429)
EUR	31,500,000	USD	34,231,138	Royal Bank of Scotland PLC	2/03/16	(103,461)
EUR	10,200,000	USD	10,985,844	Royal Bank of Scotland PLC	2/03/16	65,023
GBP	100,000,000	USD	143,320,400	Citibank N.A.	2/03/16	(829,020)
USD	1,551,187	CNH	10,331,000	Goldman Sachs International	2/03/16	(14,329)
USD	14,045,827	EUR	12,885,000	Citibank N.A.	2/03/16	85,982
USD	1,968,773,502	EUR	1,800,000,000	Citibank N.A.	2/03/16	18,620,497
USD	3,847,181	EUR	3,563,000	State Street Bank and Trust Co.	2/03/16	(13,038)
USD	2,016,418	EUR	1,857,000	State Street Bank and Trust Co.	2/03/16	4,510
USD	2,176,070	EUR	2,000,000	State Street Bank and Trust Co.	2/03/16	9,233
USD	3,668,924	EUR	3,352,000	State Street Bank and Trust Co.	2/03/16	37,306
USD	148,085,900	GBP	100,000,000	Citibank N.A.	2/03/16	5,594,520
USD	27,304,372	GBP	18,547,000	UBS AG	2/03/16	876,496
EUR	97,209,048	USD	105,769,963	JPMorgan Chase Bank N.A.	2/16/16	(420,464)
EUR	10,100,000	USD	10,926,292	Citibank N.A.	2/22/16	21,008
EUR	20,200,000	USD	21,899,326	Deutsche Bank AG	2/22/16	(4,726)
EUR	10,100,000	USD	10,908,404	Morgan Stanley & Co. International PLC	2/22/16	38,896
EUR	10,100,000	USD	10,899,770	Morgan Stanley & Co. International PLC	2/22/16	47,531
USD	1,518,356	EUR	1,400,000	Citibank N.A.	2/22/16	908
USD	1,518,356	EUR	1,400,000	Citibank N.A.	2/22/16	908
USD	1,518,356	EUR	1,400,000	Citibank N.A.	2/22/16	908
USD	3,042,135	EUR	2,805,000	Citibank N.A.	2/22/16	1,820
USD	6,350,509	EUR	5,855,000	Citibank N.A.	2/22/16	4,327
USD	6,350,509	EUR	5,855,000	Citibank N.A.	2/22/16	4,327
USD	6,350,509	EUR	5,855,000	Citibank N.A.	2/22/16	4,327
USD	12,701,019	EUR	11,710,000	Citibank N.A.	2/22/16	8,654
USD	3,085,787	EUR	2,845,000	Goldman Sachs International	2/22/16	2,117
USD	3,085,787	EUR	2,845,000	Goldman Sachs International	2/22/16	2,117
USD	3,085,787	EUR	2,845,000	Goldman Sachs International	2/22/16	2,117
USD	6,166,150	EUR	5,685,000	Goldman Sachs International	2/22/16	4,229
USD	25,019,447	EUR	23,000,000	JPMorgan Chase Bank N.A.	2/29/16	85,719
EUR	4,400,000	USD	4,771,518	Royal Bank of Scotland PLC	3/03/16	(1,127)
EUR	748,462,000	USD	817,867,638	UBS AG	3/03/16	(6,400,225)
USD	1,969,862,418	EUR	1,800,000,000	Citibank N.A.	3/03/16	18,338,701
USD	143,321,700	GBP	100,000,000	Citibank N.A.	3/03/16	825,150
USD	4,249,892	GBP	2,975,000	UBS AG	3/03/16	10,619
Total						$16,320,851

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
JPMorgan Chase & Co.	Call	2/19/16	USD	62.50	1,000	$27,000
Oracle Corp.	Call	3/18/16	USD	38.00	1,000	51,500
VMware, Inc.	Call	3/18/16	USD	50.00	500	41,250

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amazon.com, Inc.	Put	2/19/16	USD	560.00	100	$95,000
Avago Technologies Ltd.	Put	2/19/16	USD	120.00	500	48,750
Continental Resources, Inc.	Put	2/19/16	USD	22.00	500	117,500
EURO STOXX 50 Index	Put	2/19/16	EUR	2,850.00	729	179,267
EURO STOXX 50 Index	Put	2/19/16	EUR	2,900.00	582	200,492
General Electric Co.	Put	2/19/16	USD	28.00	1,500	40,500
iShares iBoxx $ High Yield Corporate Bond ETF	Put	2/19/16	USD	78.00	1,500	100,500
iShares Russell 2000 Index ETF	Put	2/19/16	USD	98.00	1,000	82,000
iShares US Preferred Stock ETF	Put	2/19/16	USD	38.00	1,500	37,500
PowerShares QQQ Trust, Series 1 ETF	Put	2/19/16	USD	100.00	1,000	93,500
PowerShares QQQ Trust, Series 1 ETF	Put	2/19/16	USD	94.00	1,000	21,000
S&P 500 Index	Put	2/19/16	USD	1,850.00	205	219,350
SPDR S&P 500 ETF Trust	Put	2/19/16	USD	181.00	1,000	60,000
Valeant Pharmaceuticals International, Inc.	Put	2/19/16	USD	90.00	500	290,000
PowerShares QQQ Trust, Series 1 ETF	Put	2/26/16	USD	102.00	1,250	218,125
Citigroup, Inc.	Put	3/18/16	USD	40.00	1,000	96,500
EURO STOXX 50 Index	Put	3/18/16	EUR	2,900.00	325	238,352
Financial Select Sector SPDR Fund	Put	3/18/16	USD	20.00	2,000	48,000
General Electric Co.	Put	3/18/16	USD	27.00	1,000	34,500
Health Care Select Sector SPDR Fund	Put	3/18/16	USD	67.00	1,000	246,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	3/18/16	USD	79.00	4,000	700,000
iShares iBoxx $ High Yield Corporate Bond ETF	Put	3/18/16	USD	75.00	1,250	68,125
iShares Russell 2000 Index ETF	Put	3/18/16	USD	92.00	1,000	81,000
Micron Technology, Inc.	Put	3/18/16	USD	12.00	1,250	195,000
PowerShares QQQ Trust, Series 1 ETF	Put	3/18/16	USD	100.00	1,000	204,000
Teva Pharmaceutical Industries Ltd. ADR	Put	3/18/16	USD	60.00	1,000	193,000
Valeant Pharmaceuticals International, Inc.	Put	3/18/16	USD	85.00	100	72,750
Endo International PLC	Put	4/15/16	USD	45.00	500	72,500
Mallinckrodt PLC	Put	4/15/16	USD	55.00	200	90,000
Micron Technology, Inc.	Put	4/15/16	USD	11.00	1,000	125,500
Qorvo, Inc.	Put	5/20/16	USD	35.00	150	44,250
Total						$4,432,711

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	BNP Paribas S.A.	2/18/16	USD	1.09	EUR	29,270	$178,253
EUR Currency	Call	BNP Paribas S.A.	2/25/16	USD	1.09	EUR	50,100	368,232
Total								$546,485

OTC Credit Default Swaptions Purchased

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	350.00	Receive	iTraxx Crossover Series 24 Version 1	2/17/16	EUR	41,600	$626,669
Bought protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	350.00	Receive	iTraxx Crossover Series 24 Version 1	2/17/16	EUR	41,600	626,669
Bought protection on 5-Year Credit Default Swaps	Credit Suisse International	Put	EUR	375.00	Receive	iTraxx Crossover Series 24 Version 1	2/17/16	EUR	41,600	370,969
Total										$1,624,307

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	41

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.50%	Pay	3-month LIBOR	3/18/16	USD	61,000	$12,601
5-Year Interest Rate Swap	Goldman Sachs Bank USA	Put	2.05%	Pay	3-month LIBOR	3/18/16	USD	133,000	11,274
Total									$23,875

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Avago Technologies Ltd.	Put	2/19/16	USD	110.00	500	$(18,750)
Continental Resources, Inc.	Put	2/19/16	USD	18.00	500	(33,750)
General Electric Co.	Put	2/19/16	USD	25.00	1,500	(8,250)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	2/19/16	USD	75.00	1,500	(24,750)
iShares Russell 2000 Index ETF	Put	2/19/16	USD	93.00	1,000	(24,500)
PowerShares QQQ Trust, Series 1 ETF	Put	2/19/16	USD	95.00	1,000	(28,500)
SPDR S&P 500 ETF Trust	Put	2/19/16	USD	174.00	1,000	(22,500)
PowerShares QQQ Trust, Series 1 ETF	Put	2/26/16	USD	96.00	1,250	(68,750)
Health Care Select Sector SPDR Fund	Put	3/18/16	USD	61.00	1,000	(69,500)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	3/18/16	USD	73.00	4,000	(138,000)
PowerShares QQQ Trust, Series 1 ETF	Put	3/18/16	USD	92.00	1,000	(66,000)
Total						$(503,250)

OTC Credit Default Swaptions Written

Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Credit Rating[1]	Expiration Date	Notional Amount (000)[2]		Value
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	450.00	Pay	iTraxx Crossover Series 24 Version 1	A+	2/17/16	EUR	41,600	$(72,463)
Sold protection on 5-Year Credit Default Swaps	JPMorgan Chase Bank N.A.	Put	EUR	450.00	Pay	iTraxx Crossover Series 24 Version 1	A+	2/17/16	EUR	41,600	(72,463)
Sold protection on 5-Year Credit Default Swaps	Credit Suisse International	Put	EUR	475.00	Pay	iTraxx Crossover Series 24 Version 1	A	2/17/16	EUR	41,600	(41,601)
Total											$(186,527)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx Crossover Series 22 Version 2	5.00%	12/20/19	EUR	121,252	$14,948,825
iTraxx Sub Financials Series 22 Version 1	1.00%	12/20/19	EUR	6,100	7,788
iTraxx Crossover Series 24 Version 1	5.00%	12/20/20	EUR	54,430	(40,620)
Total					$14,915,993

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Crossover Series 21 Version 2	5.00%	6/20/19	BB-	EUR	25,944	$(553,287)
iTraxx Europe Series 21 Version 1	1.00%	6/20/19	BBB+	EUR	22,298	(154,963)
CDX.NA.IG Series 24 Version 1	1.00%	6/20/20	BBB+	USD	7,889	(33,272)
iTraxx Crossover Series 23 Version 2	5.00%	6/20/20	B+	EUR	86,511	(534,684)
iTraxx Europe Series 23 Version 1	1.00%	6/20/20	BBB+	EUR	15,348	(180,897)
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	25,000	317,679
CDX.NA.IG Series 25 Version 1	1.00%	12/20/20	BBB+	USD	601,820	744,687
Total						$(394,737)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.81%[1]	3-month LIBOR	9/23/16	USD	5,000	$(14,656)
1.03%[1]	3-month LIBOR	4/07/17	USD	8,000	(50,850)
1.01%[1]	3-month LIBOR	4/28/17	USD	9,000	(54,655)
0.92%[1]	3-month LIBOR	5/16/17	USD	5,000	(18,169)
1.03%[1]	3-month LIBOR	6/16/17	USD	3,000	(13,144)
1.30%[1]	3-month LIBOR	9/23/17	USD	3,250	(39,810)
1.10%[1]	3-month LIBOR	1/26/18	USD	5,700	(29,066)
1.02%[1]	3-month LIBOR	1/30/18	USD	12,000	(92,858)
1.25%[1]	3-month LIBOR	2/13/18	USD	10,500	(138,749)
1.25%[2]	3-month LIBOR	2/13/18	USD	3,660	48,196
1.24%[1]	3-month LIBOR	5/14/18	USD	4,000	(39,474)
1.22%[1]	3-month LIBOR	8/14/18	USD	6,300	(76,380)
1.89%[1]	3-month LIBOR	9/11/19	USD	5,000	(174,845)
1.99%[1]	3-month LIBOR	9/23/19	USD	7,500	(288,161)
1.78%[1]	3-month LIBOR	12/23/19	USD	6,000	(154,719)
1.44%[2]	3-month LIBOR	1/22/20	USD	2,790	32,289
1.44%[1]	3-month LIBOR	1/22/20	USD	2,480	(28,889)
1.67%[1]	3-month LIBOR	2/13/20	USD	1,930	(52,607)
1.69%[1]	3-month LIBOR	2/20/20	USD	4,000	(110,826)
1.69%[1]	3-month LIBOR	5/29/20	USD	6,000	(138,087)
1.92%[1]	3-month LIBOR	6/12/20	USD	4,000	(129,910)
1.54%[1]	3-month LIBOR	11/04/20	USD	9,000	(147,037)
2.38%[1]	3-month LIBOR	9/23/21	USD	1,000	(63,153)
1.91%[1]	3-month LIBOR	2/13/22	USD	2,080	(75,460)
1.80%[1]	3-month LIBOR	4/02/22	USD	3,000	(80,237)
1.92%[1]	3-month LIBOR	1/22/25	USD	4,230	(70,475)
1.92%[1]	3-month LIBOR	1/22/25	USD	920	(15,367)
2.01%[1]	3-month LIBOR	10/23/25	USD	8,200	(210,392)
2.10%[1]	3-month LIBOR	11/02/25	USD	1,500	(50,294)
Total					$(2,277,785)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	43

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Weatherford International Ltd.	1.00%	Morgan Stanley Capital Services LLC	3/20/16	USD	9,407	$45,118	$12,240	$32,878
Altice Finco SA	5.00%	Citibank N.A.	12/20/16	EUR	4,160	(172,213)	(135,852)	(36,361)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	USD	4,000	(26,122)	16,630	(42,752)
CDX.NA.IG Series 17 Version 1	1.00%	Morgan Stanley Capital Services LLC	12/20/16	USD	1,000	(10,482)	189	(10,671)
Glencore International AG	5.00%	Goldman Sachs International	12/20/16	EUR	3,700	43,049	95,276	(52,227)
Numericable-SFR SAS	5.00%	Citibank N.A.	12/20/16	EUR	4,160	(199,712)	(173,691)	(26,021)
Stena AB	5.00%	Credit Suisse International	12/20/16	EUR	4,100	(115,571)	(81,663)	(33,908)
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	500	(5,597)	21,326	(26,923)
ArcelorMittal	5.00%	Goldman Sachs International	12/20/17	EUR	1,250	70,602	100,942	(30,340)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	2,156	24,743	25,074	(331)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	2,154	24,720	24,184	536
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	USD	6,750	(61,915)	176,694	(238,609)
Dell, Inc.	1.00%	Barclays Bank PLC	6/20/18	USD	1,750	58,818	42,322	16,496
Dell, Inc.	1.00%	Barclays Bank PLC	6/20/18	USD	1,750	58,818	42,322	16,496
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/18	USD	9,000	1,615,391	377,926	1,237,465
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,612	289,335	65,999	223,336
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,611	289,156	65,292	223,864
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,540	276,412	76,491	199,921
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	10,350	(541,024)	720,343	(1,261,367)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	6,590	(24,310)	56,477	(80,787)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	7,125	(26,283)	69,157	(95,440)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	7,135	(26,320)	53,172	(79,492)
Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	USD	5,000	(81,736)	(12,251)	(69,485)
Abbott Laboratories	1.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	15,000	(372,273)	(295,468)	(76,805)
Bayerische Motoren Werke AG	1.00%	Citibank N.A.	12/20/18	EUR	5,200	(37,182)	(2,886)	(34,296)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	15,000	(414,826)	(256,432)	(158,394)
Dell, Inc.	1.00%	Goldman Sachs Bank USA	12/20/18	USD	4,000	204,826	60,217	144,609
Dell, Inc.	1.00%	Goldman Sachs International	12/20/18	USD	2,000	102,413	30,111	72,302
International Business Machines Corp.	1.00%	Goldman Sachs International	12/20/18	USD	15,000	(305,055)	(256,432)	(48,623)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	17,690	(245,431)	(70,106)	(175,325)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	37,890	(525,684)	(147,221)	(378,463)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	11,841	(294,662)	(195,492)	(99,170)
Microsoft Corp.	1.00%	Goldman Sachs International	12/20/18	USD	3,159	(78,606)	(53,092)	(25,514)
Sony Corp.	1.00%	JPMorgan Chase Bank N.A.	3/20/19	JPY	2,000,000	(302,737)	834,638	(1,137,375)
Federal Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	14,735	1,361,589	391,100	970,489
Federal Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	13,910	1,285,354	429,332	856,022
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	11,095	(121,804)	(257,420)	135,616
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	6,355	(69,766)	(134,963)	65,197
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	6,350	(69,712)	(147,330)	77,618
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	26,460	(334,239)	(215,331)	(118,908)
iTraxx Financials Series 21 Version 1	1.00%	Citibank N.A.	6/20/19	EUR	25,363	(320,735)	(218,274)	(102,461)
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	8,750	(324,799)	(703,155)	378,356
Radian Group, Inc.	5.00%	JPMorgan Chase Bank N.A.	6/20/19	USD	6,600	(244,991)	(543,178)	298,187

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	12,875	$312,107	$275,578	$36,529
Ally Financial, Inc.	5.00%	Credit Suisse International	12/20/19	USD	2,500	(223,679)	(294,308)	70,629
Lennar Corp.	5.00%	Goldman Sachs International	12/20/19	USD	4,000	(449,492)	(411,930)	(37,562)
Navient Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD	2,000	351,560	105,531	246,029
Southwest Airlines Co.	1.00%	Credit Suisse International	12/20/19	USD	10,000	(222,652)	(128,863)	(93,789)
AT&T Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	30,000	(272,169)	(399,580)	127,411
Genworth Holdings, Inc.	1.00%	Citibank N.A.	3/20/20	USD	5,647	1,710,926	694,362	1,016,564
Genworth Holdings, Inc.	1.00%	Citibank N.A.	3/20/20	USD	1,129	342,065	140,473	201,592
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	3/20/20	USD	1,435	434,776	180,858	253,918
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	5,083	1,540,046	639,186	900,860
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,555	(569,392)	(518,640)	(50,752)
Raytheon Co.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	15,485	(566,829)	(516,151)	(50,678)
Time Warner Cable, Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	7,554	(102,375)	(103,709)	1,334
Time Warner Cable, Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	3,451	(46,772)	(50,120)	3,348
Time Warner Cable, Inc.	1.00%	Goldman Sachs Bank USA	3/20/20	USD	3,313	(44,892)	(41,467)	(3,425)
Time Warner Cable, Inc.	1.00%	JPMorgan Chase Bank N.A.	3/20/20	USD	3,028	(41,030)	(41,531)	501
Ally Financial, Inc.	5.00%	Citibank N.A.	6/20/20	USD	3,900	(353,237)	(482,209)	128,972
Boston Scientific Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	15,000	(423,293)	(314,440)	(108,853)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	808	254,751	82,417	172,334
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	6/20/20	USD	1,112	350,598	107,138	243,460
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	706	222,592	73,475	149,117
Time Warner Cable, Inc.	1.00%	Citibank N.A.	6/20/20	USD	8,250	(98,979)	277,346	(376,325)
Time Warner Cable, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	766	(9,195)	22,480	(31,675)
Time Warner Cable, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	449	(5,386)	15,251	(20,637)
Anthem, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	20,000	(388,089)	(306,610)	(81,479)
Bank of America Corp.	1.00%	Barclays Bank PLC	9/20/20	USD	15,000	(80,740)	(145,680)	64,940
Bank of America Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	15,000	(80,932)	(104,847)	23,915
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	14,900	(23,452)	(329,427)	305,975
Citigroup, Inc.	1.00%	Barclays Bank PLC	9/20/20	USD	5,231	(14,235)	(10,816)	(3,419)
Citigroup, Inc.	1.00%	Goldman Sachs International	9/20/20	USD	15,000	(40,820)	(38,677)	(2,143)
Citigroup, Inc.	1.00%	Goldman Sachs International	9/20/20	USD	9,769	(26,584)	(54,909)	28,325
Genworth Holdings, Inc.	1.00%	Goldman Sachs International	9/20/20	USD	8,425	2,753,670	764,860	1,988,810
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	9/20/20	USD	15,000	(49,371)	21,601	(70,972)
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	9/20/20	USD	15,000	(49,371)	26,946	(76,317)
JPMorgan Chase and Co.	1.00%	Bank of America N.A.	9/20/20	USD	5,263	(59,506)	(39,175)	(20,331)
JPMorgan Chase and Co.	1.00%	Citibank N.A.	9/20/20	USD	7,131	(80,629)	(59,124)	(21,505)
JPMorgan Chase and Co.	1.00%	Citibank N.A.	9/20/20	USD	7,130	(80,615)	(52,573)	(28,042)
JPMorgan Chase and Co.	1.00%	Goldman Sachs International	9/20/20	USD	5,722	(64,696)	(57,844)	(6,852)
JPMorgan Chase and Co.	1.00%	Goldman Sachs International	9/20/20	USD	4,754	(53,687)	(46,168)	(7,519)
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	9/20/20	EUR	590	4,036	(56,770)	60,806
Morgan Stanley	1.00%	Bank of America N.A.	9/20/20	USD	9,444	(30,223)	(66,540)	36,317
Morgan Stanley	1.00%	Goldman Sachs International	9/20/20	USD	15,000	(48,004)	(45,269)	(2,735)
Morgan Stanley	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	5,556	(17,781)	(41,370)	23,589
Motorola Solutions, Inc.	1.00%	Bank of America N.A.	9/20/20	USD	4,625	85,031	128,097	(43,066)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	45

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Motorola Solutions, Inc.	1.00%	Barclays Bank PLC	9/20/20	USD	650	$11,950	$18,003	$(6,053)
Navient Corp.	5.00%	Citibank N.A.	9/20/20	USD	2,000	133,908	13,995	119,913
Textron, Inc.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	8,000	(79,064)	(44,836)	(34,228)
Wells Fargo & Co.	1.00%	Bank of America N.A.	9/20/20	USD	9,743	(211,656)	(182,144)	(29,512)
Wells Fargo & Co.	1.00%	Goldman Sachs International	9/20/20	USD	5,257	(114,270)	(85,872)	(28,398)
Wells Fargo & Co.	1.00%	JPMorgan Chase Bank N.A.	9/20/20	USD	15,000	(326,052)	(225,352)	(100,700)
21st Century Fox America, Inc.	1.00%	Credit Suisse International	12/20/20	USD	11,110	(292,591)	(171,147)	(121,444)
21st Century Fox America, Inc.	1.00%	Credit Suisse International	12/20/20	USD	8,890	(234,126)	(140,997)	(93,129)
American Express Co.	1.00%	Citibank N.A.	12/20/20	USD	20,000	(428,740)	(583,364)	154,624
Ardagh Packaging Finance PLC	5.00%	Goldman Sachs International	12/20/20	EUR	1,245	(49,740)	(44,620)	(5,120)
Arrow Electronics, Inc.	1.00%	Credit Suisse International	12/20/20	USD	10,000	(104,103)	(82,408)	(21,695)
Arrow Electronics, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	15,000	(156,153)	(153,832)	(2,321)
Avnet, Inc.	1.00%	Credit Suisse International	12/20/20	USD	24,500	(289,744)	(137,347)	(152,397)
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	1,284	17,664	(22,166)	39,830
Bank of America N.A.	1.00%	Goldman Sachs International	12/20/20	USD	40,000	(159,372)	(106,958)	(52,414)
Bank of America N.A.	1.00%	Goldman Sachs International	12/20/20	USD	24,500	(97,615)	(180,560)	82,945
Bank of America N.A.	1.00%	Goldman Sachs International	12/20/20	USD	20,000	(79,685)	(235,014)	155,329
Bayerische Motoren Werke AG	1.00%	Goldman Sachs International	12/20/20	EUR	5,100	(508)	(39,213)	38,705
BNP Paribas S.A.	1.00%	Citibank N.A.	12/20/20	EUR	4,133	(46,319)	(41,123)	(5,196)
Brisa Concessao Rodoviaria SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,288	(240,864)	(281,538)	40,674
Brisa Concessao Rodoviaria SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,287	(240,677)	(284,723)	44,046
Brisa Concessao Rodoviaria SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,284	(240,117)	(263,635)	23,518
Cable & Wireless Ltd.	5.00%	Bank of America N.A.	12/20/20	EUR	314	(33,512)	(40,887)	7,375
Cable & Wireless Ltd.	5.00%	Barclays Bank PLC	12/20/20	EUR	2,306	(245,752)	(293,648)	47,896
Capital One Financial Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	5,000	(68,309)	(104,950)	36,641
Caterpillar, Inc.	1.00%	Citibank N.A.	12/20/20	USD	5,000	5,308	(92,978)	98,286
Caterpillar, Inc.	1.00%	Credit Suisse International	12/20/20	USD	17,145	18,200	(262,773)	280,973
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	17,500	18,577	(293,294)	311,871
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	10,000	10,615	79,467	(68,852)
Centurylink, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	5,000	752,572	647,800	104,772
Citigroup, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	20,000	(15,973)	(155,402)	139,429
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	205	2,633	2,967	(334)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	204	2,620	2,952	(332)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	204	2,620	2,952	(332)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	204	2,620	3,155	(535)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	1,225	15,735	22,029	(6,294)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	408	5,241	2,153	3,088
Clariant AG	1.00%	Goldman Sachs International	12/20/20	EUR	2,450	31,494	(10,132)	41,626
Comcast Corp.	1.00%	Credit Suisse International	12/20/20	USD	7,615	(251,224)	(230,978)	(20,246)
Comcast Corp.	1.00%	Credit Suisse International	12/20/20	USD	7,385	(243,636)	(227,012)	(16,624)

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Compagnie de Saint-Gobain SA	1.00%	Credit Suisse International	12/20/20	EUR	1,666	$(6,260)	$(8,551)	$2,291
Compagnie de Saint-Gobain SA	1.00%	Goldman Sachs International	12/20/20	EUR	2,500	(9,393)	(11,513)	2,120
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	942	(3,548)	2,064	(5,612)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	940	(3,541)	2,542	(6,083)
Compagnie de Saint-Gobain SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	830	(3,118)	(818)	(2,300)
ConvaTec Healthcare E SA	5.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	2,110	(306,290)	(377,656)	71,366
Cox Communications, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,615	(165,044)	(124,546)	(40,498)
Cox Communications, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,385	(160,059)	(130,830)	(29,229)
Daimler AG	1.00%	Citibank N.A.	12/20/20	EUR	5,100	(30,654)	(57,966)	27,312
DIRECTV	1.00%	Credit Suisse International	12/20/20	USD	11,110	(132,295)	(134,314)	2,019
DIRECTV	1.00%	Credit Suisse International	12/20/20	USD	4,630	(55,132)	(55,974)	842
DIRECTV	1.00%	Credit Suisse International	12/20/20	USD	4,260	(50,726)	(53,212)	2,486
Galapagos Holding SA	5.00%	Bank of America N.A.	12/20/20	EUR	1,738	134,014	83,587	50,427
Galapagos Holding SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,600	123,451	159,829	(36,378)
Galapagos Holding SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,200	92,588	113,349	(20,761)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	2,500	65,078	56,634	8,444
GKN Holdings PLC	1.00%	Goldman Sachs International	12/20/20	EUR	1,250	32,527	36,202	(3,675)
GKN Holdings PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,250	32,527	33,106	(579)
Goldman Sachs Group, Inc.	1.00%	Bank of America N.A.	12/20/20	USD	20,000	(31,286)	(136,752)	105,466
HCA, Inc.	5.00%	Barclays Bank PLC	12/20/20	USD	6,000	(823,954)	(679,550)	(144,404)
HCA, Inc.	5.00%	Citibank N.A.	12/20/20	USD	2,500	(343,314)	(233,847)	(109,467)
Hewlett-Packard Co.	1.00%	Credit Suisse International	12/20/20	USD	7,500	269,611	202,867	66,744
Home Depot, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	15,000	(578,143)	(592,946)	14,803
JPMorgan Chase & Co.	1.00%	Credit Suisse International	12/20/20	USD	20,000	(207,653)	(230,316)	22,663
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	20,000	685,233	1,138,810	(453,577)
Ladbrokes PLC	1.00%	Citibank N.A.	12/20/20	EUR	457	26,048	32,024	(5,976)
Lanxess AG	1.00%	Bank of America N.A.	12/20/20	EUR	2,050	9,983	26,557	(16,574)
Lanxess AG	1.00%	Barclays Bank PLC	12/20/20	EUR	661	3,225	(1,344)	4,569
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	2,358	10,350	(7,135)	17,485
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	2,050	9,982	22,229	(12,247)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,707	13,182	40,502	(27,320)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,682	8,190	30,257	(22,067)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,682	8,190	30,257	(22,067)
Louis Dreyfus Commodities BV	5.00%	Citibank N.A.	12/20/20	EUR	861	10,975	9,826	1,149
Louis Dreyfus Commodities BV	5.00%	Citibank N.A.	12/20/20	EUR	223	2,842	2,545	297
Louis Dreyfus Commodities BV	5.00%	Credit Suisse International	12/20/20	EUR	800	10,193	(6,628)	16,821
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	12/20/20	EUR	780	9,942	(43,940)	53,882
Lowes Corp.	1.00%	Citibank N.A.	12/20/20	USD	20,000	(646,771)	(651,391)	4,620
Lowes Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	15,000	(628,303)	(592,946)	(35,357)
Marriott International, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,615	(163,212)	(146,326)	(16,886)
Marriott International, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	7,385	(158,282)	(144,946)	(13,336)
Matterhorn Telecom Holding SA	5.00%	Citibank N.A.	12/20/20	EUR	1,245	(40,386)	(22,172)	(18,214)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	47

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Matterhorn Telecom Holding SA	5.00%	Goldman Sachs International	12/20/20	EUR	830	$(26,966)	$(5,273)	$(21,693)
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	2,890	(538,359)	(578,029)	39,670
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	2,145	(399,578)	(416,710)	17,132
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	1,250	(232,804)	(234,574)	1,770
Melia Hotels International SA	5.00%	Goldman Sachs International	12/20/20	EUR	2,145	(399,578)	(419,624)	20,046
Melia Hotels International SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,250	(232,865)	(237,673)	4,808
MetLife, Inc.	1.00%	Citibank N.A.	12/20/20	USD	5,365	10,009	(4,396)	14,405
Metro AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	2,050	42,179	40,434	1,745
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	1,743	(111,408)	(151,696)	40,288
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	1,307	(83,556)	(111,777)	28,221
Monitchem HoldCo 3 SA	5.00%	Goldman Sachs International	12/20/20	EUR	1,320	(84,387)	(53,533)	(30,854)
Morgan Stanley	1.00%	Citibank N.A.	12/20/20	USD	20,000	(29,444)	(136,752)	107,308
Motorola Solutions, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	6,870	161,471	161,712	(241)
Motorola Solutions, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	3,155	74,154	57,688	16,466
Motorola Solutions, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	6,000	141,022	201,799	(60,777)
New Look	5.00%	Credit Suisse International	12/20/20	EUR	1,400	(4,517)	(23,950)	19,433
New Look	5.00%	Credit Suisse International	12/20/20	EUR	600	(1,932)	(13,126)	11,194
Omnicom Group, Inc.	1.00%	Credit Suisse International	12/20/20	USD	6,481	(203,795)	(168,224)	(35,571)
Omnicom Group, Inc.	1.00%	Credit Suisse International	12/20/20	USD	4,630	(145,580)	(120,170)	(25,410)
People’s Republic of China	1.00%	Goldman Sachs International	12/20/20	USD	10,000	104,226	139,918	(35,692)
Pernod Ricard SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	3,900	(53,644)	(35,092)	(18,552)
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/20	USD	5,712	(3,870)	(15,258)	11,388
Prudential Financial, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	5,413	(3,668)	(37,218)	33,550
Rallye SA	5.00%	Goldman Sachs International	12/20/20	EUR	2,010	675,195	307,675	367,520
Repsol SA	1.00%	Goldman Sachs International	12/20/20	EUR	2,400	297,955	369,098	(71,143)
Repsol SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,400	297,955	301,749	(3,794)
Rexel SA	5.00%	Barclays Bank PLC	12/20/20	EUR	820	(108,604)	(91,528)	(17,076)
Rexel SA	5.00%	Barclays Bank PLC	12/20/20	EUR	647	(85,692)	(84,285)	(1,407)
Rexel SA	5.00%	Credit Suisse International	12/20/20	EUR	832	(110,195)	(118,867)	8,672
Rexel SA	5.00%	Goldman Sachs International	12/20/20	EUR	2,080	(275,486)	(289,141)	13,655
Royal Dutch Shell PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,500	33,958	34,642	(684)
Smurfit Kappa Acquisitions	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	2,075	(372,826)	(408,340)	35,514
Société Générale SA	1.00%	Citibank N.A.	12/20/20	EUR	5,200	(50,372)	(58,775)	8,403
Solvay SA	1.00%	Bank of America N.A.	12/20/20	EUR	1,950	44,163	(13,185)	57,348
Solvay SA	1.00%	Barclays Bank PLC	12/20/20	EUR	580	13,136	(4,003)	17,139
Solvay SA	1.00%	Citibank N.A.	12/20/20	EUR	1,160	26,271	(7,938)	34,209
Solvay SA	1.00%	Credit Suisse International	12/20/20	EUR	429	9,715	10,932	(1,217)
Solvay SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	1,170	26,498	(6,179)	32,677
Sprint Nextel Corp.	5.00%	Goldman Sachs International	12/20/20	USD	4,600	1,109,277	1,562,177	(452,900)
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	13,278	890,006	755,989	134,017
Staples, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	2,300	154,038	160,116	(6,078)
STMicroelectronics NV	1.00%	Bank of America N.A.	12/20/20	EUR	2,070	14,555	16,249	(1,694)

See Notes to Financial Statements.

48	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
STMicroelectronics NV	1.00%	Barclays Bank PLC	12/20/20	EUR	2,070	$14,554	$22,562	$(8,008)
STMicroelectronics NV	1.00%	Citibank N.A.	12/20/20	EUR	2,080	14,624	21,618	(6,994)
Target Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	15,000	(565,188)	(519,270)	(45,918)
TDC A/S	1.00%	BNP Paribas S.A.	12/20/20	EUR	1,500	33,151	27,023	6,128
TDC A/S	1.00%	Goldman Sachs International	12/20/20	EUR	1,500	33,151	28,534	4,617
Time Warner Cable, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,615	(68,232)	(17,229)	(51,003)
Time Warner Cable, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,385	(66,171)	(16,098)	(50,073)
Time Warner, Inc.	1.00%	Credit Suisse International	12/20/20	USD	11,110	(225,461)	(144,815)	(80,646)
Time Warner, Inc.	1.00%	Credit Suisse International	12/20/20	USD	8,890	(180,409)	(144,943)	(35,466)
Time Warner, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,615	(154,534)	(74,189)	(80,345)
Time Warner, Inc.	1.00%	Credit Suisse International	12/20/20	USD	7,385	(149,867)	(78,298)	(71,569)
Total SA	1.00%	Barclays Bank PLC	12/20/20	EUR	5,000	(4,286)	299	(4,585)
Unilabs Subholding AB	5.00%	Citibank N.A.	12/20/20	EUR	390	(76,161)	(83,579)	7,418
Unilabs Subholding AB	5.00%	Goldman Sachs International	12/20/20	EUR	1,170	(228,486)	(247,735)	19,249
Unitymedia Hessen GmbH & Co. KG	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	4,070	(704,494)	(624,429)	(80,065)
Unitymedia Hessen GmbH & Co. KG	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	3,970	(687,185)	(396,775)	(290,410)
Valeo SA	1.00%	Barclays Bank PLC	12/20/20	EUR	372	488	(1,321)	1,809
Valeo SA	1.00%	BNP Paribas S.A.	12/20/20	EUR	4,200	5,461	(23,508)	28,969
Valeo SA	1.00%	Goldman Sachs International	12/20/20	EUR	672	881	743	138
Valero Energy Corp.	1.00%	Goldman Sachs International	12/20/20	USD	7,977	131,924	66,374	65,550
Valero Energy Corp.	1.00%	Goldman Sachs International	12/20/20	USD	4,363	72,156	41,956	30,200
Valero Energy Corp.	1.00%	Goldman Sachs International	12/20/20	USD	2,660	43,991	25,740	18,251
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	15,000	248,072	361,979	(113,907)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	7,814	128,795	143,269	(14,474)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	6,927	114,560	197,864	(83,304)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	5,259	86,974	143,264	(56,290)
Verizon Communications, Inc.	1.00%	Credit Suisse International	12/20/20	USD	11,110	(204,515)	(134,314)	(70,201)
Verizon Communications, Inc.	1.00%	Credit Suisse International	12/20/20	USD	8,890	(163,649)	(111,536)	(52,113)
Volkswagen AG	1.00%	Citibank N.A.	12/20/20	EUR	2,600	107,329	157,974	(50,645)
Volkswagen AG	1.00%	Citibank N.A.	12/20/20	EUR	1,960	80,909	137,476	(56,567)
Volkswagen AG	1.00%	Goldman Sachs International	12/20/20	EUR	2,120	87,514	114,018	(26,504)
Volkswagen AG	1.00%	Goldman Sachs International	12/20/20	EUR	2,120	87,514	115,014	(27,500)
Volvo AB	1.00%	Goldman Sachs International	12/20/20	EUR	1,980	43,938	24,121	19,817
Volvo AB	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	3,960	87,875	54,689	33,186
Walt Disney Co.	1.00%	Credit Suisse International	12/20/20	USD	11,110	(449,515)	(402,314)	(47,201)
Walt Disney Co.	1.00%	Credit Suisse International	12/20/20	USD	8,890	(359,692)	(321,923)	(37,769)
Western Union Co.	1.00%	Credit Suisse International	12/20/20	USD	7,640	158,063	112,469	45,594
XLIT Ltd.	1.00%	Citibank N.A.	12/20/20	USD	7,385	(246,056)	(237,628)	(8,428)
XLIT Ltd.	1.00%	Citibank N.A.	12/20/20	USD	3,690	(122,944)	(104,600)	(18,344)
XLIT Ltd.	1.00%	Citibank N.A.	12/20/20	USD	2,080	(69,302)	(57,006)	(12,296)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	49

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
XLIT Ltd.	1.00%	Citibank N.A.	12/20/20	USD	1,845	$(61,473)	$(50,509)	$(10,964)
Republic of Korea	1.00%	Goldman Sachs International	3/20/21	USD	4,006	(71,515)	(79,043)	7,528
Total						$(4,777,224)	$(9,761,007)	$4,983,783

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 17 Version 1	1.00%	Credit Suisse International	12/20/16	BBB+	USD	5,000	$32,653	$(16,921)	$49,574
Glencore International AG	5.00%	JPMorgan Chase Bank N.A.	12/20/17	BBB	EUR	1,980	(248,502)	(109,214)	(139,288)
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	5,050	61,996	(145,563)	207,559
Republic of Italy	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	59	541	(2,024)	2,565
Bayerische Landesbank	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	8,870	107,209	17,705	89,504
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	BBB	EUR	14,150	1,764,212	2,138,315	(374,103)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	BBB	EUR	20,210	2,519,770	3,026,501	(506,731)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	BBB	EUR	10,120	1,261,755	1,522,402	(260,647)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	178,460	404,913	(226,453)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	2,950	178,461	412,779	(234,318)
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB	EUR	2,133	(579,178)	(144,536)	(434,642)
ArcelorMittal	1.00%	Barclays Bank PLC	9/20/19	BB	EUR	2,130	(578,499)	(138,544)	(439,955)
ArcelorMittal	1.00%	Citibank N.A.	9/20/19	BB	EUR	4,265	(1,158,356)	(285,352)	(873,004)
ArcelorMittal	1.00%	Credit Suisse International	9/20/19	BB	EUR	4,260	(1,156,998)	(277,086)	(879,912)
ArcelorMittal	1.00%	Citibank N.A.	12/20/19	BB	EUR	3,255	(932,989)	(209,254)	(723,735)
Hertz Corp.	5.00%	Barclays Bank PLC	6/20/20	B	USD	2,000	21,265	95,079	(73,814)
Hertz Corp.	5.00%	Goldman Sachs International	6/20/20	B	USD	2,000	21,265	108,482	(87,217)
Teva Pharmaceutical Industries Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	BBB+	USD	15,000	70,384	91,945	(21,561)
Vougeot Bidco PLC	5.00%	Credit Suisse International	6/20/20	B	EUR	2,710	235,396	278,890	(43,494)
Community Health Systems, Inc.	5.00%	Goldman Sachs International	9/20/20	B-	USD	3,500	(58,590)	271,850	(330,440)
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR	2,590	(750,987)	(232,766)	(518,221)
Glencore International AG	1.00%	Citibank N.A.	9/20/20	BBB	EUR	350	(101,484)	(31,455)	(70,029)
Glencore International AG	1.00%	Credit Suisse International	9/20/20	BBB	EUR	920	(266,759)	(86,417)	(180,342)
Calpine Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	B	USD	1,850	40,284	64,746	(24,462)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BBB-	EUR	5,265	(819,677)	(410,303)	(409,374)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BBB-	EUR	4,106	(639,240)	(318,175)	(321,065)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BBB-	EUR	1,980	(308,254)	(137,278)	(170,976)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BBB-	EUR	880	(137,009)	(165,192)	28,183
Casino Guichard Perrachon SA	1.00%	Goldman Sachs International	12/20/20	BBB-	EUR	1,960	(305,141)	(128,363)	(176,778)
Casino Guichard Perrachon SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB-	EUR	1,159	(180,438)	(90,322)	(90,116)
Community Health Systems, Inc.	5.00%	Barclays Bank PLC	12/20/20	B-	USD	3,000	(81,322)	191,564	(272,886)
Community Health Systems, Inc.	5.00%	Citibank N.A.	12/20/20	B-	USD	2,500	(67,769)	(8,549)	(59,220)

See Notes to Financial Statements.

50	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Community Health Systems, Inc.	5.00%	Citibank N.A.	12/20/20	B-	USD	2,000	$(54,215)	$(8,875)	$(45,340)
Community Health Systems, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	B-	USD	2,300	(62,348)	98,191	(160,539)
Hellenic Telecommunications Organization SA	5.00%	Goldman Sachs International	12/20/20	B+	EUR	1,320	71,685	72,801	(1,116)
Hertz Corp.	5.00%	Barclays Bank PLC	12/20/20	B	USD	2,500	(30,680)	187,837	(218,517)
Hertz Corp.	5.00%	Goldman Sachs International	12/20/20	B	USD	1,850	(22,703)	98,498	(121,201)
Hertz Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	B	USD	1,700	(20,862)	107,274	(128,136)
iTraxx Asia ex-Japan IG Series 24 Version 1	1.00%	Goldman Sachs International	12/20/20	A-	USD	3,750	(86,249)	(102,409)	16,160
Macy’s, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	20,000	(822,697)	(1,138,811)	316,114
Macy’s, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	7,722	(317,643)	(428,945)	111,302
Macy’s, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	5,556	(228,545)	(308,896)	80,351
MGIC Investment Corp.	5.00%	Morgan Stanley Capital Services LLC	12/20/20	B+	USD	1,835	71,517	6,275	65,242
Radian Group, Inc.	5.00%	Morgan Stanley Capital Services LLC	12/20/20	B+	USD	5,000	15,606	(193,457)	209,063
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	1,750	(100,099)	(120,125)	20,026
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	3,750	(214,498)	(249,774)	35,276
Volkswagen AG	1.00%	Barclays Bank PLC	12/20/20	BBB+	EUR	1,740	(71,828)	(115,284)	43,456
Volkswagen AG	1.00%	Barclays Bank PLC	12/20/20	BBB+	EUR	60	(2,477)	(3,975)	1,498
Glencore International AG	1.00%	BNP Paribas S.A.	6/20/21	BBB	EUR	2,057	(658,837)	(206,892)	(451,945)
Glencore International AG	1.00%	Citibank N.A.	6/20/21	BBB	EUR	4,113	(1,317,674)	(425,910)	(891,764)
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	4,035	(55,372)	(230,662)	175,290
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	4,350	(59,695)	(262,610)	202,915
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	4,350	(59,695)	(244,014)	184,319
Total							$(5,904,850)	$2,218,094	$(8,122,944)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
PowerShares QQQ Trust Series 1	3-month LIBOR[1]	Bank of America N.A.	2/26/16	55,500	$550,427	—	$550,427
Cheniere Energy, Inc.	3-month LIBOR minus 0.30%[1]	Bank of America N.A.	7/17/16	7,500	(286)	—	(286)
Industrial Select Sector SPDR ETF	3-month LIBOR minus 0.20%[1]	BNP Paribas S.A.	7/23/16	9,400	(18,325)	—	(18,325)
Abengoa SA, Class B	3-month LIBOR minus 50.00%[2]	Credit Suisse International	11/12/16	641,418	455,653	—	455,653
iShares iBoxx $ High Yield Corporate Bond ETF	3-month LIBOR minus 0.90%[1]	BNP Paribas S.A.	12/05/16	120,000	367,845	—	367,845
Total					$1,355,314	—	$1,355,314

[1]	Fund pays the total return of the reference entity and receives the floating rate.

[2]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	51

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

      OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Date	Notional Amount		Unrealized Depreciation	Net Value of Reference Entity
Equity Securities Long/Short:	Bank of America N.A.	2/26/16	USD	3,538,012	$(1,715,754)[2]	$1,331,487

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0.15%-40.0% basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Canada Bankers Acceptances 1 Month	1 Week AUD BBSW
Copenhagen Interbank Offered Rates 1 Week	1 Week BRL CDI
Garban Intercapital Federal Funds Rate Open	1 Week CZK PRIBOR
Intercontinental Exchange LIBOR:	1 Week EURIBOR
CHF 1 Week	1 Week HKD HIBOR
GBP 1 Week	1 Week HUF BUBOR
JPY 1 Week	1 Week ILS TELBOR
MXN 1 Week	1 Week NIBOR
RUB 1 Week	1 Week NZD Bank
SEK 1 Week	1 Week PLN WIBOR
TRY 1 Week	1 Week SGD SOR
USD 1 Month	1 Week ZAR JIBAR
USD 1 Week

[2]	Amount includes $490,771 of net dividends and financing fees.

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America Merrill Lynch, as of period end, expiration date 2/26/16:

	Shares	Value
Reference Entity — Long
AA PLC	303,241	$$1,278,255
Altice NV, Class A	102,421	1,477,108
Barclays PLC	1,797,243	4,809,219
Eurobank Ergasias SA	2,850,347	2,369,702
Hellenic Telecommunications Organization SA	1,211,648	10,549,651
Lloyds Banking Group PLC	6,209,454	5,817,411
Numericable-SFR SAS	108,399	4,303,886
Smurfit Kappa Group Plc	102,026	2,213,612
Total Reference Entity — Long		32,818,844

	Shares	Value
Reference Entity — Short
Abengoa SA	(121,977)	$(24,578)
Anglo American PLC	(1,493,752)	(5,958,189)
APERAM SA	(79,771)	(2,492,027)
ArcelorMittal	(757,075)	(2,872,146)
Banco Bilbao Vizcaya Argentaria SA	(296,240)	(1,906,762)
Banco Popular Espanol SA	(1,508,199)	(4,075,050)
Banco Popular Espanol SA Rights	(1,633,326)	(24,771)
Buzzi Unicem SpA	(103,285)	(1,565,179)
Casino Guichard Perrachon SA	(60,540)	(2,744,200)
Repsol YPF SA	(489,160)	(5,071,824)
Royal Bank of Scotland Group PLC	(1,312,780)	(4,752,631)
Total Reference Entity — Short		(31,487,357)
Net Value of Reference Entity — Bank of America N.A.		$1,331,487

Transactions in Options Written for the Six Months Ended January 31, 2016

	Calls		Puts

				Notional (000)
	Contracts	Premiums Received	Contracts	EUR	Premiums Received

Outstanding options, beginning of period	2,000	$77,527	13,600	222,900	$1,863,813
Options written	4,000	78,975	86,250	247,200	7,524,538
Options expired	(6,000)	(156,502)	(33,400)	(345,300)	(4,971,805)
Options closed	—	—	(52,200)	—	(2,824,555)

Outstanding options, end of period	—	—	14,250	124,800	$1,591,991

See Notes to Financial Statements.

52	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	$53,098	—	$2,063	—	$55,161
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$44,697,950	—	—	44,697,950
Options purchased	Investments at value — unaffiliated[2]	—	$1,624,307	4,432,711	546,485	23,875	—	6,627,378
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	41,760,363	1,373,925	—	—	—	43,134,288
Swaps — centrally cleared	Net unrealized appreciation[1]	—	16,018,979	—	—	80,485	—	16,099,464

Total		—	$59,403,649	$5,859,734	$45,244,435	$106,423	—	$110,614,241

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	$855,620	—	$13,950,183	—	$14,805,803
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$28,377,099	—	—	28,377,099
Options written	Options written, at value	—	$186,527	503,250	—	—	—	689,777
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	52,442,437	1,734,365	—	—	—	54,176,802
Swaps — centrally cleared	Net unrealized depreciation[1]	—	1,497,723	—	—	2,358,270	—	3,855,993

Total		—	$54,126,687	$3,093,235	$28,377,099	$16,308,453	—	$101,905,474

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$2,798,654	—	$(15,412,209)	—	$(12,613,555)
Forward foreign currency transactions	—	—	—	$9,684,124	—	—	9,684,124
Options purchased[1]	—	$(3,692,427)	38,664,401	(438,475)	(3,169,331)	—	31,364,168
Options written	—	1,978,013	(3,005,666)	—	70,843	—	(956,810)
Swaps	—	(40,845,877)	60,003,958	—	(4,798,409)	—	14,359,672

Total	—	$(42,560,291)	$98,461,347	$9,245,649	$(23,309,106)	—	$41,837,599

[1] Options purchased are included in the net realized gain (loss) from investments.
Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—		$(988,016)	—	$(10,617,222)	—	$(11,605,238)
Forward foreign currency translations	—			$11,162,908	—	—	11,162,908
Options purchased[1]	—	$1,571,090	(235,082)	(395,620)	(121,155)	—	819,233
Options written	—	(1,237,113)	500,950		—	—	(736,163)
Swaps	—	19,278,483	(14,181,832)		1,216,419	—	6,313,070

Total	—	$19,612,460	$(14,903,980)	$10,767,288	$(9,521,958)	—	$5,953,810

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	53

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$4,675,018
Average notional value of contracts — short	$925,500,068
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,408,536,532
Average amounts sold — in USD	$3,644,722,103
Options:
Average value of option contracts purchased	$14,982,929
Average value of option contracts written	$366,588
Average notional value of swaption contracts purchased	$487,396,177
Average notional value of swaption contracts written	$134,896,177
Credit default swaps:
Average notional value — buy protection	$1,837,345,923
Average notional value — sell protection	$706,583,626
Interest rate swaps:
Average notional value — pays fixed rate	$164,690,000
Average notional value — receives fixed rate	$12,150,000
Total return swaps:
Average notional value	$30,445,138

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$141,971		$3,473,169
Forward foreign currency exchange contracts	44,697,950		28,377,099
Options	6,627,378	[1]	689,777
Swaps — Centrally cleared	900,609		—
Swaps — OTC[2]	43,134,288		54,176,802

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$95,502,196		$86,716,847

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,475,291)		(3,976,419)

Total derivative assets and liabilities subject to an MNA	$90,026,905		$82,740,428

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 2,607,602	$ (2,607,602)	—	—	—
Barclays Bank PLC	3,738,631	(3,738,631)	—	—	—
BNP Paribas S.A.	1,462,914	(729,130)	—	—	$ 733,784
Citibank N.A.	55,113,049	(33,033,680)	—	—	22,079,369
Credit Suisse International	2,971,757	(2,971,757)	—	—	—
Deutsche Bank AG	1,600,020	(412,703)	—	$(1,187,317)	—
Goldman Sachs Bank USA	360,794	(360,794)	—	—	—
Goldman Sachs International	9,825,566	(6,280,374)	—	(3,545,192)	—
HSBC Bank PLC	35,276	(35,276)	—	—	—
JPMorgan Chase Bank N.A.	9,978,053	(9,978,053)	—	—	—
Morgan Stanley & Co. International PLC	86,427	(86,427)	—	—	—
Morgan Stanley Capital Services LLC	1,243,629	(849,759)	—	—	393,870
Royal Bank of Scotland PLC	65,023	(65,023)	—	—	—
State Street Bank and Trust Co.	51,049	(13,038)	—	—	38,011
UBS AG	887,115	(887,115)	—	—	—

Total	$90,026,905	$(62,049,362)	—	$(4,732,509)	$23,245,034

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$ 2,710,609	$ (2,607,602)	—	—	$ 103,007
Barclays Bank PLC	7,125,306	(3,738,631)	—	$ (3,386,675)	—
BNP Paribas S.A.	729,130	(729,130)	—	—	—
Citibank N.A.	33,033,680	(33,033,680)	—	—	—
Credit Suisse International	7,943,278	(2,971,757)	—	(4,150,000)	821,521
Deutsche Bank AG	412,703	(412,703)	—	—	—
Goldman Sachs Bank USA	1,734,522	(360,794)	—	(1,373,728)	—
Goldman Sachs International	6,280,374	(6,280,374)	—	—	—
HSBC Bank PLC	249,774	(35,276)	—	—	214,498
JPMorgan Chase Bank N.A.	13,034,503	(9,978,053)	—	(2,200,000)	856,450
Morgan Stanley & Co. International PLC	1,988,510	(86,427)	—	—	1,902,083
Morgan Stanley Capital Services LLC	849,759	(849,759)	—	—	—
Royal Bank of Scotland PLC	235,017	(65,023)	—	—	169,994
State Street Bank and Trust Co.	13,038	(13,038)	—	—	—
UBS AG	6,400,225	(887,115)	—	—	5,513,110

Total	$82,740,428	$(62,049,362)	—	$(11,110,403)	$9,580,663

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$347,006,867	$69,710,678	$416,717,545
Common Stocks	$49,336,165	—	65,599	49,401,764
Corporate Bonds	—	2,633,199,748	14,101,468	2,647,301,216
Floating Rate Loan Interests	—	484,009,019	55,998,295	540,007,314

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	55

Schedule of Investments (continued)	BlackRock Global Long/Short Credit Fund

	Level 1	Level 2	Level 3	Total
Foreign Agency Obligations	—	$89,243,526	—	$89,243,526
Foreign Government Obligations	—	57,542,127	—	57,542,127
Non-Agency Mortgage-Backed Securities	—	105,253,320	$15,602,366	120,855,686
Preferred Securities	$52,612,629	359,517,449	2,693,192	414,823,270
U.S. Treasury Obligations	—	220,207,492	—	220,207,492
Short-Term Securities:
Borrowed Bond Agreements	—	1,226,438,913	—	1,226,438,913
Money Market Funds	444,946,963	—	—	444,946,963
Options Purchased:
Credit Contracts	—	1,624,307	—	1,624,307
Equity Contracts	4,432,711	—	—	4,432,711
Interest Rate Contracts	—	23,875	—	23,875
Foreign Currency Exchange Contracts	—	546,485	—	546,485
Liabilities:
Investments:
Borrowed Bonds	—	(1,210,077,444)	—	(1,210,077,444)
Investments Sold Short	(174,778,745)	(99,051,167)	—	(273,829,912)
Unfunded floating rate loan interests[1]	—	(634,623)	—	(634,623)

Total	$376,549,723	$4,214,849,894	$158,171,598	$4,749,571,215

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$32,504,418	—	$32,504,418
Equity contracts	$53,098	1,373,925	—	1,427,023
Foreign currency exchange contracts	—	44,697,950	—	44,697,950
Interest rate contracts	2,063	80,485	—	82,548
Liabilities:
Credit contracts	—	(21,308,850)	—	(21,308,850)
Equity contracts	(1,358,870)	(1,734,365)	—	(3,093,235)
Foreign currency exchange contracts	—	(28,377,099)	—	(28,377,099)
Interest rate contracts	(13,950,183)	(2,358,270)	—	(16,308,453)

Total	$(15,253,892)	$24,878,194	—	$9,624,302

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$271,975,405	—	—	$271,975,405
Foreign currency at value	25,854,357	—	—	25,854,357
Cash pledged as collateral for OTC derivatives	29,070,000	—	—	29,070,000
Cash pledged for centrally cleared swaps	20,770,760	—	—	20,770,760
Cash pledged for financial futures contracts	11,672,880	—	—	11,672,880
Liabilities:
Cash received as collateral for borrowed bonds	—	$(2,804,000)	—	(2,804,000)
Cash received as collateral for OTC derivatives	—	(5,410,000)	—	(5,410,000)

Total	$359,343,402	$(8,214,000)	—	$351,129,402

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	JANUARY 31, 2016

Schedule of Investments (concluded)	BlackRock Global Long/Short Credit Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Total
Assets:
Opening Balance, as of July 31, 2015	$84,924,584	$11,926,249	$22,294,306	$26,338,997	$23,085,617	—	$168,569,753
Transfers into Level 3	4,455,413	—	14,046,438	2,427,867	—	—	20,929,718
Transfers out of Level 3	(28,694,736)	—	(11,930,366)	(578,023)	(5,249,148)	—	(46,452,273)
Other[1]	—	(1,447,403)	—	—	—	$1,447,403	—
Accrued discounts/premiums	30,758	—	119,476	55,897	31,701	—	237,832
Net realized gain (loss)	448,619	(461,874)	411,001	19,451	13,531	—	430,728
Net change in unrealized appreciation (depreciation)[2,3]	(2,394,192)	2,945,614	(1,637,506)	(1,431,524)	(532,135)	4,913	(3,044,830)
Purchases	18,176,470	10,055	475,018	31,989,498	—	1,240,876	51,891,917
Sales	(7,236,238)	(12,907,042)	(9,676,899)	(2,823,868)	(1,747,200)	—	(34,391,247)

Closing Balance, as of January 31, 2016	$69,710,678	$65,599	$14,101,468	$55,998,295	$15,602,366	$2,693,192	$158,171,598

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2016[3]	$(2,394,192)	$319,169	$(1,637,506)	$(1,419,532)	$(532,136)	$4,913	$(5,659,284)

[1]	Certain Level 3 investments were re-classified between Common Stocks and Preferred Securities.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	57

Consolidated Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Macro Themes Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.7%
Boeing Co.	201	$24,146
General Dynamics Corp.	203	27,155
L-3 Communications Holdings, Inc.	234	27,341
Lockheed Martin Corp.	131	27,641
Northrop Grumman Corp.	154	28,499
Raytheon Co.	237	30,393
Textron, Inc.	683	23,372

		188,547
Air Freight & Logistics — 0.2%
FedEx Corp.	179	23,786
United Parcel Service, Inc., Class B	281	26,189

		49,975
Airlines — 0.1%
American Airlines Group, Inc.	676	26,357
Auto Components — 0.1%
Goodyear Tire & Rubber Co.	895	25,427
Beverages — 0.1%
Brown-Forman Corp., Class B	277	27,102
Biotechnology — 0.2%
Amgen, Inc.	188	28,713
Vertex Pharmaceuticals, Inc. (a)	231	20,963

		49,676
Chemicals — 0.4%
Dow Chemical Co.	560	23,520
E.I. Du Pont de Nemours & Co.	430	22,687
FMC Corp.	697	24,897
Monsanto Co.	304	27,542

		98,646
Commercial Services & Supplies — 0.1%
Pitney Bowes, Inc.	1,390	27,216
Communications Equipment — 0.3%
Harris Corp.	359	31,222
Motorola Solutions, Inc.	414	27,643
QUALCOMM, Inc.	548	24,846

		83,711
Construction & Engineering — 0.1%
Fluor Corp.	604	27,114
Diversified Consumer Services — 0.1%
H&R Block, Inc.	794	27,036
Diversified Financial Services — 0.1%
McGraw Hill Financial, Inc.	304	25,846
Electric Utilities — 0.1%
Southern Co.	646	31,602
Electronic Equipment, Instruments & Components — 0.1%
FLIR Systems, Inc.	1,008	29,474
Food & Staples Retailing — 0.1%
CVS Health Corp.	309	29,846
Food Products — 0.1%
Kellogg Co.	432	31,726
Health Care Equipment & Supplies — 0.2%
Edwards Lifesciences Corp. (a)	376	29,407
Varian Medical Systems, Inc. (a)	365	28,152

		57,559

Common Stocks		Shares	Value
Health Care Providers & Services — 0.1%
DaVita HealthCare Partners, Inc. (a)		394	$26,445
Hotels, Restaurants & Leisure — 0.1%
Yum! Brands, Inc.		420	30,395
Internet & Catalog Retail — 0.1%
Amazon.com, Inc. (a)		46	27,002
Internet Software & Services — 0.2%
Facebook, Inc., Class A (a)		277	31,082
VeriSign, Inc. (a)		347	26,233

			57,315
IT Services — 0.3%
Accenture Plc, Class A		272	28,707
MasterCard, Inc., Class A		294	26,175
Teradata Corp. (a)		1,098	26,725

			81,607
Media — 0.3%
CBS Corp., Class B		568	26,980
Time Warner Cable, Inc.		156	28,394
Viacom, Inc., Class B		556	25,376

			80,750
Metals & Mining — 0.1%
Nucor Corp.		704	27,505
Oil, Gas & Consumable Fuels — 0.1%
Occidental Petroleum Corp.		385	26,500
Pharmaceuticals — 0.1%
Eli Lilly & Co.		355	28,081
Professional Services — 0.2%
Dun & Bradstreet Corp.		271	26,672
Equifax, Inc.		271	28,672

			55,344
Real Estate Investment Trusts (REITs) — 0.1%
Plum Creek Timber Co., Inc.		614	24,873
Software — 0.1%
Intuit, Inc.		299	28,557
Tobacco — 0.1%
Altria Group, Inc.		510	31,166
Total Common Stocks — 5.0%			1,362,400

Corporate Bonds		Par (000)
Aerospace & Defense — 0.3%
L-3 Communications Corp., 1.50%, 5/28/17	USD	80	79,354
Lockheed Martin Corp., 3.55%, 1/15/26		10	10,259

			89,613
Auto Components — 0.1%
Hella KGaA Hueck & Co., 1.25%, 9/07/17	EUR	35	38,405
Automobiles — 0.5%
BMW Finance NV, 0.50%, 9/05/18		10	10,900
Renault SA, 3.13%, 3/05/21		25	29,015
Volkswagen International Finance NV, 0.55%, 4/15/19 (b)		100	104,879

			144,794

See Notes to Financial Statements.

58	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Corporate Bonds		Par (000)	Value
Banks — 11.8%
Abbey National Treasury Services PLC, 2.00%, 1/14/19	EUR	100	$112,982
Bank of America Corp., 5.75%, 12/01/17	USD	110	116,993
Bank of America NA, 2.05%, 12/07/18		250	250,191
Bank of Ireland, 2.00%, 5/08/17	EUR	100	110,436
Bankia SA, 3.50%, 1/17/19		100	112,793
BNP Paribas SA, 5.43%, 9/07/17		90	104,990
BPCE SA:
2.13%, 3/17/21		100	116,111
2.75%, 7/08/26 (b)		100	109,232
Citigroup, Inc., 5.50%, 9/13/25	USD	40	42,917
Commerzbank AG, 6.38%, 3/22/19	EUR	30	35,749
Cooperatieve Rabobank UA, 3.75%, 11/09/20		50	59,609
Credit Agricole SA, 1.88%, 10/18/17		100	111,792
ICICI Bank Ltd., 4.75%, 11/25/16	USD	200	204,949
ING Bank NV, 6.13%, 5/29/23 (b)	EUR	80	95,727
Intesa Sanpaolo SpA:
2.38%, 1/13/17	USD	200	200,765
5.00%, 9/23/19	EUR	50	58,462
KFW:
2.75%, 4/16/20	AUD	200	142,270
0.13%, 6/01/20	EUR	90	98,788
Lloyds Bank PLC, 10.75%, 12/16/21 (b)	GBP	60	91,434
Nordea Bank AB:
4.50%, 3/26/20	EUR	80	97,791
2.50%, 9/17/20 (c)	USD	200	201,164
Royal Bank of Scotland PLC, 4.35%, 1/23/17	EUR	100	111,282
Santander Holdings USA, Inc., 3.45%, 8/27/18	USD	110	112,405
Santander UK Group Holdings PLC:
2.88%, 10/16/20		25	24,953
3.13%, 1/08/21		40	40,494
Société Générale SA, 4.75%, 3/02/21	EUR	100	130,959
Svenska Handelsbanken AB, 2.66%, 1/15/24 (b)		100	112,042
UniCredit SpA, 5.75%, 9/26/17		90	103,938
Wells Fargo & Co.:
2.55%, 12/07/20	USD	45	45,180
3.00%, 2/19/25		30	29,281
3.90%, 5/01/45		25	22,816

			3,208,495
Beverages — 0.6%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/21		65	65,397
Coca-Cola Co., 0.75%, 3/09/23	EUR	100	107,279

			172,676
Biotechnology — 0.5%
AbbVie, Inc.:
1.80%, 5/14/18		90	89,738
2.50%, 5/14/20		35	34,740

			124,478
Capital Markets — 1.6%
Goldman Sachs Group, Inc.:
6.13%, 5/14/17	GBP	20	29,956
6.25%, 9/01/17	USD	110	117,007
4.25%, 10/21/25		20	19,934
Morgan Stanley:
4.75%, 3/22/17		110	113,929
2.20%, 12/07/18		15	15,111
4.88%, 11/01/22		60	63,814
3.88%, 1/27/26		65	65,732

			425,483

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.1%
QUALCOMM, Inc., 2.25%, 5/20/20	USD	25	$25,070
Construction Materials — 0.3%
HeidelbergCement Finance Luxembourg SA, 8.00%, 1/31/17	EUR	80	92,513
Consumer Finance — 0.4%
John Deere Capital Corp., 2.38%, 7/14/20	USD	75	75,491
Synchrony Financial, 2.60%, 1/15/19		45	44,932

			120,423
Diversified Financial Services — 1.4%
European Investment Bank, 4.00%, 4/15/30	EUR	65	98,992
General Motors Financial Co., Inc., 3.00%, 9/25/17	USD	180	180,667
Shell International Finance B.V., 1.25%, 11/10/17		100	99,764

			379,423
Diversified Telecommunication Services — 1.0%
Telecom Italia SpA, 7.38%, 12/15/17	GBP	100	154,272
Verizon Communications, Inc., 2.63%, 2/21/20	USD	120	120,691

			274,963
Electric Utilities — 0.2%
Duke Energy Progress LLC, 3.25%, 8/15/25		25	25,553
Virginia Electric & Power Co., Series B, 4.20%, 5/15/45		20	20,301

			45,854
Health Care Equipment & Supplies — 0.1%
Medtronic, Inc., 3.50%, 3/15/25		30	30,803
Household Products — 0.1%
Procter & Gamble Co., 2.70%, 2/02/26		30	30,087
Industrial Conglomerates — 0.2%
General Electric Co., 4.38%, 9/16/20		50	54,991
IT Services — 0.4%
Fidelity National Information Services, Inc., 3.50%, 4/15/23		50	48,298
Visa, Inc., 2.20%, 12/14/20		65	65,526

			113,824
Media — 1.4%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.60%, 2/15/21		60	63,617
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		14	13,554
NBCUniversal Enterprise, Inc., 1.66%, 4/15/18 (c)		100	100,316
Sky PLC, 2.50%, 9/15/26	EUR	100	111,753
WPP Finance SA, 6.38%, 11/06/20	GBP	50	84,177

			373,417
Metals & Mining — 0.4%
Alcoa, Inc., 6.75%, 7/15/18	USD	50	51,900
Barrick Gold Corp., 4.10%, 5/01/23		10	8,596
BHP Billiton Finance USA Ltd., 3.85%, 9/30/23		60	56,868

			117,364
Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp., 1.34%, 11/09/17		115	114,718
Devon Energy Corp., 3.25%, 5/15/22		11	8,746
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24		20	17,040
Kinder Morgan, Inc.:
2.00%, 12/01/17		60	57,872

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
3.05%, 12/01/19	USD	60	$55,538
Petroleos Mexicanos:
5.50%, 2/04/19		73	73,730
6.88%, 8/04/26		83	83,896
Phillips 66, 2.95%, 5/01/17		125	126,778
TransCanada PipeLines Ltd., 1.63%, 11/09/17		100	98,321

			636,639
Pharmaceuticals — 1.6%
Actavis Funding SCS, 1.30%, 6/15/17		90	89,598
Forest Laboratories LLC, 5.00%, 12/15/21 (c)		30	32,885
Novartis Finance SA, 0.75%, 11/09/21	EUR	100	110,657
Roche Holdings, Inc., 2.88%, 9/29/21 (c)	USD	200	206,783

			439,923
Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp., 3.45%, 9/15/21		40	40,091
AvalonBay Communities, Inc.:
4.20%, 12/15/23		20	21,401
3.45%, 6/01/25		20	20,161
HCP, Inc., 3.88%, 8/15/24		18	17,594
Host Hotels & Resorts LP, Series E, 4.00%, 6/15/25		25	24,280
Ventas Realty LP, 3.75%, 5/01/24		60	59,676

			183,203
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 4.15%, 4/01/45		10	9,257
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.75%, 5/11/17 (c)		60	61,158

			70,415
Semiconductors & Semiconductor Equipment — 0.5%
ASML Holding NV, 3.38%, 9/19/23	EUR	100	121,961
Software — 0.8%
Amadeus Finance BV, 0.63%, 12/02/17		100	108,772
SAP SE, 0.21%, 11/20/18 (b)		100	108,495

			217,267
Specialty Retail — 0.4%
Lowe’s Cos., Inc., 3.88%, 9/15/23	USD	60	64,448
QVC, Inc., 4.45%, 2/15/25		49	45,383

			109,831
Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc., 0.90%, 5/12/17		125	125,101
Thrifts & Mortgage Finance — 1.3%
Nordea Kredit Realkreditaktieselskab:
2.00%, 1/01/17	DKK	1,410	208,180
2.00%, 10/01/47		110	14,685
Nykredit Realkredit A/S:
1.00%, 7/01/18		240	35,502
2.00%, 10/01/47		565	75,496
Realkredit Danmark A/S, Series 27S, 2.00%, 10/01/47		180	23,962

			357,825

Corporate Bonds		Par (000)	Value
Tobacco — 0.4%
Reynolds American, Inc.:
2.30%, 6/12/18	USD	30	$30,288
4.85%, 9/15/23		60	65,490

			95,778
Wireless Telecommunication Services — 0.4%
Eutelsat SA, 4.13%, 3/27/17	EUR	50	56,563
Vodafone Group PLC, 1.63%, 3/20/17	USD	60	60,049

			116,612
Total Corporate Bonds — 30.7%			8,337,231

Foreign Agency Obligations
Brazil — 0.3%
Petrobras Global Finance BV:
3.25%, 3/17/17		60	56,400
6.85%, 6/05/2115		20	12,650

			69,050
Luxembourg — 0.4%
Gazprom OAO Via Gaz Capital SA, 5.14%, 3/22/17	EUR	105	115,736
Total Foreign Agency Obligations — 0.7%			184,786

Foreign Government Obligations
Brazil — 0.4%
Federal Republic of Brazil, 2.88%, 4/01/21		100	96,906
Canada — 1.9%
Canada Housing Trust No 1, 2.35%, 12/15/18	CAD	605	451,213
Canadian Government Bonds, 2.25%, 6/01/25		100	78,082

			529,295
Cyprus — 0.3%
Cyprus Government International Bond:
4.75%, 6/25/19	EUR	25	28,952
3.88%, 5/06/22		40	44,701

			73,653
Germany — 0.4%
Bundesrepublik Deutschland, 2.50%, 8/15/46		20	29,647
Bundesschatzanweisungen, 0.00%, 6/16/17 (d)		75	81,766

			111,413
Greece — 0.9%
Hellenic Republic:
4.75%, 4/17/19		8	7,123
2.00%, 2/24/23 (e)		17	12,071
2.00%, 2/24/24 (e)		17	12,001
2.00%, 2/24/25 (e)		18	12,289
2.00%, 2/24/26 (e)		19	12,598
2.00%, 2/24/27 (e)		19	12,422
2.00%, 2/24/28 (e)		20	12,461
2.00%, 2/24/29 (e)		20	12,438
2.00%, 2/24/30 (e)		20	12,531

See Notes to Financial Statements.

60	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Foreign Government Obligations		Par (000)	Value
Hellenic Republic (continued):
2.00%, 2/24/31 (e)	EUR	21	$12,335
2.00%, 2/24/32 (e)		21	12,381
2.00%, 2/24/33 (e)		21	12,151
2.00%, 2/24/34 (e)		21	12,309
2.00%, 2/24/35 (e)		22	12,075
2.00%, 2/24/36 (e)		22	12,009
2.00%, 2/24/37 (e)		22	12,143
2.00%, 2/24/38 (e)		22	11,916
2.00%, 2/24/39 (e)		22	12,135
2.00%, 2/24/40 (e)		22	12,154
2.00%, 2/24/41 (e)		22	12,170
2.00%, 2/24/42 (e)		22	12,201

			251,913
Indonesia — 1.2%
Republic of Indonesia:
2.88%, 7/08/21		200	214,874
3.38%, 7/30/25		100	102,582

			317,456
Italy — 1.2%
Italy Buoni Poliennali Del Tesoro:
1.15%, 5/15/17		120	132,001
1.05%, 12/01/19		85	94,988
Italy Buoni Poliennali Del Tesoro Inflation Linked Bond, 2.15%, 11/12/17		90	100,862

			327,851
Portugal — 4.4%
Portugal Obrigacoes do Tesouro OT:
3.85%, 4/15/21		33	40,134
5.65%, 2/15/24		8	9,962
2.88%, 10/15/25		4	4,403
2.88%, 7/21/26		75	81,219
3.88%, 2/15/30		314	360,727
4.10%, 2/15/45		620	699,078

			1,195,523
Slovenia — 0.9%
Republic of Slovenia, 5.85%, 5/10/23	USD	200	229,420
Slovenia Government Bonds, 2.13%, 7/28/25	EUR	21	23,997

			253,417
South Africa — 1.4%
South Africa Government Bonds:
8.25%, 3/31/32	ZAR	4,000	222,985
6.25%, 3/31/36		520	22,789
8.50%, 1/31/37		2,200	122,165

			367,939
Spain — 0.5%
Kingdom of Spain, 5.50%, 7/30/17	EUR	105	123,085
Kingdom of Spain Inflation Linked Bond, 1.80%, 11/30/24		20	23,694

			146,779
Turkey — 1.3%
Republic of Turkey, 7.50%, 7/14/17	USD	320	342,429

Foreign Government Obligations		Par (000)	Value
United Kingdom — 0.3%
United Kingdom Gilt Inflation Linked Bond, 2.50%, 7/26/16	GBP	20	$91,501
Total Foreign Government Obligations — 15.1%			4,106,075

Investment Companies		Shares
ETFS 1X Daily Short WTI Crude Oil (a)(f)		1,200	144,288
Financial Select Sector SPDR Fund (g)		23,978	520,562
Lyxor ETF FTSE Athex 20		270,000	215,572
Source Physical Gold P-ETC (a)(f)		2,500	273,700
Total Investment Companies — 4.3%			1,154,122

U.S. Treasury Obligations		Par (000)
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25	USD	1,603	1,561,626
0.38%, 7/15/25		1,601	1,581,826
U.S. Treasury Note, 0.63%, 12/31/16		790	789,908
Total U.S. Treasury Obligations — 14.5%			3,933,360
Total Long-Term Investments (Cost — $20,150,251) — 70.3%			19,077,974

Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.32% (f)(h)(i)	4,394,584		4,394,584
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51%, (h)(i)(j)	USD	508	508,486
Total Short-Term Securities (Cost — $4,903,070) — 18.1%			4,903,070

Options Purchased
(Cost — $485,054) — 1.5%			415,862
Total Investments Before Options Written (Cost — $25,538,375) — 89.9%			24,396,906

Options Written
(Premiums Received — $446,614) — (1.9)%			(502,554)
Total Investments Net of Options Written (Cost — $25,091,761) — 88.0%			23,894,352
Other Assets Less Liabilities — 12.0%			3,255,072

Net Assets — 100.0%			$27,149,424

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

(f)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

(g)	Security, or a portion of security, is on loan.

(h)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2015	Shares/ Beneficial Interest Purchased	Shares Sold	Shares/Beneficial Interest Held at January 31, 2016	Value at December 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,688,635	—	(4,294,051)[1]	4,394,584	$4,394,584	$5,193	$198
BlackRock Liquidity Series, LLC, Money Market Series	—	$508,486[2]	—	$ 508,486	$ 508,486	$ 107[3]	—
iShares STOXX Europe 600 Real Estate UCITS ETF	—	21,000	(21,000)	—	—	$3,156	—

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(i)	Current yield as of period end.

(j)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(217)	BIST National-30 Index[1]	February 2016	USD	666,102	$(20,894)
(11)	Hang Seng China Enterprises Index[1]	February 2016	USD	585,919	(20,567)
12	Australian Government Bonds (10 Year)[1]	March 2016	USD	8,204,698	13,961
(1)	Canadian Government Bonds (10 Year)	March 2016	USD	101,963	434
(2)	DAX Index[1]	March 2016	USD	528,431	(7,816)
(14)	E-Mini S&P 500 Index[1]	March 2016	USD	1,351,070	(31,079)
(24)	Euro STOXX 600 Automobiles & Parts Index[1]	March 2016	USD	612,018	68,675
(8)	Euro STOXX 600 Food & Beverages Index[1]	March 2016	USD	275,850	(3,199)
21	Euro STOXX 600 Large 200 Index[1]	March 2016	USD	393,788	(14,143)
(51)	Euro STOXX 600 Oil & Gas Index[1]	March 2016	USD	703,584	(44,540)
(11)	Euro STOXX 600 Personal & Household Goods Index[1]	March 2016	USD	442,033	(935)
106	Euro STOXX 600 Real Estate Index[1]	March 2016	USD	996,718	(32,959)
(31)	Euro STOXX 600 Small 200 Index[1]	March 2016	USD	402,146	21,989
87	Euro STOXX Banks Index[1]	March 2016	USD	497,622	(91,670)
30	Euro STOXX Healthcare Index[1]	March 2016	USD	1,187,507	(42,150)
(12)	Euro-Bund[1]	March 2016	USD	2,123,474	(53,503)
(4)	Euro-Schatz	March 2016	USD	484,558	(285)
5	FTSE 100 Index[1]	March 2016	USD	427,971	5,063
(15)	FTSE 250 Index Futures[1]	March 2016	USD	703,747	1,637
7	German Midcap Stock Index[1]	March 2016	USD	735,443	(44,763)
1	Long Gilt British	March 2016	USD	171,445	4,872
(12)	Mini MSCI Emerging Markets Index[1]	March 2016	USD	448,680	(16,657)
(5)	Mini-DAX Index[1]	March 2016	USD	264,216	(513)
(4)	S&P/Toronto Stock Exchange 60 Index[1]	March 2016	USD	429,895	1,105
2	TOPIX Index[1]	March 2016	USD	237,724	(20,360)
(12)	U.S. Treasury Notes (10 Year)	March 2016	USD	1,554,937	(37,767)
5	U.S. Treasury Notes (2 Year)	March 2016	USD	1,093,125	5,463
5	U.S. Treasury Notes (5 Year)	March 2016	USD	603,359	10,384
1	U.S. Ultra Treasury Bonds	March 2016	USD	166,188	8,358
4	Canadian Bankers Acceptance	December 2016	USD	709,258	993

See Notes to Financial Statements.

62	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(12)	Three Month Sterling	December 2016	USD	2,124,964	$ (12,712)
Total					$(353,578)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	195,000	USD	137,929	Westpac Banking Corp.	2/03/16	$ 605
CAD	747,000	USD	530,823	JPMorgan Chase Bank N.A.	2/03/16	5,391
DKK	750,054	USD	108,756	JPMorgan Chase Bank N.A.	2/03/16	722
DKK	60,000	USD	8,764	UBS AG	2/03/16	(53)
EUR	4,055,000	USD	4,387,831	Deutsche Bank AG	2/03/16	29,294
EUR	260,000	USD	283,688	Goldman Sachs International	2/03/16	(1,999)
EUR	20,000	USD	21,810	Goldman Sachs International	2/03/16	(142)
GBP	332,000	USD	471,008	Barclays Bank PLC	2/03/16	8,366
USD	141,669	AUD	195,000	Westpac Banking Corp.	2/03/16	3,690
USD	439,226	CAD	640,000	Goldman Sachs International	2/03/16	(17,623)
USD	77,030	CAD	107,000	UBS AG	2/03/16	650
USD	117,997	DKK	810,054	Deutsche Bank AG	2/03/16	396
USD	2,353,420	EUR	2,165,000	Goldman Sachs International	2/03/16	7,819
USD	2,358,857	EUR	2,170,000	UBS AG	2/03/16	7,840
USD	243,218	GBP	165,000	Barclays Bank PLC	2/03/16	8,107
USD	246,165	GBP	167,000	HSBC Bank PLC	2/03/16	8,204
USD	23,753	ZAR	370,000	HSBC Bank PLC	2/03/16	482
ZAR	370,000	USD	23,266	JPMorgan Chase Bank N.A.	2/03/16	(57)
EUR	20,000	USD	21,928	Bank of America N.A.	2/16/16	(253)
EUR	7,225	USD	7,919	Bank of America N.A.	2/16/16	(89)
EUR	10,000	USD	10,792	Barclays Bank PLC	2/16/16	46
EUR	30,000	USD	31,853	Barclays Bank PLC	2/16/16	659
EUR	55,000	USD	60,184	JPMorgan Chase Bank N.A.	2/16/16	(578)
EUR	20,000	USD	21,930	JPMorgan Chase Bank N.A.	2/16/16	(255)
EUR	20,000	USD	21,728	JPMorgan Chase Bank N.A.	2/16/16	(53)
EUR	27,500	USD	30,057	UBS AG	2/16/16	(254)
GBP	20,000	USD	28,731	Deutsche Bank AG	2/16/16	(232)
GBP	20,000	USD	28,542	HSBC Bank PLC	2/16/16	(43)
GBP	25,000	USD	35,485	HSBC Bank PLC	2/16/16	138
GBP	20,000	USD	28,410	JPMorgan Chase Bank N.A.	2/16/16	88
GBP	20,000	USD	28,223	JPMorgan Chase Bank N.A.	2/16/16	276
GBP	40,000	USD	57,846	UBS AG	2/16/16	(849)
INR	1,795,000	USD	26,771	HSBC Bank PLC	2/16/16	(404)
INR	1,700,000	USD	25,298	HSBC Bank PLC	2/16/16	(326)
INR	1,790,000	USD	26,707	UBS AG	2/16/16	(414)
MXN	1,300,000	USD	76,957	Deutsche Bank AG	2/16/16	(5,369)
NOK	328,500	USD	38,118	UBS AG	2/16/16	(286)
PHP	1,150,000	USD	24,344	HSBC Bank PLC	2/16/16	(233)
PHP	690,000	USD	14,600	JPMorgan Chase Bank N.A.	2/16/16	(134)
PHP	460,000	USD	9,742	JPMorgan Chase Bank N.A.	2/16/16	(97)
SEK	500,000	USD	57,847	Deutsche Bank AG	2/16/16	432

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	500,000	USD	58,847	JPMorgan Chase Bank N.A.	2/16/16	$ (569)
USD	104,528	EUR	97,500	Deutsche Bank AG	2/16/16	(1,137)
USD	32,674	EUR	30,000	Deutsche Bank AG	2/16/16	162
USD	27,305	EUR	25,000	Deutsche Bank AG	2/16/16	211
USD	32,576	EUR	30,000	HSBC Bank PLC	2/16/16	64
USD	27,185	EUR	25,000	HSBC Bank PLC	2/16/16	91
USD	32,432	EUR	30,000	JPMorgan Chase Bank N.A.	2/16/16	(81)
USD	65,019	EUR	60,000	JPMorgan Chase Bank N.A.	2/16/16	(5)
USD	32,704	EUR	30,000	JPMorgan Chase Bank N.A.	2/16/16	192
USD	65,126	EUR	60,000	UBS AG	2/16/16	102
USD	21,227	GBP	15,000	Bank of America N.A.	2/16/16	(147)
USD	6,794	GBP	4,800	Bank of America N.A.	2/16/16	(45)
USD	28,353	GBP	20,000	UBS AG	2/16/16	(146)
USD	40,667	JPY	5,000,000	Barclays Bank PLC	2/16/16	(646)
USD	10,184	MXN	190,000	JPMorgan Chase Bank N.A.	2/16/16	(279)
USD	16,923	MXN	300,000	JPMorgan Chase Bank N.A.	2/16/16	403
USD	13,667	MXN	250,000	Morgan Stanley & Co. International PLC	2/16/16	(100)
USD	22,956	NOK	200,000	JPMorgan Chase Bank N.A.	2/16/16	(77)
USD	14,732	NOK	128,500	JPMorgan Chase Bank N.A.	2/16/16	(66)
USD	59,446	SEK	500,000	JPMorgan Chase Bank N.A.	2/16/16	1,168
USD	48,753	SGD	70,000	HSBC Bank PLC	2/16/16	(367)
USD	9,505	ZAR	160,000	Deutsche Bank AG	2/16/16	(534)
USD	21,345	ZAR	325,000	JPMorgan Chase Bank N.A.	2/16/16	953
ZAR	100,000	USD	6,874	Deutsche Bank AG	2/16/16	(600)
ZAR	1,205,000	USD	83,430	JPMorgan Chase Bank N.A.	2/16/16	(7,824)
USD	137,734	AUD	195,000	Westpac Banking Corp.	3/03/16	(616)
USD	530,810	CAD	747,000	JPMorgan Chase Bank N.A.	3/03/16	(5,395)
USD	35,829	DKK	250,000	Goldman Sachs International	3/03/16	(494)
USD	108,838	DKK	750,054	JPMorgan Chase Bank N.A.	3/03/16	(726)
USD	4,390,762	EUR	4,055,000	Deutsche Bank AG	3/03/16	(29,332)
USD	471,030	GBP	332,000	Barclays Bank PLC	3/03/16	(8,355)
USD	23,137	ZAR	370,000	JPMorgan Chase Bank N.A.	3/03/16	50
EUR	155,000	CHF	170,846	Barclays Bank PLC	4/07/16	943
EUR	155,000	JPY	19,925,808	JPMorgan Chase Bank N.A.	4/07/16	3,337
EUR	250,000	PLN	1,117,268	JPMorgan Chase Bank N.A.	4/07/16	(2,185)
EUR	1,250,000	USD	1,356,776	JPMorgan Chase Bank N.A.	4/07/16	(73)
GBP	400,000	EUR	525,043	JPMorgan Chase Bank N.A.	4/07/16	187
JPY	64,890,650	USD	550,000	Barclays Bank PLC	4/07/16	(13,003)
MXN	5,379,363	USD	290,000	JPMorgan Chase Bank N.A.	4/07/16	5,144
PHP	42,116,700	USD	870,000	HSBC Bank PLC	4/07/16	10,536
PLN	1,127,285	EUR	250,000	JPMorgan Chase Bank N.A.	4/07/16	4,637
USD	720,000	BRL	3,024,360	Citibank N.A.	4/07/16	(20,090)
USD	355,000	CHF	359,171	Barclays Bank PLC	4/07/16	3,309
USD	870,000	CHF	880,223	Barclays Bank PLC	4/07/16	8,108
USD	275,000	CNH	1,835,075	JPMorgan Chase Bank N.A.	4/07/16	(120)
USD	820,296	EUR	750,000	JPMorgan Chase Bank N.A.	4/07/16	6,274
USD	1,852,269	EUR	1,700,000	JPMorgan Chase Bank N.A.	4/07/16	7,153
USD	2,000,000	GBP	1,399,747	Barclays Bank PLC	4/07/16	5,190

See Notes to Financial Statements.

64	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	813,000	KRW	975,071,550	Morgan Stanley & Co. International PLC	4/07/16	$1,066
USD	815,000	SGD	1,164,391	JPMorgan Chase Bank N.A.	4/07/16	(1,086)
USD	290,000	TRY	886,721	JPMorgan Chase Bank N.A.	4/07/16	(4,243)
USD	135,000	TRY	414,632	JPMorgan Chase Bank N.A.	4/07/16	(2,588)
USD	590,000	TWD	19,815,150	HSBC Bank PLC	4/07/16	(4,632)
USD	90,000	TWD	3,015,000	HSBC Bank PLC	4/07/16	(477)
USD	289,403	ZAR	4,809,100	Barclays Bank PLC	4/07/16	(9,268)
USD	214,077	DKK	1,500,000	Commonwealth Bank of Australia	5/13/16	(4,377)
CNH	4,588,920	USD	720,000	Goldman Sachs International	7/08/16	(39,351)
USD	720,000	CNH	4,598,280	JPMorgan Chase Bank N.A.	7/08/16	37,963
Total						$(8,329)

Exchange-Traded Options Purchased

Description[1]	Put/ Call	Expiration Date	Strike Price		Contracts	Value
S&P 500 Index	Call	2/19/16	USD	2,150.00	14	$140
Nikkei 225 Index	Call	3/11/16	JPY	18,000.00	5	21,476
FTSE MIB Index	Call	3/18/16	EUR	23,000.00	15	487
NASDAQ 100 Index	Call	3/18/16	USD	4,400.00	6	41,730
EURO STOXX 50 Index	Call	6/17/16	EUR	2,925.00	84	180,174
S&P 500 Index	Call	6/17/16	USD	2,075.00	15	31,050
EURO STOXX 50 Index	Call	12/15/17	EUR	4,000.00	11	4,469
FTSE 100 Index	Put	3/18/16	GBP	6,000.00	10	25,292
S&P 500 Index	Put	3/18/16	USD	1,950.00	6	36,750
Euro Dollar 3-Month Future	Put	4/15/16	USD	98.75	136	13,600
Total						$355,168

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

OTC Options Purchased
Description[1]	Put/ Call	Counterparty	Expiration Date	Strike Price(s)		Notional Amount (000)		Contracts	Value
USD Currency	Call	Bank of America N.A.	3/09/16	CNH	6.60	USD	315	—	$ 4,086
USD Currency	Call	Citibank N.A.	3/09/16	CNH	6.60	USD	580	—	7,524
USD Currency	Call	HSBC Bank PLC	3/09/16	CNH	6.60	USD	265	—	3,438
SPDR Gold Shares (U.S.)	Call	Citibank N.A.	3/18/16	USD	108.00		—	11,000	21,175
USD Currency	Call	Bank of America N.A.	4/19/16	JPY	121.00	USD	1,375	—	24,308
WOP:SPX/CMS[2]	Put	Bank of America N.A.	3/18/16	USD	2,050/2.34	USD	1,200	—	163
Total									$ 60,694

[1] All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.
[2] Composed of two or more options. Only the worst performing (least performing) option can be exercised at expiration.

Exchange-Traded Options Written

Description[1]	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	3/11/16	JPY	18,750.00	10	$(18,998)
EURO STOXX 50 Index	Call	3/18/16	EUR	3,400.00	25	(1,787)
NASDAQ 100 Index	Call	3/18/16	USD	4,600.00	6	(9,120)
EURO STOXX 50 Index	Call	6/17/16	EUR	3,200.00	84	(67,247)
S&P 500 Index	Call	6/17/16	USD	1,875.00	15	(180,000)
EURO STOXX Utilities Index	Put	3/18/16	EUR	250.00	36	(8,970)
FTSE 100 Index	Put	3/18/16	GBP	5,700.00	20	(25,363)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Description[1]	Put/ Call	Expiration Date	Strike Price		Contracts	Value
FTSE MIB Index	Put	3/18/16	EUR	21,000.00	15	$(100,340)
S&P 500 Index	Put	3/18/16	USD	1,875.00	6	(20,400)
EURO STOXX 50 Index	Put	6/17/16	EUR	2,975.00	16	(33,088)
Total						$(465,313)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

OTC Options Written

Description[1]	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	Bank of America N.A.	3/09/16	CNH	7.00	USD	315	—	$(600)
USD Currency	Call	Citibank N.A.	3/09/16	CNH	7.00	USD	580	—	(1,106)
USD Currency	Call	HSBC Bank PLC	3/09/16	CNH	7.00	USD	265	—	(505)
SPDR Gold Shares (U.S.)	Call	Citibank N.A.	3/18/16	USD	103.00		—	5,500	(26,538)
USD Currency	Call	Bank of America N.A.	4/19/16	JPY	125.00	USD	1,375	—	(8,492)
Total									$(37,241)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
0.99%[1]	6-Month JPY LIBOR	N/A	1/19/36	JPY	4,000	$(850)
0.97%[1]	6-Month JPY LIBOR	N/A	1/21/36	JPY	4,000	(751)
0.85%[2]	6-Month JPY LIBOR	2/02/16[3]	2/02/36	JPY	7,985	(59)
Total						$(1,660)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation
Emirate of Abu Dhabi	1.00%	Barclays Bank PLC	12/20/20	USD	6	$77	$9	$68
Emirate of Abu Dhabi	1.00%	Barclays Bank PLC	12/20/20	USD	5	61	26	35
Total						$138	$35	$103

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Value		Premiums Received		Unrealized Depreciation
Glencore International AG	1.00%	Barclays Bank PLC	9/20/20	BBB	EUR 30,000		$(8,675)		$(2,696)		$(5,979)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

66	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.89%[1]	6-Month BUBOR	Citibank N.A.	6/26/18	HUF	17,100	$(1,524)	—	$(1,524)
1.91%[1]	6-Month BUBOR	Citibank N.A.	6/26/18	HUF	17,100	(1,549)	—	(1,549)
1.86%[1]	6-Month BUBOR	Citibank N.A.	7/27/18	HUF	4,070	(345)	—	(345)
1.83%[1]	6-Month BUBOR	Goldman Sachs International	7/27/18	HUF	19,240	(1,583)	—	(1,583)
6.79%[2,3]	1-day MIBOR	Citibank N.A.	11/16/20	INR	5,220	993	—	993
6.77%[2,3]	1-day MIBOR	Citibank N.A.	11/16/20	INR	4,760	846	—	846
6.79%[2,3]	1-day MIBOR	JPMorgan Chase Bank N.A.	11/16/20	INR	8,175	1,530	—	1,530
6.76%[2,3]	1-day MIBOR	JPMorgan Chase Bank N.A.	11/16/20	INR	6,800	1,144	—	1,144
6.70%[2,3]	1-day MIBOR	Bank of America N.A.	11/17/20	INR	5,800	742	—	742
6.68%[2,3]	1-day MIBOR	Goldman Sachs International	11/17/20	INR	4,530	551	—	551
6.70%[2,3]	1-day MIBOR	Goldman Sachs International	11/17/20	INR	3,405	462	—	462
Total						$1,267	—	$1,267

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Total Return Swaps

Reference Entity[1]	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPEBEUOB Performance Shell Index[7]	3-month LIBOR plus 0.39%[2]	JPMorgan Chase Bank N.A.	2/01/16		7,200	[3]	$(72,578)	—	$(72,578)
JPEBRUOB Index[7]	3-month LIBOR plus 0.43%[2]	JPMorgan Chase Bank N.A.	2/01/16		1,460	[3]	(10,889)	—	(10,889)
JPEBRUOB Index[7]	3-month LIBOR plus 0.43%[2]	JPMorgan Chase Bank N.A.	2/01/16		1,194	[3]	(13,894)	—	(13,894)
Long Gilt British Future	GBP 35,316,180[4]	Bank of America N.A.	2/24/16		3	[3]	(11,112)	—	(11,112)
Long Gilt British Future	GBP 35,131,440[4]	Bank of America N.A.	2/24/16		3	[3]	(13,744)	—	(13,744)
U.S. Treasury Notes (10 Year) Future	USD 454,413,600[4]	Bank of America N.A.	2/25/16		36	[3]	(120,676)	—	(120,676)
U.S. Ultra Treasury Bonds Future	USD 142,364,880[4]	Bank of America N.A.	2/25/16		3	[3]	24,013	—	24,013
Merrill Lynch Commodity Volatility Carry Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	3/16/16		1,370	[3]	(9,470)	—	(9,470)
Merrill Lynch Commodity Volatility Carry Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	3/16/16		1,370	[3]	(10,685)	—	(10,685)
U.S. Treasury Notes (10 Year) Future	USD 64,397,950[4]	Bank of America N.A.	3/21/16		5	[3]	(3,911)	—	(3,911)
Dow Jones U.S. Select Home Builders Total Return Index	3-month LIBOR plus 0.50%[5]	Bank of America N.A.	3/23/16		80	[3]	(54,008)	—	(54,008)
Dow Jones U.S. Select Home Builders Total Return Index	3-month LIBOR plus 0.35%[5]	Bank of America N.A.	3/23/16		19	[3]	(12,811)	—	(12,811)
Dow Jones U.S. Select Home Builders Total Return Index	3-month LIBOR plus 0.55%[5]	Bank of America N.A.	3/23/16		19	[3]	(12,832)	—	(12,832)
Goldman Sachs Volatility Carry Basket Index[7]	USD 200,000[4]	Goldman Sachs International	4/07/16	USD	200		(11,181)	—	(11,181)

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Reference Entity[1]	Fixed Notional Amount/ Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount/ Notional Amount (000)			Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Volatility Carry Basket Index[7]	USD 200,000[4]	Goldman Sachs International	4/07/16	USD	200		$(11,918)	—	$(11,918)
DB V2V Index[7]	USD 900,517[4]	Deutsche Bank AG	7/15/16		650	[3]	(4,836)	—	(4,836)
JPM European Periphery Basket[7]	3-month EURIBOR plus 0.35%[2]	JPMorgan Chase Bank N.A.	8/11/16		11,676	[3]	(203,394)	—	(203,394)
Citi Emerging Lifestyle Trends Series 3 Basket Index[7]	6-month LIBOR plus 0.22%[2]	Citibank N.A.	9/02/16		1,025	[3]	(20,710)	—	(20,710)
DB Global Industrials Basket Performance Index[7]	3-month LIBOR minus 0.26%[6]	Deutsche Bank AG	10/17/16		580	[3]	53,651	—	53,651
DB Global Industrials Basket Performance Index[7]	3-month LIBOR minus 0.26%[6]	Deutsche Bank AG	10/17/16		226	[3]	23,608	—	23,608
DB Global Industrials Basket Performance Index[7]	3-month LIBOR minus 0.26%[6]	Deutsche Bank AG	10/17/16		148	[3]	17,135	—	17,135
MLBX WDC2 Total Return Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/16		185	[3]	10,676	—	10,676
MLBX WDC2 Total Return Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/16		167	[3]	3,235	—	3,235
MLBX WDC2 Total Return Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/16		67	[3]	1,033	—	1,033
MLBX WDC2 Total Return Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/16		60	[3]	(1,138)	—	(1,138)
MLBX WDC2 Total Return Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/16		38	[3]	(427)	—	(427)
MLBX WDC2 Total Return Index[7]	3-month T-Bill Auction Average Discount[2]	Bank of America N.A.	11/18/16		34	[3]	(970)	—	(970)
ML Vortex Alpha Index[7]	USD 844,986[2]	Bank of America N.A.	9/17/18		4,497	[3]	(4,187)	—	(4,187)
ML Vortex Alpha Index[7]	USD 580,041[4]	Bank of America N.A.	9/17/18		3,175	[3]	13,287	—	13,287
Total							$(458,733)	—	$(458,733)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary.

[2]	Fund pays the floating rate and receives the total return of the reference entity. Net payment made at termination.

[3]	Contract amount shown.

[4]	Fund pays the fixed amount and receives the total return of the reference entity. Net payment made at termination.

[5]	Fund pays the floating rate and receives the total return of the reference entity.

[6]	Fund pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

[7]	Represents a custom basket swap that contains stocks and/or derivatives.

Transactions in Options Written for the Period Ended January 31, 2016

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	GBP	USD	Premiums Received
Outstanding options, beginning of period	5,345	—	—	$123,362	174	—	—	$160,028
Options written	26,545	4,160	2,535	617,833	394	3,400	97,250	457,672
Options expired	(14,408)	—	—	(48,020)	(67)	(3,400)	—	(78,085)
Options closed	(11,842)	(4,160)	—	(398,677)	(408)		(97,250)	(387,499)

Outstanding options, end of period	5,640	—	2,535	$294,498	93	—	—	$152,116

See Notes to Financial Statements.

68	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	$98,469	—	$44,465	—		$142,934
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$180,448	—	—		180,448
Options purchased	Investments at value — unaffiliated[2]	—	—	362,743	39,356	13,600	$163	[3]	415,862
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$138	122,625	—	30,281	—		153,044
Total		—	$138	$583,837	$219,804	$88,346	$163		$892,288

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts		Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	$392,245	—	$104,267	—		$496,512
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$188,777	—	—		188,777
Options written	Options written at value	—	—	491,851	10,703	—	—		502,554
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	$8,675	455,928	—	154,444	—		619,047
Swaps — centrally cleared	Net unrealized depreciation[1]		—	—	—	1,660	—		1,660
Total		—	$8,675	$1,340,024	$199,480	$260,371	—		$1,808,550

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

[3]	Includes worst of put options at value.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(365,772)	—	$(24,848)	—	$(390,620)
Forward foreign currency transactions	—	—	—	$599,437	—	—	599,437
Options purchased[1]	—	—	(150,044)	345	(12,105)	$(22,610)	(184,414)
Options written	—	—	212,201	(10,945)	36,898	—	238,154
Swaps	—	$4,779	(137,107)	—	(82,762)	—	(215,090)
Total	—	$4,779	$(440,722)	$588,837	$(82,817)	$(22,610)	$47,467
[1] Options purchased are included in the net realized gain (loss) from investments.
Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$(286,348)	—	$(61,990)	—	$(348,338)
Forward foreign currency translations	—	—	—	$(334,985)	—	—	(334,985)
Options purchased[1]	—	—	142,261	12,837	(15,278)	$4,078	143,898
Options written	—	—	(231,881)	(900)	—	—	(232,781)
Swaps	—	$(6,491)	(582,702)	—	(61,967)	—	(651,160)
Total	—	$(6,491)	$(958,670)	$(323,048)	$(139,235)	$4,078	$(1,423,366)

[1]	Options purchased are included in the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	69

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long.	$10,848,871
Average notional value of contracts — short	$12,214,270
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$28,182,986
Average amounts sold — in USD	$12,424,877
Options:
Average value of option contracts purchased	$338,856
Average value of option contracts written	$332,539
Average notional value of swaption contracts purchased	$5,245,706
Average notional value of swaption contracts written	$5,245,706
Credit default swaps:
Average notional value — buy protection	$30,500
Average notional value — sell protection	$57,744,172
Interest rate swaps:
Average notional value — pays fixed rate	$234,887
Average notional value — receives fixed rate	$317,977
Total return swaps:
Average notional value	$16,777,015
For more information about the Fund’s investment risks regarding derivative financial instruments, please refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$113,131		$197,126
Forward foreign currency exchange contracts	180,448		188,777
Options	415,862	[1]	502,554
Swaps - Centrally cleared	—		1,660
Swaps - OTC[2]	153,044		619,047

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$862,485		$1,509,164
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(468,299)		(664,099)

Total derivative assets and liabilities subject to an MNA	$394,186		$845,065

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

70	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Macro Themes Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Fund:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 81,543	$ (81,543)	—	—	—
Barclays Bank PLC	34,866	(34,866)	—	—	—
Citibank N.A.	30,538	(30,538)	—	—	—
Deutsche Bank AG	124,889	(42,040)	—	—	$ 82,849
Goldman Sachs International	8,832	(8,832)	—	—	—
HSBC Bank PLC	22,953	(6,987)	—	—	15,966
JPMorgan Chase Bank N.A.	76,612	(76,612)	—	—	—
Morgan Stanley & Co. International PLC	1,066	(100)	—	—	966
UBS AG	8,592	(2,002)	—	—	6,590
Westpac Banking Corp.	4,295	(616)	—	—	3,679

Total	$394,186	$(284,136)	—	—	$110,050

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$265,597	$ (81,543)	—	—	$184,054
Barclays Bank PLC	39,947	(34,866)	—	—	5,081
Citibank N.A.	71,862	(30,538)	—	—	41,324
Commonwealth Bank of Australia	4,377	—	—	—	4,377
Deutsche Bank AG	42,040	(42,040)	—	—	—
Goldman Sachs International	84,291	(8,832)	—	—	75,459
HSBC Bank PLC	6,987	(6,987)	—	—	—
JPMorgan Chase Bank N.A.	327,246	(76,612)	—	—	250,634
Morgan Stanley & Co. International PLC	100	(100)	—	—	—
UBS AG	2,002	(2,002)	—	—	—
Westpac Banking Corp.	616	(616)	—	—	—

Total	$845,065	$(284,136)	—	—	$560,929

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,362,400	—	—	$1,362,400
Corporate Bonds	—	$8,337,231	—	8,337,231
Foreign Agency Obligations	—	184,786	—	184,786
Foreign Government Obligations	—	4,106,075	—	4,106,075
Investment Companies	938,550	215,572	—	1,154,122
U.S. Treasury Obligations	—	3,933,360	—	3,933,360
Short-Term Securities:
Money Market Funds	4,394,584	508,486	—	4,903,070
Options Purchased:
Equity Contracts	341,568	21,175	—	362,743
Foreign Currency Exchange Contracts	—	39,356	—	39,356
Interest Rate Contracts	13,600	—	—	13,600
Other Contracts	—	163	—	163

Total	$7,050,702	$17,346,204	—	$24,396,906

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	71

Consolidated Schedule of Investments (concluded)	BlackRock Macro Themes Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$103	—	$103
Equity contracts	$98,469	122,625	—	221,094
Foreign currency exchange contracts	—	180,448	—	180,448
Interest rate contracts	44,465	30,281	—	74,746
Liabilities:
Credit contracts	—	(5,979)	—	(5,979)
Equity contracts	(857,558)	(482,466)	—	(1,340,024)
Foreign currency exchange contracts	—	(199,480)	—	(199,480)
Interest rate contracts	(104,267)	(156,104)	—	(260,371)

Total	$(818,891)	$(510,572)	—	$(1,329,463)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$79,027	—	—	$79,027
Cash pledged as collateral for exchange-traded options	3,943,124	—	—	3,943,124
Cash pledged for centrally cleared swaps	3,000	—	—	3,000
Cash pledged for financial futures contracts	492,700	—	—	492,700
Foreign currency at value	186,400	—	—	186,400
Liabilities:
Collateral on securities loaned at value	—	$(508,486)	—	(508,486)

Total	$4,704,251	$(508,486)	—	$4,195,765

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

72	BLACKROCK FUNDS	JANUARY 31, 2016

Statements of Assets and Liabilities

January 31, 2016 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Assets
Investments at value — unaffiliated[2,3]	$106,600,186	$5,789,166,231	$19,493,836
Investments at value — affiliated[4]	1,650,394	444,946,963	4,903,070
Cash	3,594,375	271,975,405	79,027
Cash pledged:
Collateral — options written	—	—	3,943,124
Collateral — OTC derivatives	—	29,070,000	—
Financial futures contracts	—	11,672,880	492,700
Centrally cleared swaps	—	20,770,760	3,000
Foreign currency at value[5]	—	25,854,357	186,400
Receivables:
Investments sold	4,673,259	184,084,129	134,849
Securities lending income — affiliated	856	—	107
Swaps	—	1,387,084	—
Capital shares sold	1,278,730	17,498,365	—
Dividends — affiliated	—	—	936
Dividends — unaffiliated	115,901	233,182	1,006
Interest	10,616	44,330,490	172,987
From the Manager	14,243	—	650
Swap premiums paid	—	25,274,924	35
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	44,697,950	180,448
OTC swaps	—	17,859,364	153,009
Variation margin receivable on financial futures contracts	—	141,971	113,131
Variation margin receivable on centrally cleared swaps	—	900,609	—
Prepaid expenses	30,581	60,544	29,303

Total assets	117,969,141	6,929,925,208	29,887,618

Liabilities
Investments sold short at value — unaffiliated[6]	—	164,472,220	—
Investments sold short at value — affiliated[7]	—	109,357,692	—
Cash received:
Collateral — borrowed bond agreements	—	2,804,000	—
Collateral — OTC derivatives	—	5,410,000	—
Borrowed bonds at value[8]	—	1,210,077,444	—
Collateral on securities loaned at value	459,321	—	508,486
Options written at value[9]	—	689,777	502,554
Payables:
Investments purchased — unaffiliated	5,680,314	174,246,491	601,157
Investments purchased — affiliated	—	10,381,878	—
Swaps	—	807,027	—
Administration fees	5,127	226,389	1,071
Capital shares redeemed	825,420	23,071,970	—
Custodian	12,408	167,038	6,661
Dividends on short sales — unaffiliated	—	106,662	—
Interest expense	—	12,016,147	—
Investment advisory fees	82,789	3,901,132	7,062
Offering costs	—	—	50,179
Officer’s and Trustees’ fees	5,733	31,677	2,592
Other accrued expenses	2,980	329,610	15,998
Other affiliates	572	72,440	—
Professional fees	64,296	116,899	35,447
Service and distribution fees	6,807	403,224	43
Transfer agent fees	22,503	1,302,985	334
Swap premiums received	—	32,817,837	2,696
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	28,377,099	188,777
OTC swaps	—	21,358,965	616,351
Unfunded floating rate loan interests	—	634,623	—
Variation margin payable on financial futures contracts	—	3,473,169	197,126
Variation margin payable on centrally cleared swaps	—	—	1,660

Total liabilities	7,168,270	1,806,654,395	2,738,194

Net Assets	$110,800,871	$5,123,270,813	$27,149,424

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$108,779,322	$6,142,879,369	$20,635,305
[3] Securities loaned at value	$339,486	—	$511,075
[4] Investments at cost — affiliated	$1,650,394	$444,946,963	$4,903,070
[5] Foreign currency at cost	—	$24,357,091	$186,859
[6] Proceeds received from investments sold short at value — unaffiliated	—	$171,830,592	—
[7] Proceeds received from investments sold short at value — affiliated	—	$111,459,237	—
[8] Proceeds received from borrowed bonds	—	$1,234,534,715	—
[9] Premiums received	—	$1,591,991	$446,614

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	73

Statements of Assets and Liabilities (concluded)

January 31, 2016 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Net Assets Consist of
Paid-in capital	$297,534,829	$5,690,558,789	$30,005,035
Undistributed (distributions in excess of) net investment income	(402,279)	65,105,538	(314,338)
Accumulated net realized loss	(184,143,006)	(331,535,601)	(488,557)
Net unrealized appreciation (depreciation)	(2,188,673)	(300,857,913)	(2,052,716)

Net Assets	$110,800,871	$5,123,270,813	$27,149,424

Net Asset Value
Institutional
Net assets	$92,997,517	$4,201,798,933	$27,010,045

Shares outstanding[2]	15,664,936	432,217,716	2,997,481

Net asset value	$5.94	$9.72	$9.01

Investor A
Net assets	$13,396,475	$644,031,280	$116,854

Shares outstanding[2]	2,274,374	66,351,275	12,998

Net asset value	$5.89	$9.71	$8.99

Investor C
Net assets	$4,406,879	$277,440,600	$22,525

Shares outstanding[2]	772,800	28,846,234	2,500

Net asset value	$5.70	$9.62	$9.01

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

74	BLACKROCK FUNDS	JANUARY 31, 2016

Statements of Operations

Six Months Ended January 31, 2016 (Unaudited)	BlackRock Commodity Strategies Fund[1]	BlackRock Global Long/Short Credit Fund	BlackRock Macro Themes Fund[1]

Investment Income
Dividends — unaffiliated	$1,521,588	$2,859,098	$19,851
Dividends — affiliated	2,820	544,304	8,349
Interest	73,679	123,479,713	6,691
Securities lending — affiliated — net	44,294	—	107
Foreign taxes withheld	(80,405)	—	(2,351)

Total income	1,561,976	126,883,115	32,647

Expenses
Investment advisory	1,374,185	25,249,127	123,431
Professional	60,439	135,008	46,531
Administration	50,785	1,023,877	6,171
Transfer agent — class specific	45,122	2,747,564	222
Service and distribution — class specific	41,806	2,666,075	198
Accounting services	32,644	587,328	5,675
Administration — class specific	23,909	429,543	2,903
Custodian	12,483	235,385	7,034
Officer and Trustees	7,830	80,876	3,375
Offering	—	—	81,376
Miscellaneous	64,004	505,956	31,875
Recoupment of past waived fees — class specific	—	4,992	—

Total expenses excluding interest and dividend expense	1,713,207	33,665,731	308,791
Interest expense	—	21,703,531	—
Dividend expense — affiliated	—	1,031,453	—
Dividend expense — unaffiliated	—	479,684	—

Total expenses	1,713,207	56,880,399	308,791
Less:
Fees waived by the Manager	(111,216)	(193,560)	(106,768)
Administration fees waived	—	—	(4,277)
Administration fees waived — class specific	(3,016)	—	(1,891)
Transfer agent fees waived — class specific	(762)	—	(40)
Transfer agent fees reimbursed — class specific	(26,756)	—	(80)
Expenses reimbursed by the Manager	—	—	(21,477)

Total expenses after fees waived and/or reimbursed	1,571,457	56,686,839	174,258

Net investment income (loss)	(9,481)	70,196,276	(141,611)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(69,197,611)	(235,280,844)	(683,863)
Investments — affiliated	—	(296,056)	17,742
Capital gain distributions received from affiliated investment companies	—	25,723	198
Options written	—	(956,810)	238,154
Financial futures contracts	—	(12,613,555)	(390,620)
Swaps	—	14,359,672	(215,090)
Foreign currency transactions	(152,352)	10,786,147	566,457
Short sales — unaffiliated	—	2,295,574	—
Short sales — affiliated	—	541,264	—
Borrowed bonds	—	21,267,414	—

	(69,349,963)	(199,871,471)	(467,022)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	39,246,793	(56,395,576)	219,066
Options written	—	(736,163)	(232,781)
Financial futures contracts	—	(11,605,238)	(348,338)
Swaps	—	6,313,070	(651,160)
Foreign currency translations	(6,309)	21,178,503	(285,957)
Unfunded loan commitments	—	(617,759)	—
Short sales — unaffiliated	—	5,439,700	—
Short sales — affiliated	—	1,852,302	—
Borrowed bonds	—	2,863,789	—

	39,240,484	(31,707,372)	(1,299,170)

Net realized and unrealized loss	(30,109,479)	(231,578,843)	(1,766,192)

Net Decrease in Net Assets Resulting from Operations	$(30,118,960)	$(161,382,567)	$(1,907,803)

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	75

Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund[1]		BlackRock Global Long/Short Credit Fund
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income (loss)	$(9,481)	$(100,867)	$70,196,276	$157,310,075
Net realized gain (loss)	(69,349,963)	(82,373,021)	(199,871,471)	212,452,698
Net change in unrealized appreciation (depreciation)	39,240,484	(58,093,131)	(31,707,372)	(375,824,275)

Net decrease in net assets resulting from operations	(30,118,960)	(140,567,019)	(161,382,567)	(6,061,502)

Distributions to Shareholders[2]
From net investment income:
Institutional	—	(89,086)	(221,093,317)	(154,488,941)
Investor A	—	—	(33,094,847)	(35,435,750)
Investor C	—	—	(12,441,201)	(10,075,168)
From net realized gain:
Institutional	—	—	—	(55,897,505)
Investor A	—	—	—	(13,695,239)
Investor C	—	—	—	(4,396,026)

Decrease in net assets resulting from distributions to shareholders	—	(89,086)	(266,629,365)	(273,988,629)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(223,979,062)	61,203,635	(329,205,860)	(428,498,179)

Net Assets
Total decrease in net assets	(254,098,022)	(79,452,470)	(757,217,792)	(708,548,310)
Beginning of period	364,898,893	444,351,363	5,880,488,605	6,589,036,915

End of period	$110,800,871	$364,898,893	$5,123,270,813	$5,880,488,605

Undistributed (distributions in excess of) net investment income, at end of period	$(402,279)	$(392,798)	$65,105,538	$261,538,627

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

76	BLACKROCK FUNDS	JANUARY 31, 2016

Statements of Changes in Net Assets (concluded)

	BlackRock Macro Themes Fund[1]
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2016 (Unaudited)	Period December 4, 2014[2] to July 31, 2015

Operations
Net investment income (loss)	$(141,611)	$79,941
Net realized gain (loss)	(467,022)	736,978
Net change in unrealized appreciation (depreciation)	(1,299,170)	(753,546)

Net increase (decrease) in net assets resulting from operations	(1,907,803)	63,373

Distributions to Shareholders[3]
From net investment income:
Institutional	(1,089,851)	(39,974)
Investor A	(4,492)	(26)
Investor C	(660)	(2)

Decrease in net assets resulting from distributions to shareholders	(1,095,003)	(40,002)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	110,899	30,017,960

Net Assets
Total increase (decrease) in net assets	(2,891,907)	30,041,331
Beginning of period	30,041,331	—

End of period	$27,149,424	$30,041,331

Undistributed (distributions in excess of) net investment income, at end of period	$(314,338)	$922,276

[1]	Consolidated Statements of Changes in Net Assets.

[2]	Commencement of operations.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	77

Consolidated Financial Highlights	BlackRock Commodity Strategies Fund

	Institutional
	Six Months Ended January 31, 2016	Year Ended July 31,			Period October 3, 2011[1] to
	(Unaudited)	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$6.98	$9.89	$9.17	$9.93	$10.00

Net investment income (loss)[2]	0.00 [3]	0.00 [3]	(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	(1.04)	(2.91)	0.74	(0.73)	0.22

Net increase (decrease) from investment operations	(1.04)	(2.91)	0.72	(0.76)	0.21

Distributions:[4]
From net investment income	—	(0.00)[5]	—	(0.00)[5]	(0.01)
From net realized gain	—	—	—	—	(0.27)

Total distributions	—	(0.00)[5]	—	(0.00)[5]	(0.28)

Net asset value, end of period	$5.94	$6.98	$9.89	$9.17	$9.93

Total Return[6]
Based on net asset value	(14.90)%[7]	(29.41)%	7.85%	(7.63)%	2.00%[7]

Ratios to Average Net Assets
Total expenses[8]	1.37%[9]	1.33%	1.33%	1.38%	1.87%[9,10]

Total expenses excluding recoupment of past waived and/or reimbursed fees[8]	1.37%[9]	1.33%	1.33%	1.38%	1.87%[9,10]

Total expenses after fees waived and/or reimbursed[8]	1.28%[9]	1.28%	1.29%	1.29%	1.30%[9]

Net investment income (loss)[8]	0.04%[9]	0.00%[11]	(0.22)%	(0.24)%	(0.08)%[9]

Supplemental Data
Net assets, end of period (000)	$92,998	$348,529	$413,506	$378,747	$62,974

Portfolio turnover rate	93%	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
		2015	2014	2013
Investments in underlying funds	0.02%	0.01%	0.05%	0.01%	—

[9]	Annualized.

[10]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.89%.

[11]	Amount is less than 0.005%.

See Notes to Financial Statements.

78	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Financial Highlights (continued)	BlackRock Commodity Strategies Fund

	Investor A
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$6.94	$9.85	$9.15	$9.93	$10.00

Net investment loss[2]	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(1.04)	(2.89)	0.74	(0.74)	0.22

Net increase (decrease) from investment operations	(1.05)	(2.91)	0.70	(0.78)	0.20

Distributions:[3]
From net investment income	—	—	—	—	(0.00)[4]
From net realized gain	—	—	—	—	(0.27)

Total distributions	—	—	—	—	(0.27)

Net asset value, end of period	$5.89	$6.94	$9.85	$9.15	$9.93

Total Return[5]
Based on net asset value	(15.13)%[6]	(29.54)%	7.65%	(7.86)%	1.97%[6]

Ratios to Average Net Assets
Total expenses[7]	1.96%[8]	1.85%	1.78%	1.79%	2.08%[8,9]

Total expenses excluding recoupment of past waived and/or reimbursed fees[7]	1.96%[8]	1.85%	1.78%	1.79%	2.08%[8,9]

Total expenses after fees waived and/or reimbursed[7]	1.50%[8]	1.50%	1.50%	1.50%	1.50%[8]

Net investment loss[7]	(0.36)%[8]	(0.23)%	(0.43)%	(0.39)%	(0.26)%[8]

Supplemental Data
Net assets, end of period (000)	$13,396	$11,308	$21,402	$17,399	$15,274

Portfolio turnover rate	93%	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period October 3, 2011[1] to July 31, 2012
		2015	2014	2013
Investments in underlying funds	0.02%	0.01%	0.05%	0.01%	—

[8]	Annualized.

[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.08%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	79

Consolidated Financial Highlights (concluded)	BlackRock Commodity Strategies Fund

	Investor C
	Six Months Ended January 31, 2016	Year Ended July 31,			Period October 3, 2011[1] to
	(Unaudited)	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$6.74	$9.64	$9.02	$9.87	$10.00

Net investment loss[2]	(0.03)	(0.08)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(1.01)	(2.82)	0.73	(0.74)	0.22

Net increase (decrease) from investment operations	(1.04)	(2.90)	0.62	(0.85)	0.14

Distributions from net realized gain[3]	—	—	—	—	(0.27)

Net asset value, end of period	$5.70	$6.74	$9.64	$9.02	$9.87

Total Return[4]
Based on net asset value	(15.43)%[5]	(30.08)%	6.87%	(8.61)%	1.29%[5]

Ratios to Average Net Assets
Total expenses[6]	2.67%[7]	2.50%	2.43%	2.49%	2.85%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.67%[7]	2.50%	2.43%	2.49%	2.85%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.25%[7]	2.25%	2.25%	2.25%	2.24%[7]

Net investment loss[6]	(1.05)%[7]	(0.99)%	(1.17)%	(1.14)%	(0.97)%[7]

Supplemental Data
Net assets, end of period (000)	$4,407	$5,062	$9,443	$10,332	$8,651

Portfolio turnover rate	93%	85%	71%	63%	127%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,			Period October 3, 2011[1] to
	(Unaudited)	2015	2014	2013	July 31, 2012
Investments in underlying funds	0.02%	0.01%	0.05%	0.01%	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.85%.

See Notes to Financial Statements.

80	BLACKROCK FUNDS	JANUARY 31, 2016

Financial Highlights	BlackRock Global Long/Short Credit Fund

	Institutional
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$10.51	$10.95	$10.63	$10.32	$10.00

Net investment income[2]	0.13	0.28	0.20	0.15	0.06
Net realized and unrealized gain (loss)	(0.42)	(0.26)	0.26	0.41	0.30

Net increase (decrease) from investment operations	(0.29)	0.02	0.46	0.56	0.36

Distributions from:[3]
Net investment income	(0.50)	(0.34)	(0.14)	(0.13)	(0.03)
Net realized gain	—	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.50)	(0.46)	(0.14)	(0.25)	(0.04)

Net asset value, end of period	$9.72	$10.51	$10.95	$10.63	$10.32

Total Return[4]
Based on net asset value	(2.73)%[5]	0.20%	4.36%	5.45%	3.55%[5]

Ratios to Average Net Assets
Total expenses[6]	1.89%[7]	1.73%	1.61%	1.56%	1.73%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	1.89%[7]	1.73%	1.61%	1.54%	1.73%[7,8]

Total expenses after fees waived and/or reimbursed[6]	1.89%[7]	1.72%	1.59%	1.53%	1.46%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.07%[7]	1.07%	1.03%	1.18%	1.20%[7]

Net investment income[6]	2.54%[7]	2.63%	1.83%	1.38%	0.70%[7]

Supplemental Data
Net assets, end of period (000)	$4,201,799	$4,505,530	$4,623,194	$1,335,924	$133,444

Portfolio turnover rate	69%	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
		2015	2014	2013
Investments in underlying funds	0.01%	—	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.75%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	81

Financial Highlights (continued)	BlackRock Global Long/Short Credit Fund

	Investor A
	Six Months Ended January 31, 2016	Year Ended July 31,			Period September 30, 2011[1] to
	(Unaudited)	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.48	$10.93	$10.61	$10.30	$10.00

Net investment income[2]	0.12	0.25	0.16	0.12	0.06
Net realized and unrealized gain (loss)	(0.41)	(0.27)	0.27	0.42	0.28

Net increase (decrease) from investment operations	(0.29)	(0.02)	0.43	0.54	0.34

Distributions from:[3]
Net investment income	(0.48)	(0.31)	(0.11)	(0.11)	(0.03)
Net realized gain	—	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.48)	(0.43)	(0.11)	(0.23)	(0.04)

Net asset value, end of period	$9.71	$10.48	$10.93	$10.61	$10.30

Total Return[4]
Based on net asset value	(2.85)%[5]	(0.10)%	4.09%	5.23%	3.32%[5]

Ratios to Average Net Assets
Total expenses[6]	2.16%[7]	1.98%	1.91%	1.79%	1.93%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.16%[7]	1.98%	1.91%	1.77%	1.93%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.16%[7]	1.98%	1.89%	1.75%	1.66%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	1.35%[7]	1.33%	1.32%	1.40%	1.39%[7]

Net investment income[6]	2.29%[7]	2.36%	1.48%	1.11%	0.67%[7]

Supplemental Data
Net assets, end of period (000)	$644,031	$1,032,811	$1,575,812	$910,247	$71,053

Portfolio turnover rate	69%	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
		2015	2014	2013
Investments in underlying funds	0.01%	—	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.93%.

See Notes to Financial Statements.

82	BLACKROCK FUNDS	JANUARY 31, 2016

Financial Highlights (concluded)	BlackRock Global Long/Short Credit Fund

	Investor C
	Six Months Ended January 31, 2016	Year Ended July 31,			Period September 30, 2011[1] to
	(Unaudited)	2015	2014	2013	July 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.38	$10.87	$10.56	$10.26	$10.00

Net investment income (loss)[2]	0.08	0.17	0.08	0.04	(0.01)
Net realized and unrealized gain (loss)	(0.41)	(0.26)	0.27	0.41	0.29

Net increase (decrease) from investment operations	(0.33)	(0.09)	0.35	0.45	0.28

Distributions from:[3]
Net investment income	(0.43)	(0.28)	(0.04)	(0.03)	(0.01)
Net realized gain	—	(0.12)	—	(0.11)	(0.01)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.43)	(0.40)	(0.04)	(0.15)	(0.02)

Net asset value, end of period	$9.62	$10.38	$10.87	$10.56	$10.26

Total Return[4]
Based on net asset value	(3.25)%[5]	(0.82)%	3.31%	4.39%	2.79%[5]

Ratios to Average Net Assets
Total expenses[6]	2.89%[7]	2.72%	2.63%	2.50%	2.66%[7,8]

Total expenses excluding recoupment of past waived and/or reimbursed fees[6]	2.89%[7]	2.72%	2.63%	2.48%	2.66%[7,8]

Total expenses after fees waived and/or reimbursed[6]	2.88%[7]	2.72%	2.62%	2.47%	2.40%[7]

Total expenses after fees waived, reimbursed and excluding interest and dividend expense[6]	2.07%[7]	2.07%	2.05%	2.12%	2.14%[7]

Net investment income (loss)[6]	1.55%[7]	1.64%	0.76%	0.39%	(0.16)%[7]

Supplemental Data
Net assets, end of period (000)	$277,441	$342,148	$390,031	$156,619	$13,132

Portfolio turnover rate	69%	211%	207%	185%	355%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,			Period September 30, 2011[1] to July 31, 2012
		2015	2014	2013
Investments in underlying funds	0.01%	—	0.05%	—	—

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.66%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	83

Consolidated Financial Highlights	BlackRock Macro Themes Fund

	Institutional		Investor A		Investor C
	Six Months Ended January 31, 2016 (Unaudited)	Period December 4, 2014[1] to July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Period December 4, 2014[1] to July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Period December 4, 2014[1] to July 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.00	$9.99	$10.00	$9.95	$10.00

Net investment income (loss)[2]	(0.05)	0.03	(0.11)	0.01	(0.09)	(0.04)
Net realized and unrealized loss	(0.59)	(0.01)	(0.53)	(0.01)	(0.59)	(0.01)

Net increase (decrease) from investment operations	(0.64)	0.02	(0.64)	—	(0.68)	(0.05)

Distributions from net investment income	(0.36)	(0.01)	(0.36)	(0.01)	(0.26)	(0.00)[3]

Net asset value, end of period	$9.01	$10.01	$8.99	$9.99	$9.01	$9.95

Total Returns[4,5]
Based on net asset value	(6.47)%	0.23%[6]	(6.55)%	0.00%[6]	(6.88)%	(0.49)%[6]

Ratios to Average Net Assets
Total expenses[7,8]	1.84%[9]	2.72%[10]	2.20%[9]	3.28%[10]	3.09%[9]	4.02%[10]

Total expenses after fees waived and/or reimbursed[7,8]	1.20%	1.20%	1.45%	1.45%	2.20%	2.20%

Net investment income (loss)[7,8]	(0.97)%	0.41%	(2.31)%	0.16%	(1.98)%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$27,010	$29,991	$117	$26	$23	$25

Portfolio turnover rate	54%	68%	54%	68%	54%	68%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

For financial reporting purposes, the market value of a variance swap was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance presented herein are different than the information previously published on July 31, 2015.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016 (Unaudited)	Period December 4, 2014[1] to July 31, 2015
Investments in underlying funds	0.06%	0.10%

[8]	Annualized.

[9]

Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.12%, 2.36% and 3.37%, respectively.

[10]

Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 2.87%, 3.44% and 4.18%, respectively.

See Notes to Financial Statements.

84	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Commodity Strategies Fund	Commodity Strategies	Non-diversified
BlackRock Global Long/Short Credit Fund	Global Long/Short Credit	Diversified
BlackRock Macro Themes Fund	Macro Themes	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Commodity Strategies and Macro Themes include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (“Cayman Commodity Strategies”) and BlackRock Cayman Macro Themes Fund, Ltd. (“Cayman Macro Themes”) (the “Subsidiaries”), respectively, which are wholly owned subsidiaries of each respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. The net assets of Cayman Commodity Strategies at January 31, 2016 were $1 representing 0.0% of Commodity Strategies’ consolidated net assets. The net assets of Cayman Macro Themes at January 31, 2016 were $5,896,449 representing 21.7% of Macro Themes’ consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of Cayman Macro Themes included in the consolidated financial statements:

Consolidated Statements of Assets and Liabilities
Total assets	$6,865,820
Total liabilities	(969,371)

Net assets	$5,896,449
Consolidated Statements of Operations
Net investment income	$3,393
Net realized gain (loss) from:
Investments — unaffiliated	(10,448)
Financial futures contracts	(363,463)
Foreign currency transactions	(17,652)
Options written	238,154
Swaps	(221,346)

(374,755)

BLACKROCK FUNDS	JANUARY 31, 2016	85

Notes to Financial Statements (continued)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$144,532
Financial futures contracts	(311,977)
Foreign currency transactions	(9,136)
Options written	(232,782)
Swaps	(638,515)

(1,047,878)

Net realized and unrealized gain (loss)	(1,422,633)

Net decrease in net assets resulting from operations	$(1,419,240)
Consolidated Statements of Changes in Net Assets
Net investment income	$3,393
Net realized loss	(374,755)
Net change in unrealized appreciation (depreciation)	(1,047,878)

Net decrease in net assets resulting from operations	$(1,419,240)

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in, U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive posture as applicable and consistent with each Fund prospectus.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/ deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

86	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Commodity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes valuation models, which incorporate a number of transaction specific data factors, such as the performance return multiple and upfront interest paid, as well as the price of the underlying index.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

BLACKROCK FUNDS	JANUARY 31, 2016	87

Notes to Financial Statements (continued)

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for

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Notes to Financial Statements (continued)

disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of,

BLACKROCK FUNDS	JANUARY 31, 2016	89

Notes to Financial Statements (continued)

or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. A Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Commodity-Linked Notes: Commodity-linked notes to provide exposure to the investment returns of the commodities markets, without investing directly in commodities. In a commodity-linked note, a Fund purchases a note and, in return, the issuer typically provides for an interest payment and a principal payment at maturity linked to the price movement of the underlying commodity index less an agreed-upon fee. These notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. In addition to credit, interest rate and counterparty risk typically associated with traditional debt investments, commodity-linked notes are subject to risks affecting the underlying commodity index. The value of the commodity-linked notes may fluctuate by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The commodity-linked notes have an automatic redemption feature if the underlying index declines from the original trade date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

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Notes to Financial Statements (continued)

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, a Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Global Long/Short Credit earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Global Long/Short Credit had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Balance	Value	Unrealized Depreciation
Telenet International Finance SA, Term Loan AA	$9,610,000	$10,731,624	$10,097,001	$(634,623)

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral. The borrowed bond agreement contains a commitment that the security and the cash will be returned to the counterparty and the Funds at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Funds and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Funds may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

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Notes to Financial Statements (continued)

For the six months ended January 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for Global Long/Short Credit were $11,952,872 and (0.82)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Funds under Master Repurchase Agreements (each, an “MRA”), which permit the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. With borrowed bond agreements and reverse repurchase transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds are considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of Global Long/Short Credit’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Borrowed Bonds at Value including Accrued Interest[2]	Exposure Due (to) from Counterparty before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Net Collateral (Received) Pledged	Net Exposure Due (to)/from Counterparty[3]
Barclays Bank PLC	$20,373,563	$(20,404,955)	$(31,392)	—	—	—	—	$(31,392)
Barclays Capital, Inc.	127,047,873	(126,125,895)	921,978	—	$(921,978)	—	$(921,978)	—
BNP Paribas Securities Corp.	16,131,000	(16,557,418)	(426,418)	—	—	—	—	(426,418)
Citigroup Global Markets Ltd.	5,285,229	(5,009,978)	275,251	—	—	—	—	275,251
Citigroup Global Markets, Inc.	267,052,479	(267,640,338)	(587,859)	—	—	—	—	(587,859)
Credit Suisse Securities (USA) LLC	45,248,965	(45,363,589)	(114,624)	—	—	$114,624	114,624	—
Deutsche Bank Securities, Inc.	90,683,186	(90,789,398)	(106,212)	—	—	—	—	(106,212)
J.P. Morgan Securities LLC	277,714,931	(276,878,250)	836,681	$(836,681)	—	—	(836,681)	—
J.P. Morgan Securities PLC	24,863,111	(23,859,483)	1,003,628	—	—	—	—	1,003,628
Merrill Lynch, Pierce, Fenner & Smith, Inc.	21,774,600	(21,256,308)	518,292	—	—	—	—	518,292
RBC Capital Markets LLC	330,263,976	(327,641,606)	2,622,370	(2,622,370)	—	—	(2,622,370)	—

Total	$1,226,438,913	$(1,221,527,218)	$4,911,695	$(3,459,051)	$(921,978)	$114,624	$(4,266,405)	$645,290

[1]	Included in Investments at value — unaffiliated in the Statements of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $11,449,773 which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When the Funds enter into an MRA and an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (each, an “MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Funds from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Funds by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Funds use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Funds obligation to repurchase the securities.

Short Sales (Borrowed Bonds): Certain Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an

92	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Short Sales (Investments Sold Short): Certain Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short from a broker/ counterparty and deliver the security to the purchaser. To close out a short position, the Funds deliver the same security to the broker and record a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds maintain a segregated account of securities or deposit cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. The Funds may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Funds are required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Funds may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by a Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under MSLAs which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK FUNDS	JANUARY 31, 2016	93

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Commodity Strategies
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$190,969	$(190,969)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	33,967	(33,967)	—
SG Americas Securities LLC	114,550	(114,550)	—

Total	$339,486	$(339,486)	—

Macro Themes
Counterparty
Citigroup Global Markets, Inc.	$511,075	$(511,075)	—

[1]

Collateral with a value of $459,321 and $508,486 has been received by Commodity Strategies and Macro Themes, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

94	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk and/or equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which

BLACKROCK FUNDS	JANUARY 31, 2016	95

Notes to Financial Statements (continued)

the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Certain Funds enter into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities. Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long and short equity. This means that each Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. A change in the market value of a total return swap is included in change in unrealized appreciation (depreciation) on swaps in the Statements of Operations. Positions within the swap are reset periodically, and financing fees are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing fees become available for cash settlement between the Funds and the swap counterparty. The amounts that are available for cash settlement are included in realized gains (losses) on swaps in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an ISDA Master Agreement between the Funds and the counterparty. Certain swaps have no stated expiration and can be terminated by either party at any time.

•

Variance swap agreements — Certain Funds enter into variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, each Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, each Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

96	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

Master Netting Arrangements: In order to better define the Funds’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, a Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, a Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory Fees

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, and an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, based on each Fund’s average daily net assets at the following annual rates:

		Global
	Commodity Strategies	Long/Short Credit	Macro Themes
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.15%	0.95%	0.85%
$1 Billion - $3 Billion	1.08%	0.89%	0.80%
$3 Billion - $5 Billion	1.04%	0.86%	0.77%
$5 Billion - $10 Billion	1.00%	0.83%	0.74%
Greater than $10 Billion	0.98%	0.81%	0.72%

The Manager, with the respect to each Fund, voluntarily agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its management fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the six months ended January 31, 2016, the Manager waived $3,113, $193,560 and $1,051 for Commodity Strategies, Global Long/Short Credit and Macro Themes, respectively.

BLACKROCK FUNDS	JANUARY 31, 2016	97

Notes to Financial Statements (continued)

For Commodity Strategies and Macro Themes, the Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, Commodity Strategies and Macro Themes pay the Manager based on the Funds’ net assets, which includes the assets of the Subsidiaries.

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Global Long/Short Credit, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and a Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the six months ended January 31, 2016, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Investor A	Investor C	Total
Commodity Strategies	$17,531	$24,275	$41,806
Global Long/Short Credit	$1,078,729	$1,587,346	$2,666,075
Macro Themes	$79	$119	$198

Other Fees

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2016, Global Long/Short Credit paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Global Long/Short Credit	$262,001	$93	$52	$262,146

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds, Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended January 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$621	$549	$213	$1,383
Global Long/Short Credit	$5,382	$2,439	$1,984	$9,805

For the six months ended January 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$17,252	$21,373	$6,497	$45,122
Global Long/Short Credit	$2,090,817	$513,512	$143,235	$2,747,564
Macro Themes	$138	$53	$31	$222

98	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below:

Average Daily Net Assets	Administration Fee
First $500 Million	0.425%
$500 Million - $1 Billion	0.040%
$1 Billion - $2 Billion	0.038%
$2 Billion - $4 Billion	0.035%
$4 Billion - $13 Billion	0.033%
Greater than $13 Billion	0.030%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% for Commodity Strategies and Macro Themes and 0.15% for Global Long/Short Credit of the average daily net assets of each respective class.

For the period ended January 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Commodity Strategies	$22,021	$1,402	$486	$23,909
Global Long/Short Credit	$341,009	$64,724	$23,810	$429,543
Macro Themes	$2,895	$6	$2	$2,903

The Manager may have, at its discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class, which are included in administration fees waived in the Statements of Operations.

For the six months ended January 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Commodity Strategies	$1,643
Global Long/Short Credit	$7,749
Macro Themes	$256

For the six months ended January 31, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
Commodity Strategies	$1,535	$1,039
Global Long/Short Credit	$32,873	$27,676

Expense Limitations, Waivers and Recoupments

The Manager, with respect to the Funds, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Commodity Strategies[1]	1.30%	1.50%	2.25%
Global Long/Short Credit[1]	1.20%	1.40%	2.15%
Macro Themes[1]	1.20%	1.45%	2.20%

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2016 unless approved by the Board of Trustees, including a majority of the independent Trustees, or by a vote of a majority of the outstanding voting securities of such Fund.

BLACKROCK FUNDS	JANUARY 31, 2016	99

Notes to Financial Statements (continued)

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the period ended January 31, 2016, the Manager waived $108,103 and $105,717 of investment advisory fees for Commodity Strategies and Macro Themes, respectively, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total
Commodity Strategies	$1,128	$1,402	$486	$3,016
Macro Themes	$1,883	$ 6	$ 2	$1,891

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Commodity Strategies	—	$549	$213	$762
Macro Themes	$24	$ 10	$ 6	$ 40

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Commodity Strategies	—	$20,583	$6,173	$26,756
Macro Themes	$16	$ 41	$ 23	$ 80

If during the Funds’ fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended January 31, 2016, the Manager recouped waivers and/or reimbursements previously recorded of $4,992 for Global Long/ Short Credit Investor A Shares.

On January 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires July 31,
	2016	2017	2018
Commodity Strategies
Fund Level	$172,275	$187,877	$108,004
Institutional	—	—	$1,128
Investor A	$43,837	$43,817	$22,534
Investor C	$13,297	$14,369	$6,871
Macro Themes
Fund Level	—	$225,228	$131,471
Institutional	—	$3,392	$1,923
Investor A	—	$53	$57
Investor C	—	$52	$30

100	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Funds retain a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Funds retain 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Funds, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. The share of securities lending income earned by the Funds is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended January 31, 2016, Commodity Strategies, Global Long/Short Credit and Macro Themes paid BIM $10,868, $0 and $27 for securities lending agent services, respectively.

Officers and Trustees Fees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

Interfund Transactions

Global Long/Short Credit and Macro Themes may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended January 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Global Long/Short Credit	Macro Themes
Purchases	$43,989,982	—
Sales	$16,904,438	$9,782

7. Purchases and Sales:

For the period ended January 31, 2016, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	Commodity Strategies	Global Long/Short Credit	Macro Themes
Non-U.S. Government Securities	$129,868,888	$2,437,704,824	$8,304,259
U.S. Government Securities	—	1,123,962,005	2,670,604

Total Purchases	$129,868,888	$3,561,666,829	$10,974,863

Sales	Commodity Strategies	Global Long/Short Credit	Macro Themes
Non-U.S. Government Securities	$248,704,627	$3,629,000,687	$10,169,421
U.S. Government Securities	—	1,201,502,403	299,917

Total Sales	$248,704,627	$4,830,503,090	$10,469,338

BLACKROCK FUNDS	JANUARY 31, 2016	101

Notes to Financial Statements (continued)

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Commodity Strategies’ and Global Long/Short Credit’s U.S. federal tax returns remains open for each of the three years ended July 31, 2015 and the period ended July 31, 2012. The statute of limitations on Macro Themes’ U.S. federal tax return remains open for the period ended July 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
No expiration date	$109,797,492	$130,238,700	$21,315

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Commodity Strategies	Global Long/Short Credit	Macro Themes
Tax cost	$115,820,112	$6,593,764,187	$25,450,067

Gross unrealized appreciation	$4,784,194	$37,474,537	$109,368
Gross unrealized depreciation	(12,353,726)	(397,125,530)	(1,162,529)

Net unrealized depreciation	$(7,569,532)	$(359,650,993)	$(1,053,161)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

102	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (continued)

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Commodity Strategies invests a significant portion of its assets in securities in the materials and energy sectors. Changes in economic conditions affecting such sectors would have a greater impact on Commodity Strategies and could affect the value, income and/or liquidity of positions in such securities.

Global Long/Short Credit invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Long/Short Credit concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Global Long/Short Credit invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Long/Short Credit’s investments.

BLACKROCK FUNDS	JANUARY 31, 2016	103

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
Commodity Strategies	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,067,952	$32,619,495	17,977,177	$149,387,904
Shares issued in reinvestment of distributions	—	—	10,565	85,894
Shares redeemed	(39,305,116)	(260,981,778)	(9,881,876)	(81,650,117)

Net increase (decrease)	(34,237,164)	$(228,362,283)	8,105,866	$67,823,681

Investor A
Shares sold	1,463,028	$9,231,550	943,492	$7,864,459
Shares redeemed	(817,980)	(5,021,813)	(1,487,782)	(12,690,947)

Net increase (decrease)	645,048	$4,209,737	(544,290)	$(4,826,488)

Investor C
Shares sold	245,413	$1,504,985	299,272	$2,368,474
Shares redeemed	(223,102)	(1,331,501)	(528,146)	(4,162,032)

Net increase (decrease)	22,311	$173,484	(228,874)	$(1,793,558)

Total Net Increase (Decrease)	(33,569,805)	$(223,979,062)	7,332,702	$61,203,635

Global Long/Short Credit

Institutional
Shares sold	133,060,592	$1,369,620,218	228,253,989	$2,444,158,662
Shares issued in reinvestment of distributions	14,414,698	141,840,624	15,417,114	159,875,473
Shares redeemed	(144,090,789)	(1,467,303,205)	(236,987,664)	(2,511,305,901)

Net increase	3,384,501	$44,157,637	6,683,439	$92,728,234

Investor A
Shares sold	11,889,496	$121,124,966	34,051,796	$363,097,514
Shares issued in reinvestment of distributions	3,298,567	32,424,910	4,692,418	48,613,450
Shares redeemed	(47,362,310)	(484,955,095)	(84,357,244)	(902,901,373)

Net decrease	(32,174,247)	$(331,405,219)	(45,613,030)	$(491,190,409)

Investor C
Shares sold	1,751,641	$17,715,879	7,672,781	$81,545,683
Shares issued in reinvestment of distributions	1,183,266	11,536,847	1,340,373	13,805,842
Shares redeemed	(7,053,565)	(71,211,004)	(11,923,168)	(125,387,529)

Net decrease	(4,118,658)	$(41,958,278)	(2,910,014)	$(30,036,004)

Total Net Decrease	(32,908,404)	$(329,205,860)	(41,839,605)	$(428,498,179)

104	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Financial Statements (concluded)

	Six Months Ended January 31, 2016		Period from December 4, 2014[1] to July 31, 2015
Macro Themes	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,390	$51,703	2,996,705	$29,967,000
Shares issued in reinvestment of distributions	278	2,576	—	—
Shares redeemed	(4,892)	(44,026)	—	—

Net increase	776	$10,253	2,996,705	$29,967,000

Investor A
Shares sold	10,015	$97,044	2,595	$25,960
Shares issued in reinvestment of distributions	388	3,602	—	—

Net increase	10,403	$100,646	2,595	$25,960

Investor C
Shares sold	—	—	2,500	$25,000

Net increase	—	—	2,500	25,000

Total Net Increase	11,179	$110,899	3,001,800	$30,017,960

[1]	Commencement of operations.

At January 31, 2016, shares of Macro Themes owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Institutional	Investor A	Investor C
2,995,000	2,500	2,500

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JANUARY 31, 2016	105

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 25, 2015, John M. Perlowski was appointed to serve as an Interested Trustee of the Trust.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Global Long/Short Credit.

106	BLACKROCK FUNDS	JANUARY 31, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JANUARY 31, 2016	107

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

108	BLACKROCK FUNDS	JANUARY 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSGLSCMT-1/16-SAR

JANUARY 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Short Obligations Fund	of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select "Access Your Account"

3. Next, select "eDelivery" in the "Related Resources" box and follow the sign-up instructions

2	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating a short-term rate hike from the Federal Reserve, which ultimately came to fruition in December. In contrast, the European Central Bank and the Bank of Japan moved to a more accommodative stance over the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Market volatility broadly increased in the latter part of 2015 and continued into 2016 given a collapse in oil prices and decelerating growth in China, while global growth and inflation failed to pick up. Oil prices were driven lower due to excess supply while the world’s largest oil producers had yet to negotiate a deal that would stabilize oil prices. In China, slower economic growth combined with a depreciating yuan and declining confidence in the country’s policymakers stoked worries about the potential impact to the broader global economy. After a long period in which global central bank policies had significant influence on investor sentiment and hence the direction of financial markets, in recent months, the underperformance of markets in Europe and Japan — where central banks had taken aggressive measures to stimulate growth and stabilize their currencies — highlighted the possibility that central banks could be losing their effectiveness.

In this environment, higher quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds outperformed risk assets including equities and high yield bonds. Large cap U.S. equities fared better than international developed and emerging markets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.77)%	(0.67)%
U.S. small cap equities (Russell 2000® Index)	(15.80)	(9.92)
International equities (MSCI Europe, Australasia, Far East Index)	(14.58)	(8.43)
Emerging market equities (MSCI Emerging Markets Index)	(16.96)	(20.91)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.05	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.36	(0.41)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.33	(0.16)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.67	2.66
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(7.75)	(6.58)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2016

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2016, the Fund outperformed its benchmark, the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

The Fund’s relative outperformance was principally attributable to its overweight position within credit sectors relative to the benchmark. In addition, the Fund had a slightly underweight stance with respect to overall portfolio duration (and corresponding sensitivity to changes in interest rates) relative to the benchmark in anticipation of the U.S. Federal Reserve’s December 16 rate hike, which further contributed to Fund performance.

•	Conversely, the Fund’s longer duration positioning within credit instruments detracted from returns as market volatility increased.

Describe recent portfolio activity.

•	Over the period, the Fund’s portfolio positioning was held relatively constant.

Describe Fund positioning at period end.

•	At the end of the period, the Fund was overweight in credit instruments and variable rate securities, and retained a shorter duration than the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Net Assets
Corporate Bonds	57%
Certificates of Deposit	14
Commercial Paper	13
Repurchase Agreements	9
Asset-Backed Securities	7

Maturity Breakdown	Percent of Net Assets
1-7 days	6%
8-14 days	7
15-30 days	1
31-60 days	2
61-90 days	6
91-120 days	4
121-150 days	4
> 150 days	70

4	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Class K and Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

[3]	An unmanaged index that tracks 6-Month U.S. Treasury securities.

[4]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2016
				Average Annual Total Returns
	Standardized 30-Day Yield[5]	Unsubsidized 30-Day Yield[5]	6-Month Total Returns	1 Year	Since Inception[6]
Class K	0.79%	0.32%	0.24%	0.54%	0.54%
Institutional	0.76	0.27	0.23	0.42	0.47
BofA Merrill Lynch 6-Month U.S. Treasury Bill Index	—	—	0.20	0.28	0.20

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class K	$1,000.00	$1,002.40	$0.50	$1,000.00	$1,024.63	$0.51	0.10%
Institutional	$1,000.00	$1,002.30	$0.60	$1,000.00	$1,024.53	$0.61	0.12%

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	5

About Fund Performance

•

Class K and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to July 9, 2013, the Fund’s Institutional Shares performance results are those of BlackRock Shares restated to reflect Institutional Shares fees. On the close of business on September 1, 2015, all of the issued and outstanding BlackRock Shares of the Fund were redesignated as Class K Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of these distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of the agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2015 and held through January 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other Funds.

The expenses shown in the expense example is intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
CarMax Auto Owner Trust:
0.82%, 6/15/18	$214	$213,200
1.09%, 4/15/19	500	499,918
CNH Equipment Trust:
0.48%, 8/15/17	4	4,092
0.84%, 8/15/18	241	240,269
Honda Auto Receivables Owner Trust:
0.69%, 8/21/17	249	249,114
0.92%, 11/20/17	300	300,051
0.82%, 7/21/18	500	499,576
Hyundai Auto Receivables Trust, 0.69%, 4/15/18	200	199,453
Nissan Auto Receivables Owner Trust, 0.67%, 9/15/17	207	207,175
Volkswagen Auto Loan Enhanced Trust, 0.42%, 3/20/17	5	4,532
Volkswagen Credit Auto Master Trust, 0.78%, 7/22/19 (a)(b)	100	98,946
Total Asset-Backed Securities — 6.8%		2,516,326

Corporate Bonds
Automobiles — 5.4%
Daimler Finance North America LLC, 2.95%, 1/11/17 (a)	500	506,600
Volkswagen International Finance NV:
2.88%, 4/01/16 (a)	500	500,622
0.80%, 11/18/16 (a)(b)	1,000	986,726

		1,993,948
Banks — 26.7%
Australia & New Zealand Banking Group Ltd., 1.00%, 1/10/17 (a)(b)	250	250,014
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.00%, 2/26/16 (a)	500	500,126
Banque Federative du Credit Mutuel SA, 1.47%, 1/20/17 (a)(b)	500	501,361
BP Capital Markets PLC:
0.76%, 11/07/16 (b)	750	748,394
0.69%, 2/10/17 (b)	250	249,321
BPCE S.A., 1.19%, 2/10/17 (b)	250	250,559
Canadian Imperial Bank of Commerce, 1.35%, 7/18/16	600	601,438
Capital One N.A., 1.51%, 8/17/18 (b)	500	503,171
Commonwealth Bank of Australia:
0.86%, 3/13/17 (a)(b)	500	499,571
1.12%, 11/02/18 (a)(b)	495	495,133
Credit Suisse, New York, 0.97%, 4/29/16 (b)	500	499,974
JPMorgan Chase & Co., 0.88%, 2/15/17 (b)	500	499,927
Macquarie Bank Ltd.:
0.96%, 6/15/16 (a)(b)	275	274,953
1.25%, 10/27/17 (a)(b)	250	248,713
Mizuho Bank Ltd. New York, 1.06%, 5/17/17 (b)	1,000	1,000,000
Nordea Bank AB, 1.37%, 9/17/18 (a)(b)	500	501,114
Rabobank Nederland, New York, 0.95%, 4/28/17 (b)	500	499,491
Suncorp Metway Ltd., 0.85%, 5/23/16 (a)(b)	500	500,000

Corporate Bonds	Par (000)	Value
Svenska Handelsbanken AB:
1.02%, 3/21/16 (b)	$500	$500,283
1.06%, 9/23/16 (b)	250	250,329
UBS AG, Stamford, 1.10%, 9/26/16 (b)	500	500,104

		9,873,976
Beverages — 0.7%
Sabmiller Holdings, Inc., 2.45%, 1/15/17 (a)	250	252,045
Consumer Finance — 1.3%
American Express Credit Corp., 1.11%, 11/05/18 (b)	500	499,053
Diversified Financial Services — 3.7%
Citigroup Inc., 1.31%, 12/07/18 (b)	500	497,975
Shell International Finance BV:
0.57%, 11/15/16 (b)	375	374,607
0.66%, 5/10/17 (b)	500	498,652

		1,371,234
Diversified Telecommunication Services — 6.0%
AT&T, Inc.:
0.74%, 2/12/16 (b)	500	499,968
2.95%, 5/15/16	290	291,581
Deutsche Telekom International Finance BV, 5.75%, 3/23/16	250	251,724
Verizon Communications, Inc.:
2.04%, 9/15/16 (b)	1,000	1,005,887
2.50%, 9/15/16	166	167,307

		2,216,467
Food & Staples Retailing — 0.8%
CVS Health Corp., 1.20%, 12/05/16	300	299,918
Health Care Equipment & Supplies — 2.8%
Baxter International, Inc.:
0.95%, 6/01/16	520	519,833
1.85%, 1/15/17	500	502,575

		1,022,408
Health Care Providers & Services — 2.0%
Principal Life Global Funding II, 0.78%, 5/27/16 (a)(b)	500	500,242
Unitedhealth Group, Inc., 1.45%, 7/17/17	250	250,737

		750,979
Insurance — 1.1%
Metropolitan Life Global Funding I, 1.30%, 4/10/17 (a)	410	410,264
Machinery — 2.7%
John Deere Capital Corp.:
1.07%, 7/11/17 (b)	500	500,423
1.19%, 1/08/19 (b)	500	500,004

		1,000,427
Metals & Mining — 1.3%
Rio Tinto Finance USA PLC, 1.37%, 6/17/16 (b)	500	498,851
Oil, Gas & Consumable Fuels — 0.7%
TransCanada Pipelines Ltd., 1.28%, 6/30/16 (b)	250	249,436

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	7

Schedule of Investments (continued)

Corporate Bonds	Par (000)	Value
Pharmaceuticals — 0.7%
Bayer US Finance LLC, 0.87%, 10/07/16 (a)(b)	$250	$249,711
Specialty Retail — 0.5%
Lowe’s Cos Inc., 1.10%, 9/14/18 (b)	195	195,338
Wireless Telecommunication Services — 0.7%
America Movil Sab de CV, 2.38%, 9/08/16	250	250,622
Total Corporate Bonds — 57.1%		21,134,677
Total Long-Term Investments (Cost — $23,677,158) — 63.9%		23,651,003

Short-Term Securities
Certificates of Deposit
Domestic — 1.4%
Wells Fargo Bank N.A., 0.87%, 10/13/16 (b)	500	499,935
Yankee — 12.8% (c)
Bank of Montreal, Chicago, 0.76%, 11/30/16 (b)	500	499,856
Mitsubishi UFJ Trust and Bank Corp., 0.75%, 4/08/16	250	250,092
Natixis, New York, 1.05%, 12/01/16	1,000	1,000,420
Toronto Dominion Bank, New York, 0.87%, 10/17/16 (b)	1,500	1,498,907
Westpac Banking Corp New York, 0.87%, 10/21/16 (b)	1,500	1,497,965
Total Certificates of Deposit — 14.2%		5,247,175

Commercial Paper
Lloyds Bank PLC, 1.00%, 10/21/16 (d)	1,500	1,488,994
Macquarie Bank Ltd., 1.04%, 10/20/16 (a)(b)	1,000	999,805
NBCuniversal Enterprise Inc, 0.65%, 2/09/16 (d)	990	989,862
Omnicom Capital Inc, 0.67%, 2/10/16 (d)	1,260	1,259,807
Total Commercial Paper — 12.8%		4,738,468

Money Market Funds — 0.3%	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.32% (e)(f)	102,433	102,433

Repurchase Agreements	Par (000)	Value
Citigroup Global Markets, Inc., 0.97%, 2/01/16 (g) (Purchased on 1/29/16 to be repurchased at $500,041, collateralized by corporate/debt obligation, 1.50% due at 9/25/42, original par and fair value of $9,952,885 and $535,000, respectively)	$500	$500,785
Total Value of Citigroup Global Markets, Inc. (Collateral value of $535,000)		500,785
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.87%, 2/01/16 (g) (Purchased on 1/29/16 to be repurchased at $1,000,073, collateralized by corporate/debt obligation, 1.34% due at 12/21/36, original par and fair value of $11,495,531 and $1,250,000, respectively)	1,000	1,000,515
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (Collateral value of $1,250,000)		1,000,515
Mizuho Securities USA, Inc., 1.45%, 2/01/16 (g) (Purchased on 1/29/16 to be repurchased at $750,090, collateralized by U.S Treasury Note, 1.88% due at 6/30/20, original par and fair value of $746,900 and $765,055, respectively)	750	750,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $765,055)		750,000
Wells Fargo Securities LLC, 0.89%, 4/05/16 (Purchased on 1/05/16 to be repurchased at $1,002,250, collateralized by various corporate/debt obligations, 3.62% to 5.61% due from 10/10/35 to 11/18/43, aggregate original par and fair value of $1,044,849 and $1,070,001, respectively)	1,000	1,000,642
Total Value of Wells Fargo Securities LLC (Collateral value of $1,070,001)		1,000,642
Total Repurchase Agreements — 8.8%		3,251,942
Total Short-Term Securities (Cost — $13,341,121) — 36.1%		13,340,018
Total Investments (Cost — $37,018,279) — 100.0%		36,991,021
Liabilities in Excess of Other Assets — 0.0%		(17,485)

Net Assets — 100.0%		$36,973,536

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Issuer is a U.S. branch of a foreign domiciled bank.

(d)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

8	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Schedule of Investments (concluded)

(e)	During the period ended January 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,370	55,063	102,433	$285

(f)	Current yield as of period end.

(g)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:[1]
Long-Term Investments	—	$23,151,003	$500,000	$23,651,003
Short-Term Securities	$102,433	13,237,585	—	13,340,018
Total	$102,433	$36,388,588	$500,000	$36,991,021

[1] See above Schedule of Investments for values in each security type.

During the period ended January 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Corporate Bonds
Assets:
Opening Balance, as of July 31, 2015	$500,000
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	—
Purchases
Sales	—

Closing Balance, as of January 31, 2016	$500,000

Net change in unrealized appreciation (depreciation) on investments still held at January 31, 2016[2]	—

[1]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at January 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	9

Statement of Assets and Liabilities

January 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated[1]	$33,636,646
Investments at value — affiliated[2]	102,433
Repurchase agreements at value[3]	3,251,942
Receivables:
Interest — unaffiliated	54,270
Dividends — affiliated	87
From the Manager	11,433
Prepaid expenses	20,009

Total assets	37,076,820

Liabilities
Payables:
Capital shares redeemed	7,400
Income dividends	16,772
Officer’s and Trustees’ fees	2,582
Other affiliates	172
Printing fees	7,127
Professional fees	67,157
Other accrued expenses	2,074

Total liabilities	103,284

Net Assets	$36,973,536

Net Assets Consist of
Paid-in capital	$37,005,495
Accumulated net realized loss	(4,701)
Net unrealized appreciation (depreciation)	(27,258)

Net Assets	$36,973,536

Net Asset Value
Class K4
Net assets	$26,740,263

Shares outstanding[5]	2,673,107

Net asset value	$10.00

Institutional
Net assets	$10,233,273

Shares outstanding[5]	1,023,915

Net asset value	$9.99

[1] Investments at cost — unaffiliated	$33,665,846
[2] Investments at cost — affiliated	$102,433
[3] Repurchase agreements at cost	$3,250,000
4 On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.
[5] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

10	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Statement of Operations

Six Months Ended January 31, 2016 (Unaudited)

Investment Income
Interest — unaffiliated	$211,061
Dividends — affiliated	285

Total Income	211,346

Expenses
Investment advisory	69,685
Professional	26,813
Registration	15,535
Administration	11,846
Administration — class specific	5,586
Printing	7,993
Officer and Trustees	3,821
Accounting services	2,785
Custodian	2,270
Transfer agent — class specific	157
Recoupment of past waived and/or reimbursed — Institutional	4
Miscellaneous	4,074

Total expenses	150,569
Less:
Fees waived by the Manager	(69,685)
Expenses reimbursed by the Manager	(35,434)
Administration fees waived	(11,846)
Administration fees waived — class specific	(4,535)
Transfer agent fees waived — class specific	(51)
Transfer agent fees reimbursed — class specific	(46)

Total expenses after fees waived and/or reimbursed	28,972

Net investment income	182,374

Realized and Unrealized Gain (Loss)
Net realized loss from investments	(12,172)

Net change in unrealized appreciation (depreciation)	(27,521)

Net realized and unrealized loss	(39,693)

Net Increase in Net Assets Resulting from Operations	$142,681

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	11

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$182,374	$168,522
Net realized gain (loss)	(12,172)	7,471
Net change in unrealized appreciation (depreciation)	(27,521)	(37,842)

Net increase in net assets resulting from operations	142,681	138,151

Distributions to Shareholders[1]
From net investment income:
Class K2	(148,995)	(113,830)
Institutional	(33,379)	(54,692)

Decrease in net assets resulting from distributions to shareholders	(182,374)	(168,522)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(14,829,214)	26,831,577

Net Assets
Total increase (decrease) in net assets	(14,868,907)	26,801,206
Beginning of period	51,842,443	25,041,237

End of period	$36,973,536	$51,842,443

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.
[2]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

12	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Financial Highlights

	Class K1
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,		Period November 15, 2012[2] to July 31, 2013
		2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.02	$10.01	$10.00

Net investment income[3]	0.03	0.06	0.05	0.03
Net realized and unrealized gain (loss)	(0.01)	(0.01)	0.00 [4]	0.01

Net increase from investment operations	0.02	0.05	0.05	0.04

Distributions:[5]
From net investment income	(0.03)	(0.06)	(0.04)	(0.03)
From net realized gain	—	—	(0.00)[6]	(0.00)[6]

Total distributions	(0.03)	(0.06)	(0.04)	(0.03)

Net asset value, end of period	$10.00	$10.01	$10.02	$10.01

Total Return[7]
Based on net asset value	0.24%[8]	0.47%	0.59%	0.43%[8]

Ratios to Average Net Assets
Total expenses	0.54%[9]	0.99%	1.15%	1.00%[9,10]

Total expenses after fees waived and/or reimbursed	0.10%[9]	0.10%	0.10%	0.13%[9]

Net investment income	0.66%[9]	0.57%	0.49%	0.46%[9]

Supplemental Data
Net assets, end of period (000)	$26,740	$41,660	$15,029	$15,017

Portfolio turnover rate	72%	68%	50%	35%

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.
[2]	Commencement of operations.
[3]	Based on average shares outstanding.
[4]	Amount is less than $0.005 per share.
[5]	Distributions for annual periods determined in accordance with federal income tax regulations.
[6]	Amount is greater than $(0.005) per share.
[7]	Where applicable, assumes the reinvestment of distributions.
[8]	Aggregate total return.
[9]	Annualized.
[10]

Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Class K Shares (formerly BlackRock Shares) would have been 1.00%.

See Notes to Financial Statements.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	13

Financial Highlights (concluded)

	Institutional
	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31,		Period July 9, 2013[1] to July 31, 2013
		2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.01	$10.00	$10.00

Net investment income[2]	0.03	0.05	0.05	0.003
Net realized and unrealized gain (loss)	(0.01)	(0.01)	0.00 [3]	0.003

Net increase from investment operations	0.02	0.04	0.05	0.00

Distributions:[4]
From net investment income	(0.03)	(0.05)	(0.04)	(0.00)[5]
From net realized gain	—	—	(0.00)[5]	(0.00)[5]

Total distributions	(0.03)	(0.05)	(0.04)	0.00

Net asset value, end of period	$9.99	$10.00	$10.01	$10.00

Total Return[6]
Based on net asset value	0.23%[7]	0.45%	0.56%	0.03%[7]

Ratios to Average Net Assets
Total expenses	0.55%[8]	1.02%	1.15%	1.53%[8,9]

Total expenses after fees waived and/or reimbursed	0.12%[8]	0.12%	0.13%	0.13%[8]

Net investment income	0.65%[8]	0.55%	0.46%	0.51%[8]

Supplemental Data
Net assets, end of period (000)	$10,233	$10,182	$10,012	$10,004

Portfolio turnover rate	72%	68%	50%	35%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Distributions for annual periods determined in accordance with federal income tax regulations.
[5]	Amount is greater than $(0.005) per share.
[6]	Where applicable, assumes the reinvestment of distributions.
[7]	Aggregate total return.
[8]	Annualized.
[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses for Institutional Shares would have been 1.53%.

See Notes to Financial Statements.

14	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares are sold without a sales charge and only to certain eligible investors and have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time, or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	15

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

16	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	17

Notes to Financial Statements (continued)

Investment Advisory Fees

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 billion - $3 Billion	0.24%
$3 billion - $5 Billion	0.23%
$5 billion - $10 Billion	0.22%
Greater than $10 Billion	0.21%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended January 31, 2016, the Manager reimbursed $390, which is included in fees waived by the Manager the Statement of Operations.

Other Fees

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended January 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Class K	$17
Institutional	$52

For the six months ended January 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class K	$100
Institutional	$57

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

18	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Notes to Financial Statements (continued)

For the six months ended January 31, 2016, the following table shows the class specific administration fees borne directly by each class of the Fund:

Class K	$4,558
Institutional	$1,028

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for the Fund or a share class, which are included administration fees waived and administration fees waived — class specific in the Statement of Operations.

Expense Limitations, Waivers and Recoupments

The Manager, with respect to the Fund, contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

	Contractual[1]	Voluntary[2,3]
Class K	0.30%	0.10%
Institutional	0.35%	0.20%

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2016 unless approved by the Board, including a majority of the independent trustees, or by a vote of majority of the outstanding voting securities of the Fund.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	Prior to December 17, 2012, the Fund had a voluntary expense cap of 0.25% and from December 17, 2012 to January 22, 2013 a voluntary expense cap of 0.18% with respect to Class K shares.

These amounts waived or reimbursed are included in fees waived by the Manager and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statement of Operations. For the six months ended January 31, 2016, the Manager waived $69,295 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations. The Manager reimbursed expenses, which are shown as expenses reimbursed by the Manager in the Statement of Operations.

Class specific waivers or reimbursements are as follows:

Administration Fees Waived
Class K	$4,535

Transfer Agent Fees Waived
Class K	$51

Transfer Agent Fees Reimbursed
Class K	$46

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	19

Notes to Financial Statements (continued)

For the six months ended January 31, 2016, the Manager recouped waivers and/or reimbursements previously recorded of $4 for Institutional Shares.

On January 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2016	2017	2018
Fund Level	$205,526	$200,721	$116,575
Class K	$3,826	$4,291	$4,632

Officers and Trustees Fees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

6. Purchases and Sales:

For the six months ended January 31, 2016, purchases and sales of investments, excluding short-term securities, were $19,382,596 and $23,249,023, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the two years ended July 31, 2015 and the period ended July 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$37,018,279

Gross unrealized appreciation	$11,958
Gross unrealized depreciation	(39,216)

Net unrealized depreciation	$(27,258)

8. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund.

20	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Notes to Financial Statements (concluded)

Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class K1
Shares sold	3,497,888	$35,013,856	4,557,787	$45,623,450
Shares issued in reinvestment of dividends	9,833	98,390	2,836	28,388
Shares redeemed	(4,997,503)	(50,000,000)	(1,898,184)	(19,000,818)

Net increase (decrease)	(1,489,782)	$(14,887,754)	2,662,439	$26,651,020

Institutional
Shares sold	8,708	$87,000	18,048	$180,486
Shares issued in reinvestment of dividends	74	743	7	71
Shares redeemed	(2,922)	(29,203)	—	—

Net increase	5,860	$58,540	18,055	$180,557

Total Net Increase (decrease)	(1,483,922)	$(14,829,214)	2,680,494	$26,831,577

[1]	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

At January 31, 2016, 1,500,450 Class K Shares and 1,000,000 Institutional Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	21

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 25, 2015, John M. Perlowski was appointed to serve as an Interested Trustee of the Trust.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

22	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016	23

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

24	BLACKROCK SHORT OBLIGATIONS FUND	JANUARY 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-1/16-SAR

JANUARY 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

▶   BlackRock Multi-Asset Real Return Fund

▶   BlackRock Strategic Risk Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS	JANUARY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating a short-term rate hike from the Federal Reserve, which ultimately came to fruition in December. In contrast, the European Central Bank and the Bank of Japan moved to a more accommodative stance over the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Market volatility broadly increased in the latter part of 2015 and continued into 2016 given a collapse in oil prices and decelerating growth in China, while global growth and inflation failed to pick up. Oil prices were driven lower due to excess supply while the world’s largest oil producers had yet to negotiate a deal that would stabilize oil prices. In China, slower economic growth combined with a depreciating yuan and declining confidence in the country’s policymakers stoked worries about the potential impact to the broader global economy. After a long period in which global central bank policies had significant influence on investor sentiment and hence the direction of financial markets, in recent months, the underperformance of markets in Europe and Japan — where central banks had taken aggressive measures to stimulate growth and stabilize their currencies — highlighted the possibility that central banks could be losing their effectiveness.

In this environment, higher quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds outperformed risk assets including equities and high yield bonds. Large cap U.S. equities fared better than international developed and emerging markets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.77)%	(0.67)%
U.S. small cap equities (Russell 2000® Index)	(15.80)	(9.92)
International equities (MSCI Europe, Australasia, Far East Index)	(14.58)	(8.43)
Emerging market equities (MSCI Emerging Markets Index)	(16.96)	(20.91)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.05	0.05
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.36	(0.41)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.33	(0.16)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.67	2.66
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(7.75)	(6.58)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of January 31, 2016	BlackRock Multi-Asset Real Return Fund

Investment Objective

BlackRock Multi-Asset Real Return Fund’s (the “Fund”) investment objective is to seek to generate returns in excess of the actual rate of inflation over a complete market cycle.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2016, the Fund underperformed both benchmarks, the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index and the U.S. Consumer Price Index.

What factors influenced performance?

•

Broad-based exposure to commodities via swaps on the S&P GSCI Commodity Index and the Bloomberg Brent Crude Commodity Sub-Index, Master Limited Partnerships (“MLPs”) and an energy exchange-traded fund (“ETF”) were the most significant detractors from performance during the period. In addition, an allocation to U.S. equities weighed on returns, particularly overweight positions to the financials and health care sectors, an equity wage thematic basket (i.e., stocks positioned to benefit from a stronger labor market and rising wages in the United States), and real estate investment trusts (“REITs”). Fixed-income allocations similarly hindered performance, including an allocation to floating-rate loans. Lastly, credit default swaps used to gain exposure to the high yield and commercial mortgage backed securities (“CMBS”) markets weighed on returns.

•	Exposure to the iShares Gold ETF added to performance as assets flowed into the commodity amid financial market distress.

Describe recent portfolio activity.

•	Over the six-month period, the Fund reduced overall exposure to equities, specifically health care and financials stocks, although this was partially offset by an increased allocation to an equity wage thematic basket. Within fixed income, the Fund increased exposure to TIPS, floating rate loans and high yield swaps. Within commodities, overall exposure was modestly lowered by reducing allocations to commodity swaps. However, the Fund increased exposure to gold and MLPs during the period. Across real estate, the Fund introduced a CMBS credit default swap and left its allocation in REITs largely unchanged.

•

The Fund employs derivatives as part of its investment strategy. At the end of the period, derivative positions included total return swaps on the S&P GSCI Commodity Index and Bloomberg Brent Crude Commodity Sub-Index, to gain broad commodity and oil-related exposure, respectively. These derivative positions detracted from performance as commodities generally moved lower over the period. The Fund also held U.S. duration derivative positions as well as high yield and CMBS credit default swaps. These positions also detracted from overall performance.

•	During the period, cash was used as collateral for derivative positions, including commodity and credit swaps. The Fund’s cash position did not have a material impact on performance.

Describe Fund positioning at period end.

•	At period end, the Fund was diversified across the following asset classes: TIPS, floating rate loans, high yield, equities, commodities, real estate, MLPs and cash.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Investment Companies	41%
U.S. Treasury Obligations	40
Common Stocks	19

[1]	Total investments exclude short-term securities.

Ten Largest Holdings	Percent of Net Assets

U.S. Treasury Inflation Indexed Notes	28%
BlackRock Floating Rate Income Portfolio, Institutional Class	18
U.S. Treasury Inflation Indexed Bonds	9
Financial Select Sector SPDR Fund	6
BlackRock Liquidity Series, LLC, Money Market Series	6
iShares Gold Trust	5
Health Care Select Sector SPDR Fund	5
Energy Select Sector SPDR Fund	3
BlackRock Liquidity Funds, TempFund, Institutional Class	3
Enterprise Products Partners LP - MLP	1

4	BLACKROCK FUNDS	JANUARY 31, 2016

BlackRock Multi-Asset Real Return Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in the following major categories: TIPS, equity securities, commodity-related securities, REITs, MLPs and bonds.

[3]	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

[4]	A measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

[5]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2016
		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(7.97)%	(7.78)%	N/A	(1.72)%	N/A
Investor A	(8.05)	(7.95)	(12.78)%	(2.00)	(3.69)%
Investor C	(8.42)	(8.71)	(9.62)	(2.70)	(2.70)
Barclays U.S. TIPS Index	(0.52)	(3.03)	N/A	(1.88)	N/A
U.S. Consumer Price Index	(0.89)	0.73	N/A	0.88	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[8]	Annualized Expense Ratio
Institutional	$1,000.00	$920.30	$3.86	$1,000.00	$1,021.11	$4.06	0.80%
Investor A	$1,000.00	$919.50	$5.07	$1,000.00	$1,019.86	$5.33	1.05%
Investor C	$1,000.00	$915.80	$8.67	$1,000.00	$1,016.09	$9.12	1.80%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2016	5

Fund Summary as of January 31, 2016	BlackRock Strategic Risk Allocation Fund

Investment Objective

BlackRock Strategic Risk Allocation Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended January 31, 2016, the Fund underperformed its benchmark, a blend of 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index returned (5.09)%.

What factors influenced performance?

•

The Fund has a global multi-asset strategy designed to balance sources of risk and return more optimally than traditional asset allocation portfolios. The Fund will determine the appropriate allocation across classes by seeking a balance of exposure to risks such as interest rate, credit, inflation, liquidity, economic and emerging market risks.

•

The Fund’s commodities exposure had the most significant negative impact on the Fund’s return for the period, driven in large part by a sharp decline in crude oil prices. Developed market small-cap equities and emerging market equities were the next largest detractors, while developed market large-cap equities and investment grade debt also hindered performance.

•

On the positive side, exposure to developed market sovereign debt added to performance. This was the only positive contributor for the period as risk-based assets broadly sold off during the period as investors moved into “safe-haven” assets such as government bonds.

•	The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the Fund as a means of taking long-term positions in global markets and to achieve and/or manage various risk exposures, which may include economic, interest rate, emerging markets, credit, inflation and liquidity risks. The Fund’s derivatives positions, in particular swaps designed to protect against any rapid rise in U.S. interest rates, had a negative impact on returns as rates declined over much of the period. This negative impact was somewhat offset by foreign currency transactions.

•	The Fund held cash in reserve in order to meet any potential margin calls. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

•

From a broad perspective, the decision was made in mid-October to return the Fund to its full risk level, as the sources of uncertainty that led to the de-risking in July appeared to have eased. However, investor sentiment again deteriorated as equities dropped sharply to start 2016, and the Fund reduced risk across all assets in early January. Sources of concern included increased uncertainty with respect to geopolitical risks and its impact on oil prices, confusion around foreign exchange policy and equity market controls in China, and early signs of a global economic slowdown.

Describe Fund positioning at period end.

•

At period end, the Fund continued to seek to deliver total returns by balancing risks between bonds, equities and diversifying strategies. At the end of the period, the portfolio was underweight exposure to real (i.e., after inflation) interest rates, based on the view that real rates are likely to experience low returns and higher volatility as global interest rate expectations start to rise. The Fund remains balanced and continues to have protection in place against possible spikes in U.S. interest rates. Equities and fixed income each represented about 41% of total risk, with the remaining 17% of risk represented by volatility and commodities allocations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Foreign Government Obligations	83%
Investment Companies	17

[1]	Total investments exclude short-term securities, options purchased and options written.

Ten Largest Holdings	Percent of Net Assets

BlackRock Liquidity Funds, TempFund, Institutional Class	37%
Sweden Inflation Linked Bond	9
Australia Government Inflation Linked Bond	8
iShares TIPS Bond ETF	7
Republic of France Inflation Linked Bond	7
Canadian Government Inflation Linked Bond	4
United Kingdom Gilt Inflation Linked Bond	4
Deutsche Bundesrepublik Inflation Linked Bond	2

6	BLACKROCK FUNDS	JANUARY 31, 2016

BlackRock Strategic Risk Allocation Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a broad range of global asset classes, such as equity securities, fixed and floating rate debt instruments, derivatives, other investment companies, real estate investment trusts (“REITS”) and commodity-related instruments.

[3]	This customized weighted index is comprised of the returns of the 60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index.

[4]

An index composed of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and calculated with net dividends reinvested daily on the ex-dividends date 100% hedged to USD using 1-month forward exchange rates.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended January 31, 2016
		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(6.80)%	(7.18)%	N/A	0.19%	N/A
Investor A	(6.89)	(7.45)	(12.31)%	(0.06)	(1.78)%
Investor C	(7.30)	(8.05)	(8.94)	(0.82)	(0.82)
60% MSCI World Index Hedged USD Net/40% Barclays U.S. Aggregate Bond Index	(5.09)	(1.53)	N/A	7.17	N/A
MSCI World Index Hedged USD Net	(9.46)	(2.87)	N/A	10.61	N/A
Barclays U.S. Aggregate Bond Index	1.33	(0.16)	N/A	1.82	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on December 27, 2012.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[9]	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000.00	$932.00	$4.86	$1,000.00	$1,020.11	$5.08	1.00%
Investor A	$1,000.00	$931.10	$6.07	$1,000.00	$1,018.85	$6.34	1.25%
Investor C	$1,000.00	$927.00	$9.69	$1,000.00	$1,015.08	$10.13	2.00%

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal period divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JANUARY 31, 2016	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2015 and held through January 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JANUARY 31, 2016

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment, and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	9

Consolidated Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Multi-Asset Real Return Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 0.0%
CH Robinson Worldwide, Inc.	235	$15,221
Automobiles — 0.1%
Ford Motor Co.	2,010	23,999
General Motors Co.	644	19,088
Harley-Davidson, Inc.	316	12,640

		55,727
Banks — 0.2%
Bank of America Corp.	2,483	35,110
Citigroup, Inc.	519	22,099
JPMorgan Chase & Co.	709	42,186
M&T Bank Corp.	24	2,644

		102,039
Beverages — 0.0%
Monster Beverage Corp. (a)	138	18,634
Biotechnology — 0.3%
AbbVie, Inc.	382	20,972
Alexion Pharmaceuticals, Inc. (a)	32	4,670
Amgen, Inc.	112	17,106
Biogen, Inc. (a)	66	18,022
Celgene Corp. (a)	222	22,271
Gilead Sciences, Inc.	536	44,488
Regeneron Pharmaceuticals, Inc. (a)	10	4,201

		131,730
Capital Markets — 0.2%
Affiliated Managers Group, Inc. (a)	15	2,013
Ameriprise Financial, Inc.	91	8,249
Franklin Resources, Inc.	226	7,833
Goldman Sachs Group, Inc.	456	73,671

		91,766
Chemicals — 0.3%
CF Industries Holdings, Inc.	375	11,250
Dow Chemical Co.	803	33,726
LyondellBasell Industries NV, Class A	733	57,152
Monsanto Co.	110	9,966
Mosaic Co.	326	7,857

		119,951
Communications Equipment — 0.1%
Cisco Systems, Inc.	1,282	30,499
QUALCOMM, Inc.	765	34,685

		65,184
Consumer Finance — 0.0%
American Express Co.	31	1,658

Common Stocks	Shares	Value
Diversified Consumer Services — 0.0%
H&R Block, Inc.	379	$12,905
Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B (a)	60	7,786
CME Group, Inc.	330	29,651
Intercontinental Exchange, Inc.	7	1,847
NASDAQ, Inc.	37	2,294

		41,578
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	724	26,107
Verizon Communications, Inc.	647	32,331

		58,438
Electric Utilities — 0.1%
NextEra Energy, Inc.	354	39,545
Food & Staples Retailing — 0.4%
Costco Wholesale Corp.	723	109,260
CVS Health Corp.	259	25,017
Sysco Corp.	950	37,820

		172,097
Food Products — 0.2%
Archer-Daniels-Midland Co.	1,148	40,582
JM Smucker Co.	257	32,978
Kraft Heinz Co.	395	30,834

		104,394
Health Care Equipment & Supplies — 0.0%
Intuitive Surgical, Inc. (a)	10	5,409
Health Care Providers & Services — 0.5%
Aetna, Inc.	237	24,136
AmerisourceBergen Corp.	762	68,245
Anthem, Inc.	234	30,535
Cardinal Health, Inc.	420	34,175
Express Scripts Holding Co. (a)	458	32,916
McKesson Corp.	277	44,591
UnitedHealth Group, Inc.	37	4,261

		238,859
Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	672	11,968
Household Durables — 0.1%
DR Horton, Inc.	716	19,697
Lennar Corp., Class A	14	590
PulteGroup, Inc.	308	5,162

		25,449

Portfolio Abbreviations
ASX	Australian Securities Exchange	ILS	Israeli Shekel	REIT	Real Estate Investment Trust
AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	S&P	Standard & Poor’s
CAD	Canadian Dollar	KRW	Korean Won	SEK	Swedish Krona
CBOE	Chicago Board Option Exchange	LIBOR	London Interbank Offered Rate	SGD	Singapore Dollar
CHF	Swiss Franc	LP	Limited Partnership	SPDR	Standard & Poor’s Depositary Receipts
ETF	Exchange-Traded Fund	MLP	Master Limited Partnership	SPI	Share Price Index Futures
EUR	Euro	MYR	Malaysian Ringgit	TIPS	Treasury Inflation Protected Securities
FTSE	Financial Times Stock Exchange	NOK	Norwegian Krone	TOPIX	Tokyo Stock Price Index
GBP	British Pound	NZD	New Zealand Dollar	TWD	Taiwan New Dollar
HKD	Hong Kong Dollar	OTC	Over-the-Counter	USD	U.S. Dollar

See Notes to Consolidated Financial Statements.

10	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Common Stocks	Shares	Value
Household Products — 0.1%
Procter & Gamble Co.	561	$45,828
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.	51	543
Industrial Conglomerates — 0.2%
General Electric Co.	2,668	77,639
Insurance — 0.5%
Aflac, Inc.	1,785	103,459
American International Group, Inc.	240	13,555
Chubb Ltd.	284	32,112
Genworth Financial, Inc., Class A (a)	766	2,129
Lincoln National Corp.	284	11,207
MetLife, Inc.	266	11,877
Torchmark Corp.	903	49,069
XL Group PLC	1,131	41,010

		264,418
Internet & Catalog Retail — 0.2%
Amazon.com, Inc. (a)	93	54,591
Netflix, Inc. (a)	427	39,216
Priceline Group, Inc. (a)	11	11,715

		105,522
Internet Software & Services — 0.5%
Alphabet, Inc., Class A (a)	127	96,691
Alphabet, Inc., Class C (a)	118	87,668
Facebook, Inc., Class A (a)	538	60,369

		244,728
IT Services — 0.3%
InterXion Holding NV (a)	637	20,008
MasterCard, Inc., Class A	463	41,221
Visa, Inc., Class A	1,312	97,731

		158,960
Leisure Products — 0.0%
Hasbro, Inc.	56	4,160
Machinery — 0.1%
PACCAR, Inc.	654	32,092
Pentair PLC	220	10,366

		42,458
Media — 0.1%
Discovery Communications, Inc., Class C (a)	53	1,442
Scripps Networks Interactive, Inc., Class A	168	10,243
Time Warner, Inc.	102	7,185
Twenty-First Century Fox, Inc., Class A	962	25,945
Viacom, Inc., Class B	464	21,177

		65,992
Multiline Retail — 0.0%
Kohl’s Corp.	205	10,199
Multi-Utilities — 0.0%
Public Service Enterprise Group, Inc.	112	4,626
Oil, Gas & Consumable Fuels — 4.7%
Anadarko Petroleum Corp.	206	8,053
Antero Midstream Partners LP — MLP	1,240	24,626
Apache Corp.	46	1,957
Cabot Oil & Gas Corp.	50	1,038
Chevron Corp.	628	54,303
Columbia Pipeline Partners LP — MLP	4,730	72,369

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	327	$12,779
Delek Logistics Partners LP — MLP	2,400	67,416
Dominion Midstream Partners LP — MLP	4,600	128,340
Energy Transfer Equity LP — MLP	1,870	16,232
Energy Transfer Partners LP — MLP (a)	1,610	47,881
Enterprise Products Partners LP — MLP	10,600	253,446
EOG Resources, Inc.	606	43,038
EQT Midstream Partners LP — MLP	1,220	83,045
Exxon Mobil Corp.	1,650	128,453
Genesis Energy LP — MLP	2,720	77,302
Magellan Midstream Partners LP — MLP	3,470	222,878
Marathon Oil Corp.	886	8,621
Marathon Petroleum Corp.	134	5,600
MPLX LP — MLP	6,122	188,374
Murphy Oil Corp.	61	1,196
ONEOK Partners LP — MLP	1,420	38,823
ONEOK, Inc.	993	24,736
Phillips 66	565	45,285
Phillips 66 Partners LP — MLP	720	40,810
Plains All American Pipeline LP — MLP	4,450	93,939
QEP Resources, Inc.	98	1,256
Rose Rock Midstream LP — MLP	520	5,710
Shell Midstream Partners LP — MLP	6,480	230,429
Sunoco Logistics Partners LP — MLP	3,890	86,630
Targa Resources Corp.	260	5,842
Targa Resources Partners LP — MLP	1,490	20,473
Tesoro Corp.	92	8,027
Tesoro Logistics LP — MLP	1,535	68,047
Valero Energy Corp.	335	22,736
Valero Energy Partners LP — MLP	1,060	47,043
Williams Cos., Inc.	270	5,211
Williams Partners LP — MLP	3,895	85,768

		2,277,712
Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co.	143	8,889
Johnson & Johnson	483	50,445
Merck & Co., Inc.	333	16,873
Pfizer, Inc.	1,072	32,685

		108,892
Real Estate Investment Trusts (REITs) — 4.7%
Alexandria Real Estate Equities, Inc.	540	42,757
Allied Properties Real Estate Investment Trust	2,038	48,444
AvalonBay Communities, Inc.	469	80,429
Beni Stabili SpA SIIQ	43,768	29,572
Boston Properties, Inc.	1,301	151,189
British Land Co. PLC	8,381	88,784
Cambridge Industrial Trust	61,100	22,350
CareTrust REIT, Inc.	2,910	29,857
CubeSmart	1,704	53,318
CyrusOne, Inc.	361	13,303
Derwent London PLC	740	34,322
Duke Realty Corp.	1,700	34,221
Empiric Student Property PLC	9,914	15,928
EPR Properties	417	24,999
Equity One, Inc.	1,549	42,938
Equity Residential	1,160	89,424
Essex Property Trust, Inc.	277	59,031
Extra Space Storage, Inc.	664	60,218
Federal Realty Investment Trust	83	12,519

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	11

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Gramercy Property Trust	3,470	$25,366
HCP, Inc.	865	31,088
Host Hotels & Resorts, Inc.	3,288	45,539
Japan Rental Housing Investments, Inc.	76	51,576
Kenedix Retail REIT Corp.	22	44,721
Kilroy Realty Corp.	817	45,646
Kimco Realty Corp.	1,213	32,981
Klepierre	865	37,491
Macerich Co.	443	34,541
Merlin Properties Socimi SA	1,920	22,297
National Health Investors, Inc.	493	29,915
Parkway Properties, Inc.	2,137	28,785
Pebblebrook Hotel Trust	753	18,388
Physicians Realty Trust	921	15,721
Prologis, Inc.	1,793	70,770
Retail Properties of America, Inc., Class A	3,769	58,457
Sekisui House Reit, Inc.	17	18,386
Simon Property Group, Inc.	835	155,544
SL Green Realty Corp.	529	51,107
STAG Industrial, Inc.	1,629	27,579
STORE Capital Corp.	937	23,228
Sunstone Hotel Investors, Inc.	3,207	38,099
Taubman Centers, Inc.	432	30,689
UDR, Inc.	1,187	42,245
Vastned Retail NV	887	38,835
Vicinity Centres	40,520	84,357
Welltower, Inc.	2,500	155,550
Wereldhave NV	591	32,287
Westfield Corp.	9,278	66,046

		2,290,837
Real Estate Management & Development — 1.4%
Cheung Kong Property Holdings Ltd.	20,500	111,117
China Resources Land Ltd.	14,000	34,599
Deutsche Wohnen AG (a)	1,746	45,858
Entra ASA (b)	4,296	33,828
First Capital Realty, Inc.	1,640	21,915
Heiwa Real Estate Co. Ltd.	3,800	39,360
Howard Hughes Corp. (a)	143	13,589
Kennedy Wilson Europe Real Estate PLC	830	13,238
Kungsleden AB	3,190	21,333
KWG Property Holding Ltd.	49,500	31,377
LEG Immobilien AG	340	27,598
Nomura Real Estate Holdings, Inc.	2,900	50,927
St. Modwen Properties PLC	4,182	23,161
Sumitomo Realty & Development Co. Ltd.	3,000	84,097
Sun Hung Kai Properties Ltd.	6,000	65,096
VIB Vermoegen AG	820	14,790
Wharf Holdings Ltd.	9,000	42,118

		674,001
Road & Rail — 0.0%
Union Pacific Corp.	203	14,616

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Ltd.	400	$53,484
Intel Corp.	353	10,950

		64,434
Software — 0.2%
Microsoft Corp.	1,574	86,712
Specialty Retail — 0.1%
AutoNation, Inc. (a)	386	16,695
CarMax, Inc. (a)	298	13,166
GameStop Corp., Class A	59	1,546
L Brands, Inc.	84	8,077
Staples, Inc.	362	3,229
Tractor Supply Co.	87	7,683

		50,396
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	1,659	161,487
SanDisk Corp.	82	5,797

		167,284
Textiles, Apparel & Luxury Goods — 0.1%
NIKE, Inc., Class B	738	45,763
Tobacco — 0.5%
Altria Group, Inc.	2,484	151,797
Reynolds American, Inc.	1,712	85,514

		237,311
Total Common Stocks — 17.1%		8,355,583

Investment Companies
Equity Funds — 19.2%
Energy Select Sector SPDR Fund	27,469	1,599,795
Financial Select Sector SPDR Fund (c)	130,767	2,838,952
Health Care Select Sector SPDR Fund	34,723	2,308,038
iShares Gold Trust (a)(d)(e)	248,203	2,675,628

		9,422,413
Fixed Income Funds — 18.4%
BlackRock Floating Rate Income Portfolio, Institutional Class (e)	914,958	8,994,035
Total Investment Companies — 37.6%		18,416,448

See Notes to Consolidated Financial Statements.

12	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	779	$909,029
2.00%, 1/15/26		359	407,484
1.75%, 1/15/28		289	321,955
3.63%, 4/15/28		242	322,198
2.50%, 1/15/29		276	333,542
3.88%, 4/15/29		296	409,228
3.38%, 4/15/32		114	157,047
2.13%, 2/15/40-2/15/41		349	422,294
0.75%, 2/15/42-2/15/45		765	689,658
0.63%, 2/15/43		253	221,311
1.38%, 2/15/44		380	398,085
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/17-7/15/24		6,625	6,581,009
2.63%, 7/15/17		269	281,680
1.63%, 1/15/18		283	293,492
1.38%, 7/15/18-1/15/20		637	668,479
2.13%, 1/15/19		260	277,142
1.88%, 7/15/19		295	315,636
1.25%, 7/15/20		550	580,325
1.13%, 1/15/21		629	659,726
0.63%, 7/15/21-1/15/26		1,702	1,728,361
0.38%, 7/15/23-7/15/25		1,505	1,494,525
0.25%, 1/15/25		747	727,132
Total U.S. Treasury Obligations — 37.2%			18,199,338

		Value
Total Long-Term Investments (Cost — $47,119,868) — 91.9%		$44,971,369

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.32% (e)(f)	1,450,990	1,450,990
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (e)(f)(g)	2,796	2,796,315
Total Short-Term Securities (Cost — $4,247,305) — 8.7%		4,247,305
Total Investments (Cost — $51,367,173) — 100.6%		49,218,674
Liabilities in Excess of Other Assets — (0.6)%		(289,394)

Net Assets — 100.0%		$48,929,280

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(e)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at July 31, 2015	Shares/ Beneficial Interest Purchased	Shares Sold	Shares Held at January 31, 2016	Value at January 31, 2016	Income		Realized Loss
BlackRock Floating Rate Income Portfolio, Institutional Class	1,125,585	20,816	(231,443)	914,958	$8,994,035	$208,891		$(100,537)
BlackRock Liquidity Funds, TempFund, Institutional Class	2,372,967	—	(921,977)[1]	1,450,990	$1,450,990	$1,859		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,796,315[2]	—	2,796,315	$2,796,315	$670	[3]	—
iShares Gold Trust	248,203	—	—	248,203	$2,675,628	—		—

[1]	Represents net shares sold.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	13

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Derivative Financial Instruments Outstanding as of Period End

       Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(33)	U.S. Treasury Notes (10 Year)	March 2016	USD	4,276,078	$(106,044)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	116,000	USD	80,108	HSBC Bank PLC	4/21/16	$ 1,670
CAD	7,800	USD	5,342	Royal Bank of Scotland PLC	4/21/16	227
CHF	25,800	USD	25,820	State Street Bank and Trust Co.	4/21/16	(542)
EUR	34,000	USD	36,939	BNP Paribas S.A.	4/21/16	(22)
EUR	3,500	USD	3,826	Morgan Stanley & Co. International PLC	4/21/16	(25)
EUR	2,000	USD	2,186	Northern Trust Corp.	4/21/16	(15)
GBP	17,464	USD	24,742	Morgan Stanley & Co. International PLC	4/21/16	148
ILS	13,000	USD	3,278	Morgan Stanley & Co. International PLC	4/21/16	12
JPY	7,372,000	USD	63,493	HSBC Bank PLC	4/21/16	(2,469)
NZD	4,248	USD	2,695	HSBC Bank PLC	4/21/16	42
SEK	40,000	USD	4,717	Goldman Sachs International	4/21/16	(44)
SEK	198,000	USD	23,224	Morgan Stanley & Co. International PLC	4/21/16	(94)
SEK	59,000	USD	6,883	State Street Bank and Trust Co.	4/21/16	9
SGD	8,000	USD	5,606	State Street Bank and Trust Co.	4/21/16	—
SGD	1,000	USD	694	State Street Bank and Trust Co.	4/21/16	7
SGD	39,400	USD	27,321	State Street Bank and Trust Co.	4/21/16	284
USD	61,966	AUD	90,800	Royal Bank of Scotland PLC	4/21/16	(2,046)
USD	22,795	EUR	21,000	State Street Bank and Trust Co.	4/21/16	(6)
USD	3,285	EUR	3,000	State Street Bank and Trust Co.	4/21/16	28
USD	5,429	EUR	5,000	UBS AG	4/21/16	—
USD	4,308	GBP	3,000	Bank of America N.A.	4/21/16	33
USD	5,744	GBP	4,000	Commonwealth Bank of Australia	4/21/16	43
USD	5,714	GBP	4,000	Morgan Stanley & Co. International PLC	4/21/16	13
USD	2,850	GBP	2,000	Royal Bank of Scotland PLC	4/21/16	—
USD	1,426	GBP	1,000	Royal Bank of Scotland PLC	4/21/16	1
USD	5,698	GBP	4,000	State Street Bank and Trust Co.	4/21/16	(3)
USD	26,028	HKD	203,000	Morgan Stanley & Co. International PLC	4/21/16	(60)
USD	1,154	HKD	9,000	Morgan Stanley & Co. International PLC	4/21/16	(3)
USD	4,983	HKD	39,000	Royal Bank of Scotland PLC	4/21/16	(29)
USD	56,516	HKD	443,000	State Street Bank and Trust Co.	4/21/16	(415)
USD	3,194	JPY	386,000	Goldman Sachs International	4/21/16	(1)
USD	1,677	JPY	196,000	HSBC Bank PLC	4/21/16	54
USD	1,448	JPY	175,000	Morgan Stanley & Co. International PLC	4/21/16	(1)
USD	2,552	JPY	303,000	Morgan Stanley & Co. International PLC	4/21/16	44
USD	2,584	JPY	306,000	Morgan Stanley & Co. International PLC	4/21/16	51
USD	3,453	JPY	408,000	Royal Bank of Scotland PLC	4/21/16	75
USD	31,055	NOK	276,733	Morgan Stanley & Co. International PLC	4/21/16	(796)
USD	22,622	SEK	194,000	Morgan Stanley & Co. International PLC	4/21/16	(41)
Total						$(3,871)

See Notes to Consolidated Financial Statements.

14	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	5,572	$39,563

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation
CMBX.NA Series 7 BBB-	3.00%	Credit Suisse International	1/17/47	BBB-	USD	2,000	$(259,861)	$(101,176)	$(158,685)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps
Reference Entity	Fixed Amount		Counterparty	Expiration Date	Contracts	Value	Premiums Paid (Received)	Unrealized Depreciation
Bloomberg Brent Crude Subindex[1]	USD 663,065	[2]	JPMorgan Chase Bank N.A.	6/29/16	3,613	$ (54,035)	—	$ (54,035)
S&P GSCI Commodity Excess Return Index[1]	USD 2,517,151	[2]	JPMorgan Chase Bank N.A.	6/29/16	12,632	(138,030)	—	(138,030)
Total						$(192,065)	—	$(192,065)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

OTC Total Return Swaps[1]
Reference Entity	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation	Net Value of Reference Entity
Equity Securities Long:	Morgan Stanley	2/3/16	$10,649	$92[2]	$10,656

[1]

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus 25 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The U.S. Federal Funds Rate is the specified benchmark used in determining the variable rate of interest.

[2]	Amount includes $85 of net dividends.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	15

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Morgan Stanley, as of period end, expiration date 2/3/16:

	Shares	Value
Reference Entity — Long
Taubman Centers, Inc.	150	$10,656

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,741	—	—	$ 2,741
Swaps - OTC	Unrealized appreciation on OTC swaps	—	—	$92	—	—	—	92
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 39,563	—	—	—	—	39,563

Total		—	$ 39,563	$92	$2,741	—	—	$ 42,396

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities - Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$106,044	—	$106,044
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$6,612	—	—	6,612
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$192,065	$259,861	—	—	—	—	451,926

Total		$192,065	$259,861	—	$6,612	$106,044	—	$564,582

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

16	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$166,408	—	—	—	$166,408
Foreign currency transactions	—	—	—	$(2,738)	—	—	(2,738)
Swaps	$(2,294,025)	$(85,028)	—	—	—	—	(2,379,053)

Total	$(2,294,025)	$(85,028)	$166,408	$(2,738)	—	—	$(2,215,383)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(106,044)	—	$(106,044)
Foreign currency translations	—	—	—	$(3,987)	—	—	(3,987)
Swaps	$849,721	$(99,547)	$ 92	—	—	—	750,266

Total	$849,721	$(99,547)	$ 92	$(3,987)	(106,044)	—	$640,235

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - long	$673,953
Average notional value of contracts - short	$2,138,039
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$233,574
Average amounts sold - in USD	$260,288
Credit default swaps:
Average notional value - sell protection	$8,822,000
Total return swaps:
Average notional value	$3,685,428

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Financial futures contracts	—	$18,047
Forward foreign currency exchange contracts	$2,741	6,612
Swaps - Centrally cleared	30,773	—
Swaps - OTC[1]	92	451,926

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$33,606	$476,585
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(30,773)	(18,047)

Total derivative assets and liabilities subject to an MNA	$2,833	$458,538

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statements of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	17

Consolidated Schedule of Investments (continued)	BlackRock Multi-Asset Real Return Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 125	—	—	—	$125
Commonwealth Bank of Australia	43	—	—	—	43
HSBC Bank PLC	1,766	$(1,766)	—	—	—
Morgan Stanley & Co. International PLC	268	(268)	—	—	—
Royal Bank of Scotland PLC	303	(303)	—	—	—
State Street Bank and Trust Co.	328	(328)	—	—	—
Total	$2,833	$(2,665)	—	—	$168

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A.	$22	—	—	—	$22
Credit Suisse International	259,861	—	—	—	259,861
Goldman Sachs International	45	—	—	—	45
HSBC Bank PLC	2,469	$(1,766)	—	—	703
JPMorgan Chase Bank N.A.	192,065	—	—	$(192,065)	—
Morgan Stanley & Co. International PLC	1,020	(268)	—	—	752
Royal Bank of Scotland PLC	2,075	(303)	—	—	1,772
State Street Bank and Trust Co.	966	(328)	—	—	638
Northern Trust Corp.	15	—	—	—	15
Total	$458,538	$(2,665)	—	$(192,065)	$263,808

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$7,206,710	$1,148,873	—	$8,355,583
Investment Companies	18,416,448	—	—	18,416,448
U.S. Treasury Obligations	—	18,199,338	—	18,199,338
Short-Term Securities	1,450,990	2,796,315	—	4,247,305

Total	$27,074,148	$22,144,526	—	$49,218,674

[1]	See above Consolidated Schedule of Investments for values in each industry.

See Notes to Consolidated Financial Statements.

18	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Asset Real Return Fund

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$39,563	—	$39,563
Equity contracts	—	92	—	92
Foreign currency exchange contracts	—	2,741	—	2,741
Liabilities:
Commodity contracts	—	(192,065)	—	(192,065)
Credit contracts	—	(158,685)	—	(158,685)
Foreign currency exchange contracts	—	(6,612)	—	(6,612)
Interest rate contracts	$(106,044)	—	—	(106,044)

Total	$(106,044)	$(314,966)	—	$(421,010)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$2,061,602	—	—	$2,061,602
Foreign currency at value	9,132	—	—	9,132
Cash pledged for financial futures contracts	45,000	—	—	45,000
Cash pledged as collateral for OTC derivatives	510,000	—	—	510,000
Cash pledged for centrally cleared swaps	358,260	—	—	358,260
Liabilities:
Collateral on securities loaned at value	—	$(2,796,315)	—	(2,796,315)

Total	$2,983,994	$(2,796,315)	—	$187,679

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	19

Consolidated Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Strategic Risk Allocation Fund
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Australia — 8.4%
Australia Government Inflation Linked Bond:
1.00%, 11/21/18	AUD	813	$614,466
4.00%, 8/20/20		171	232,598
1.25%, 2/21/22		433	350,969
3.00%, 9/20/25		464	473,028
2.50%, 9/20/30		436	434,729
2.00%, 8/21/35		391	347,137

			2,452,927
Canada — 4.4%
Canadian Government Inflation Linked Bond:
4.25%, 12/01/26	CAD	255	378,075
4.00%, 12/01/31		244	374,153
2.00%, 12/01/41		179	192,686
1.50%, 12/01/44		281	266,082
1.25%, 12/01/47		96	83,040

			1,294,036
France — 6.5%
Republic of France Inflation Linked Bond:
0.45%, 7/25/16	EUR	184	210,589
0.10%, 7/25/21		334	381,302
1.10%, 7/25/22		339	444,188
1.85%, 7/25/27		346	497,688
0.70%, 7/25/30		306	368,013

			1,901,780
Germany — 1.7%
Deutsche Bundesrepublik Inflation Linked Bond:
0.75%, 4/15/18		119	140,664
1.75%, 4/15/20		46	59,664
0.10%, 4/15/23		157	187,088
0.50%, 4/15/30		75	93,060

			480,476
Sweden — 8.9%
Sweden Inflation Linked Bond:
0.50%, 6/01/17	SEK	3,515	432,735
4.00%, 12/01/20		855	160,055
0.25%, 6/01/22		4,880	618,790
1.00%, 6/01/25		3,410	461,244
3.50%, 12/01/28		4,335	933,585

			2,606,409

Foreign Government Obligations		Par (000)	Value
United Kingdom — 4.1%
United Kingdom Gilt Inflation Linked Bond:
0.13%, 3/22/24	GBP	62	$101,990
0.13%, 3/22/29		74	129,635
0.75%, 3/22/34		61	126,804
1.13%, 11/22/37		103	276,762
0.13%, 3/22/44		175	348,623
0.75%, 11/22/47		75	212,992

			1,196,806
Total Foreign Government Obligations — 34.0%			9,932,434

Investment Companies		Shares
Fixed Income Funds — 7.0%
iShares TIPS Bond ETF (a)		18,331	2,042,073
Total Long-Term Investments (Cost — $13,557,725) — 41.0%			11,974,507

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.32% (a)(b)(c)		10,672,284	10,672,284
Total Short-Term Securities (Cost — $10,672,284) — 36.6%			10,672,284

Options Purchased
(Cost — $520,576) — 0.4%			118,521
Total Investments Before Options Written (Cost — $24,750,585) — 78.0%			22,765,312

Options Written
(Premiums Received — $92,774) — (0.5)%			(156,837)
Total Investments Net of Options Written — 77.5%			22,608,475
Other Assets Less Liabilities — 22.5%			6,557,821

Net Assets — 100.0%			$29,166,296

Notes to Consolidated Schedule of Investments

(a)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Shares Sold	Shares Held at January 31, 2016	Value at January 31, 2016	Income	Realized Gain (Loss)

BlackRock Liquidity Funds, TempFund, Institutional Class	18,716,182	(8,043,898)[1]	10,672,284	$10,672,284	$10,567	$ 354
iShares TIPS Bond ETF	28,501	(10,170)	18,331	$2,042,073	$10,527	$(116,959)

[1]	Represents net shares sold.

(b)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(c)	Current yield as of period end.

See Notes to Consolidated Financial Statements.

20	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

1	ASX SPI 200 Index Futures[1]	March 2016	USD	87,849	$ 1,626
14	Australian Government Bonds (10 Year)	March 2016	USD	1,282,284	28,000
(16)	CBOE Volatility Index Futures[1]	March 2016	USD	341,200	42,026
16	E-Mini MSCI Emerging Markets Index Futures[1]	March 2016	USD	598,240	(28,602)
(1)	E-Mini S&P 500 Index	March 2016	USD	96,505	5,430
10	E-Mini S&P 500 Index[1]	March 2016	USD	965,050	(53,502)
11	Euro STOXX 50 Index[1]	March 2016	USD	360,824	(24,247)
2	FTSE 100 Index[1]	March 2016	USD	171,188	(460)
15	Japanese Government Bonds (10 Year)	March 2016	USD	1,864,329	21,413
2	Russell 2000 Mini Index[1]	March 2016	USD	206,280	(19,408)
1	TOPIX Index[1]	March 2016	USD	118,862	(10,836)

Total					$(38,560)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased			Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	124,000	[1]	USD	86,365	JPMorgan Chase Bank N.A.	3/02/16	$ 1,261
BRL	360,000	[1]	USD	87,709	Deutsche Bank AG	3/02/16	1,430
CAD	82,000	[1]	USD	57,459	JPMorgan Chase Bank N.A.	3/02/16	1,075
EUR	165,000	[1]	USD	180,595	JPMorgan Chase Bank N.A.	3/02/16	(1,711)
EUR	106,000	[1]	USD	114,898	JPMorgan Chase Bank N.A.	3/02/16	22
JPY	15,226,000	[1]	USD	129,220	JPMorgan Chase Bank N.A.	3/02/16	(3,374)
KRW	122,359,000	[1]	USD	101,240	UBS AG	3/02/16	735
SEK	615,000	[1]	USD	71,931	JPMorgan Chase Bank N.A.	3/02/16	(215)
USD	75,693	[1]	AUD	106,000	JPMorgan Chase Bank N.A.	3/02/16	786
USD	93,075	[1]	AUD	128,000	JPMorgan Chase Bank N.A.	3/02/16	2,622
USD	3,740,670	[1]	AUD	5,198,062	JPMorgan Chase Bank N.A.	3/02/16	67,385
USD	169,863	[1]	BRL	658,000	Deutsche Bank AG	3/02/16	6,938
USD	185,803	[1]	CAD	258,000	JPMorgan Chase Bank N.A.	3/02/16	1,636
USD	1,869,745	[1]	CAD	2,489,724	JPMorgan Chase Bank N.A.	3/02/16	92,517
USD	4,768,086	[1]	EUR	4,485,702	JPMorgan Chase Bank N.A.	3/02/16	(95,065)
USD	2,217,315	[1]	GBP	1,471,006	JPMorgan Chase Bank N.A.	3/02/16	121,188
USD	183,094	[1]	INR	12,330,000	UBS AG	3/02/16	2,429
USD	932,931	[1]	JPY	114,357,633	JPMorgan Chase Bank N.A.	3/02/16	(12,261)
USD	353,036	[1]	KRW	405,539,000	UBS AG	3/02/16	15,055
USD	92,907	[1]	MYR	391,000	JPMorgan Chase Bank N.A.	3/02/16	(975)
USD	68,750	[1]	RUB	4,641,000	UBS AG	3/02/16	7,804
USD	4,094,657	[1]	SEK	35,748,468	JPMorgan Chase Bank N.A.	3/02/16	(74,006)
USD	172,814	[1]	TWD	5,613,000	JPMorgan Chase Bank N.A.	3/02/16	4,431

Total							$139,707

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value

10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	2/26/16	USD	4,400	$ 27
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	2/26/16	USD	900	6
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.85%	Pay	3-month LIBOR	2/26/16	USD	11,900	5
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.85%	Pay	3-month LIBOR	2/26/16	USD	2,500	1
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	1/09/17	USD	2,000	20,276
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.60%	Pay	3-month LIBOR	1/09/17	USD	2,000	20,276
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.85%	Pay	3-month LIBOR	1/09/17	USD	6,250	38,965
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.85%	Pay	3-month LIBOR	1/09/17	USD	6,250	38,965

Total									$118,521

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value

10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.90%	Pay	3-month LIBOR	1/09/17	USD	3,100	$ (78,418)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	1.90%	Pay	3-month LIBOR	1/09/17	USD	3,100	(78,419)

Total									$(156,837)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)

CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	2,390	$ 17,276
CDX.NA.IG Series 25 Version 1	1.00%	12/20/20	BBB+	USD	5,980	(31,768)
iTraxx Crossover Series 24 Version 1	5.00%	12/20/20	B+	EUR	725	(16,989)
iTraxx Europe Series 24 Version 1	1.00%	12/20/20	A-	EUR	5,150	(26,384)

Total						$(57,865)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation

CDX.EM Series 24 Version 2	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BB+	USD	3,528	$(405,476)	$(397,616)	$(7,860)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

22	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

OTC Total Return Swaps

Reference Entity	Fixed Rate (Amount)/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Canadian (10 Year) Bond Futures March 2016	CAD 1,714,080[2]	Bank of America N.A.	2/23/16	12	$39,335	—	$ 39,335
Long Gilt Futures March 2016	GBP 842,240[2]	Bank of America N.A.	2/24/16	7	30,869	—	30,869
U.S. Treasury (10 Year) Notes Futures March 2016	USD 5,571,859[2]	Bank of America N.A.	2/25/16	43	149,125	—	149,125
U.S. Treasury (10 Year) Notes Futures March 2016	USD 2,332,406[2]	Bank of America N.A.	2/25/16	18	17,703	—	17,703
Euro-Bund Futures March 2016	EUR 1,143,450[2]	Bank of America N.A.	3/04/16	7	46,329	—	46,329
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.06%[3]	JPMorgan Chase Bank N.A.	3/18/16	56	(6,855)	—	(6,855)
MSCI Emerging Markets Net Total Return Index[1]	3-month LIBOR plus 0.10%[3]	JPMorgan Chase Bank N.A.	3/18/16	2,362	(46,860)	—	(46,860)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 713,772[2]	BNP Paribas S.A.	3/18/16	3,948	(113,096)	—	(113,096)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 91,662[2]	BNP Paribas S.A.	3/18/16	507	(12,510)	—	(12,510)
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR[3]	JPMorgan Chase Bank N.A.	3/28/16	81	(17,469)	—	(17,469)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 609,635[2]	JPMorgan Chase Bank N.A.	3/28/16	3,372	(14,898)	—	(14,898)
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.14%[3]	JPMorgan Chase Bank N.A.	6/17/16	154	(18,802)	—	(18,802)
FTSE EPRA/NAREIT Developed Index[1]	3-month LIBOR minus 0.14%[3]	JPMorgan Chase Bank N.A.	6/17/16	57	(6,959)	—	(6,959)
MSCI Emerging Markets Net Total Return Index[1]	3-month LIBOR plus 0.10%[3]	BNP Paribas S.A.	6/17/16	2,478	(49,188)	—	(49,188)
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.14%[3]	JPMorgan Chase Bank N.A.	6/17/16	5,802	(120,386)	—	(120,386)
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.14%[3]	JPMorgan Chase Bank N.A.	6/17/16	724	(15,022)	—	(15,022)
MSCI World Small Cap Net Total Return Index[1]	3-month LIBOR minus 0.14%[3]	JPMorgan Chase Bank N.A.	6/17/16	434	(9,005)	—	(9,005)
S&P GSCI Excess Return on the Light Energy Index[1]	USD 1,379,633[2]	BNP Paribas S.A.	6/20/16	7,631	(19,549)	—	(19,549)
Total					$(167,238)	—	$(167,238)

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Fund receives the total return of the reference entity and pays the floating amount. Net payment made at termination.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

Transactions in Options Written for the Period Ended January 31, 2016

	Calls
	Notional (000)

	USD	Premiums Received

Outstanding options, beginning of period	—	—
Options written	6,200	$92,774

Outstanding options, end of period	6,200	$92,774

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Financial futures contracts	Net unrealized appreciation[1]	—	—	$49,082	—	$ 49,413	—	$98,495
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$327,314	—	—	327,314
Options purchased	Investments at value – unaffiliated[2]	—	—	—	—	118,521	—	118,521
Swaps - OTC	Unrealized appreciation on OTC swaps;	—		—	—	283,361	—	283,361
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$17,276	—	—	—	—	17,276

Total		—	$17,276	$49,082	$327,314	$451,295	—	$844,967

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities - Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	$137,055	—	—	—	$ 137,055
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$187,607	—	—	187,607
Options written	Options written, at value	—	—	—	—	$156,837	—	156,837
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	$160,053	$405,476	290,546	—	—	—	856,075
Swaps - centrally cleared	Net unrealized depreciation[1]	—	75,141	—	—	—	—	75,141

Total		$160,053	$480,617	$427,601	$187,607	$156,837	—	$1,412,715

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Consolidated Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$ (502,164)	—	$128,652	—	$ (373,512)
Foreign currency transactions	—	—	—	$700,846	—	—	700,846
Swaps	$(773,312)	$(222,164)	(696,515)	—	331,476	—	(1,360,515)

Total	$(773,312)	$(222,164)	$(1,198,679)	$700,846	$460,128	—	$(1,033,181)

See Notes to Consolidated Financial Statements.

24	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$ (33,865)	—	$ (46,435)	—	$ (80,300)
Foreign currency translations	—	—	—	$(161,973)	—	—	(161,973)
Options[1]	—	—	—	—	(374,437)	—	(374,437)
Swaps	$140,759	$(63,920)	(143,041)	—	62,818	—	(3,384)

Total	$140,759	$(63,920)	$(176,906)	$(161,973)	$(358,054)	—	$(620,094)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - long	$ 8,037,894
Average notional value of contracts - short	$ 435,415
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$19,163,153
Average amounts sold - in USD	$ 414,709
Average notional value of swaption contracts purchased	$27,950,000
Average notional value of swaption contracts written	$ 3,100,000
Credit default swaps:
Average notional value - sell protection	$22,662,656
Total return swaps:
Average notional value	$25,450,585

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$100,297		$2,470
Forward foreign currency exchange contracts	327,314		187,607
Options	118,521	[1]	156,837
Swaps - Centrally cleared	26,830		—
Swaps - OTC[2]	283,361		856,075

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$737,802		$1,202,989
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(127,127)		(2,470)

Total derivative assets and liabilities subject to an MNA	$729,196		$1,200,519

[1]

Includes options purchased at value which is included as Investments at value - unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statements of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Risk Allocation Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$283,361	—	—	—	$283,361
Deutsche Bank AG	8,368	—	—	—	8,368
JPMorgan Chase Bank N.A.	411,444	$(411,444)	—	—	—
UBS AG	26,023	—	—	—	26,023

Total	$729,196	$(411,444)	—	—	$317,752

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas S.A.	$ 194,343	—	—	$(194,343)	—
JPMorgan Chase Bank N.A.	1,006,176	$(411,444)	—	(594,732)	—

Total	$1,200,519	$(411,444)	—	(789,075)	—

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$9,932,434	—	$9,932,434
Investment Companies	$2,042,073	—	—	2,042,073
Short-Term Securities	10,672,284	—	—	10,672,284
Options Purchased:
Interest Rate Contracts	—	118,521	—	118,521

Total	$12,714,357	$10,050,955	—	$22,765,312

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$17,276	—	$17,276
Equity contracts	$49,082	—	—	49,082
Foreign currency exchange contracts	—	327,314	—	327,314
Interest rate contracts	49,413	283,361	—	332,774
Liabilities:
Commodity contracts	—	(160,053)	—	(160,053)
Credit contracts	—	(83,001)	—	(83,001)
Equity contracts	(137,055)	(290,546)	—	(427,601)
Foreign currency exchange contracts	—	(187,607)	—	(187,607)
Interest rate contracts	—	(156,837)	—	(156,837)

Total	$(38,560)	$(250,093)	—	$(288,653)

[1]

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Consolidated Financial Statements.

26	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Risk Allocation Fund

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1	—	—	$1
Foreign currency at value	4,978,044	—	—	4,978,044
Cash pledged for financial futures contracts	243,260	—	—	243,260
Cash pledged for centrally cleared swaps	433,710	—	—	433,710
Cash pledged as collateral for OTC derivatives	1,220,000	—	—	1,220,000

Total	$6,875,015	—	—	$6,875,015

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	27

Consolidated Statements of Assets and Liabilities

January 31, 2016 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Assets
Investments at value — unaffiliated[1,2]	$33,301,706	$10,050,955
Investments at value — affiliated[3]	15,916,968	12,714,357
Cash	2,061,602	1
Cash pledged:
Collateral — OTC derivatives	510,000	1,220,000
Financial futures contracts	45,000	243,260
Centrally cleared swaps	358,260	433,710
Foreign currency at value[4]	9,132	4,978,044
Receivables:
Investments sold	389,260	—
Securities lending income — affiliated	589	—
Capital shares sold	293,637	47
Dividends — affiliated	—	2,926
Dividends — unaffiliated	57,245	—
Interest	22,690	32,545
From the Manager	10,747	4,521
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,741	327,314
OTC swaps	92	283,361
Variation margin receivable on financial futures contracts	—	100,297
Variation margin receivable on centrally cleared swaps	30,773	26,830
Prepaid expenses	24,947	35,420

Total assets	53,035,389	30,453,588

Liabilities
Collateral on securities loaned at value	2,796,315	—
Options written at value[5]	—	156,837
Payables:
Investments purchased	524,996	—
Capital shares redeemed	190,056	95
Investment advisory fees	11,643	3,672
Officer’s and Trustees’ fees	2,801	2,608
Other accrued expenses	100,137	76,199
Other affiliates	1,755	1,041
Service and distribution fees	1,821	688
Swap premiums received	101,176	397,616
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,612	187,607
OTC swaps	350,750	458,459
Variation margin payable on financial futures contracts	18,047	2,470

Total liabilities	4,106,109	1,287,292

Net Assets	$48,929,280	$29,166,296

Net Assets Consist of
Paid-in capital	$54,322,169	$33,215,444
Distributions in excess of net investment income	(220,908)	(548,379)
Accumulated net realized loss	(2,602,362)	(1,246,992)
Net unrealized appreciation (depreciation)	(2,569,619)	(2,253,777)

Net Assets	$48,929,280	$29,166,296

[1] Investments at cost — unaffiliated	$34,485,660	$11,957,873
[2] Securities loaned at value	$2,810,555	—
[3] Investments at cost — affiliated	$16,881,513	$12,792,712
[3] Market value of securities loans	2,810,555	—
[4] Foreign currency at cost	$9,042	$5,050,211
[5] Premiums received	—	$92,774

See Notes to Consolidated Financial Statements.

28	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Statements of Assets and Liabilities (concluded)

January 31, 2016 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Net Asset Value
Institutional
Net assets	$44,787,238	$27,317,912

Shares outstanding[6]	5,118,906	3,079,449

Net asset value	$8.75	$8.87

Investor A
Net assets	$2,689,285	$1,348,507

Shares outstanding[6]	308,091	152,188

Net asset value	$8.73	$8.86

Investor C
Net assets	$1,452,757	$499,877

Shares outstanding[6]	167,184	56,551

Net asset value	$8.69	$8.84

[6]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	29

Consolidated Statements of Operations

Six Months Ended January 31, 2016 (Unaudited)	BlackRock Multi-Asset Real Return Fund	BlackRock Strategic Risk Allocation Fund

Investment Income
Dividends — affiliated	$210,750	$21,094
Dividends — unaffiliated	211,278	—
Interest[1]	(5,309)[2]	46,981
Securities lending — affiliated — net	670	—
Foreign taxes withheld	(1,320)	—

Total income	416,069	68,075

Expenses
Investment advisory	171,743	127,283
Professional	49,950	56,910
Accounting services	8,795	6,461
Administration	12,165	7,213
Registration	27,328	22,156
Printing	19,262	14,216
Service and distribution — class specific	12,694	5,063
Administration — class specific	5,748	3,400
Officer and Trustees	3,835	3,473
Transfer agent — class specific	23,655	6,476
Custodian	8,305	2,268
Miscellaneous	13,353	8,950

Total expenses	356,833	263,869
Less:
Fees waived by the Manager	(87,270)	(78,838)
Administration fees waived	(227)	(133)
Administration fees waived — class specific	(5,523)	(3,399)
Transfer agent fees waived — class specific	(293)	(198)
Transfer agent fees reimbursed — class specific	(20,925)	(6,072)
Expenses reimbursed by Manager	(1,287)	(522)

Total expenses after fees waived and reimbursed	241,308	174,707

Net investment income (loss)	174,761	(106,632)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(15,407)	53,565
Investments — affiliated	(100,537)	(116,959)
Capital gain distributions received from affiliated investment companies	—	354
Financial futures contracts	166,408	(373,512)
Swaps	(2,379,053)	(1,360,516)
Foreign currency transactions	(4,207)	714,118

	(2,332,796)	(1,082,950)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,920,892)	(897,923)
Investments — affiliated	(300,329)	72,285
Options written	—	(64,063)
Financial futures contracts	(106,044)	(80,300)
Swaps	750,266	(3,384)
Foreign currency translations	(3,869)	(217,656)

	(2,580,868)	(1,191,041)

Total realized and unrealized loss	(4,913,664)	(2,273,991)

Net Decrease in Net Assets Resulting from Operations	$(4,738,903)	$(2,380,623)

[1]	Includes monthly inflationary and deflationary adjustments to income. See Note 4 of the Notes to Consolidated Financial Statements.

[2]	Includes amortization of bond premiums and deflationary adjustments for U.S. Treasury and Foreign Government Inflation Bonds which exceeded the aggregate of interest accrued to income for the period.

See Notes to Consolidated Financial Statements.

30	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Asset Real Return Fund		BlackRock Strategic Risk Allocation Fund
Increase (Decrease) in Net Assets:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income (loss)	$174,761	$476,059	$(106,632)	$(206,356)
Net realized gain (loss)	(2,332,796)	(4,945,297)	(1,082,950)	2,303,703
Net change in unrealized appreciation (depreciation)	(2,580,868)	(198,270)	(1,191,041)	(1,768,720)

Net increase (decrease) in net assets resulting from operations	(4,738,903)	(4,667,508)	(2,380,623)	328,627

Distributions to Shareholders[1]
From net investment income:
Institutional	(685,024)	(1,177,037)	(1,283,526)	(937,282)
Investor A	(36,647)	(52,779)	(59,585)	(43,538)
Investor C	(3,336)	(20,189)	(15,733)	(19,182)
From net realized gain:
Institutional	—	(1,400,718)	—	(65,224)
Investor A	—	(76,175)	—	(3,192)
Investor C	—	(46,178)	—	(1,627)

Decrease in net assets resulting from distributions to shareholders	(725,007)	(2,773,076)	(1,358,844)	(1,070,045)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(10,644,336)	(4,546,434)	(5,353,394)	11,260,213

Net Assets
Total increase (decrease) in net assets	(16,108,246)	(11,987,018)	(9,092,861)	10,518,795
Beginning of period	65,037,526	77,024,544	38,259,157	27,740,362

End of period	$48,929,280	$65,037,526	$29,166,296	$38,259,157

Undistributed (distributions in excess of) net investment income, end of period	$(220,908)	$329,338	$(548,379)	$917,097

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	31

Consolidated Financial Highlights	BlackRock Multi-Asset Real Return Fund

	Institutional
	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.65	$10.66	$10.47	$10.00

Net investment income[2]	0.03	0.07	0.18	0.09
Net realized and unrealized gain (loss)	(0.80)	(0.71)	0.29	0.38

Net increase (decrease) from investment operations	(0.77)	(0.64)	0.47	0.47

Distributions:[3]
From net investment income	(0.13)	(0.17)	(0.20)	—
From net realized gain	—	(0.20)	(0.08)	—

Total distributions	(0.13)	(0.37)	(0.28)	—

Net asset value, end of period	$8.75	$9.65	$10.66	$10.47

Total Return[4]
Based on net asset value	(7.97)%[5]	(5.99)%	4.61%	4.70%[5]

Ratios to Average Net Assets
Total expenses[6]	1.20%[7]	1.17%	1.28%	3.48%[7,8]

Total expenses after fees waived and reimbursed[6]	0.80%[7]	0.80%	0.80%	0.79%[7]

Net investment income[6]	0.66%[7]	0.70%	1.73%	1.47%[7]

Supplemental Data
Net assets, end of period (000)	$44,787	$ 60,082	$65,182	$11,915

Portfolio turnover rate	10%	42%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Investments in underlying funds	0.17%	0.20%	0.35%	0.41%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional Shares would have been 3.60%.

See Notes to Consolidated Financial Statements.

32	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Financial Highlights (continued)	BlackRock Multi-Asset Real Return Fund

	Investor A
	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.61	$10.62	$10.45	$10.00

Net investment income[2]	0.01	0.04	0.15	0.08
Net realized and unrealized gain (loss)	(0.78)	(0.71)	0.30	0.37

Net increase (decrease) from investment operations	(0.77)	(0.67)	0.45	0.45

Distributions:[3]
From net investment income	(0.11)	(0.14)	(0.20)	—
From net realized gain	—	(0.20)	(0.08)	—

Total distributions	(0.11)	(0.34)	(0.28)	—

Net asset value, end of period	$8.73	$9.61	$10.62	$10.45

Total Return[4]
Based on net asset value	(8.05)%[5]	(6.30)%	4.34%	4.50%[5]

Ratios to Average Net Assets
Total expenses[6]	1.51%[7]	1.48%	1.65%	3.73%[7,8]

Total expenses after fees waived and reimbursed[6]	1.05%[7]	1.05%	1.05%	1.05%[7]

Net investment income[6]	0.32%[7]	0.38%	1.40%	1.34%[7]

Supplemental Data
Net assets, end of period (000)	$2,689	$2,917	$9,533	$464

Portfolio turnover rate	10%	42%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Investments in underlying funds	0.17%	0.20%	0.35%	0.41%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A Shares would have been 3.85%.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	33

Consolidated Financial Highlights (concluded)	BlackRock Multi-Asset Real Return Fund

	Investor C
	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.51	$10.53	$10.41	$10.00

Net investment income (loss)[2]	(0.01)	(0.03)	0.09	0.04
Net realized and unrealized gain (loss)	(0.79)	(0.70)	0.28	0.37

Net increase (decrease) from investment operations	(0.80)	(0.73)	0.37	0.41

Distributions:[3]
From net investment income	(0.02)	(0.09)	(0.17)	—
From net realized gain	—	(0.20)	(0.08)	—

Total distributions	(0.02)	(0.29)	(0.25)	—

Net asset value, end of period	$8.69	$9.51	$10.53	$10.41

Total Return[4]
Based on net asset value	(8.42)%[5]	(6.95)%	3.56%	4.10%[5]

Ratios to Average Net Assets
Total expenses[6]	2.27%[7]	2.22%	2.41%	4.42%[7,8]

Total expenses after fees waived and reimbursed[6]	1.80%[7]	1.80%	1.80%	1.79%[7]

Net investment income (loss)[6]	(0.31)%[7]	(0.30)%	0.87%	0.66%[7]

Supplemental Data
Net assets, end of period (000)	$1,453	$2,038	$2,310	$271

Portfolio turnover rate	10%	42%	140%	40%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Investments in underlying funds	0.17%	0.20%	0.35%	0.41%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 4.54%.

See Notes to Consolidated Financial Statements.

34	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Financial Highlights	BlackRock Strategic Risk Allocation Fund

	Institutional
	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.96	$10.11	$9.54	$10.00

Net investment loss[2]	(0.03)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	(0.64)	0.28	1.02	(0.40)

Net increase (decrease) from investment operations	(0.67)	0.22	0.95	(0.42)

Distributions:[3]
From net investment income	(0.42)	(0.35)	(0.38)	(0.04)
From net realized gain	—	(0.02)	—	—

Total distributions	(0.42)	(0.37)	(0.38)	(0.04)

Net asset value, end of period	$8.87	$9.96	$10.11	$9.54

Total Return[4]
Based on net asset value	(6.80)%[5]	2.24%	10.24%	(4.25)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.52%[7]	1.52%	1.69%	2.36%[7,8]

Total expenses after fees waived and reimbursed[6]	1.00%[7]	1.00%	1.00%	0.99%[7]

Net investment loss[6]	(0.60)%[7]	(0.61)%	(0.67)%	(0.35)%[7]

Supplemental Data
Net assets, end of period (000)	$27,318	$35,597	$26,325	$24,404

Portfolio turnover rate	0%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Investments in underlying funds	0.09%	0.09%	0.10%	0.18%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional Shares would have been 2.57%.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	35

Consolidated Financial Highlights (continued)	BlackRock Strategic Risk Allocation Fund

	Investor A
	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.09	$9.53	$10.00

Net investment loss[2]	(0.04)	(0.09)	(0.08)	(0.02)
Net realized and unrealized gain (loss)	(0.64)	0.28	1.00	(0.41)

Net increase (decrease) from investment operations	(0.68)	0.19	0.92	(0.43)

Distributions:[3]
From net investment income	(0.39)	(0.33)	(0.36)	(0.04)
From net realized gain	—	(0.02)	—	—

Total distributions	(0.39)	(0.35)	(0.36)	(0.04)

Net asset value, end of period	$8.86	$9.93	$10.09	$9.53

Total Return[4]
Based on net asset value	(6.89)%[5]	1.97%	9.92%	(4.35)%[5]

Ratios to Average Net Assets
Total expenses[6]	1.94%[7]	1.94%	2.09%	2.38%[7,8]

Total expenses after fees waived and reimbursed[6]	1.25%[7]	1.25%	1.25%	1.24%[7]

Net investment loss[6]	(0.85)%[7]	(0.86)%	(0.81)%	(0.30)%[7]

Supplemental Data
Net assets, end of period (000)	$1,349	$1,811	$1,014	$378

Portfolio turnover rate	0%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Investments in underlying funds	0.09%	0.09%	0.10%	0.18%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor A Shares would have been 2.59%.

See Notes to Consolidated Financial Statements.

36	BLACKROCK FUNDS	JANUARY 31, 2016

Consolidated Financial Highlights (concluded)	BlackRock Strategic Risk Allocation Fund

	Investor C
	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$9.84	$10.02	$9.48	$10.00

Net investment loss[2]	(0.08)	(0.16)	(0.16)	(0.06)
Net realized and unrealized gain (loss)	(0.63)	0.29	1.00	(0.42)

Net increase (decrease) from investment operations	(0.71)	0.13	0.84	(0.48)

Distributions:[3]
From net investment income	(0.29)	(0.29)	(0.30)	(0.04)
From net realized gains	—	(0.02)	—	—

Total distributions	(0.29)	(0.31)	(0.30)	(0.04)

Net asset value, end of period	$8.84	$9.84	$10.02	$9.48

Total Return[4]
Based on net asset value	(7.30)%[5]	1.32%	9.09%	(4.86)%[5]

Ratios to Average Net Assets
Total expenses[6]	2.60%[7]	2.59%	2.80%	3.00%[7,8]

Total expenses after fees waived and reimbursed[6]	2.00%[7]	2.00%	2.00%	1.98%[7]

Net investment loss[6]	(1.60)%[7]	(1.56)%	(1.67)%	(0.98)%[7]

Supplemental Data
Net assets, end of period (000)	$500	$851	$402	$313

Portfolio turnover rate	0%	4%	77%	59%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended January 31, 2016	Year Ended July 31,		Period December 27, 2012[1] to
	(Unaudited)	2015	2014	July 31, 2013
Investments in underlying funds	0.09%	0.09%	0.10%	0.18%

[7]	Annualized.

[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 3.21%.

See Notes to Consolidated Financial Statements.

BLACKROCK FUNDS	JANUARY 31, 2016	37

Notes to Consolidated Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-Asset Real Return Fund	Multi-Asset Real Return	Diversified
BlackRock Strategic Risk Allocation Fund	Strategic Risk Allocation	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each share class bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

As of January 31, 2016, Strategic Risk Allocation’s investment in BlackRock Liquidity Funds, TempFund was 37% of the Fund’s net assets. The financial statements of BlackRock Liquidity Funds, TempFund, including the Schedules of Investments, can be read in conjunction with Strategic Risk Allocation’s financial statements. BlackRock Liquidity Funds, TempFund financial statements are included in filings under BlackRock Liquidity Funds, which are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Multi-Asset Real Return and Strategic Risk Allocation include the accounts of BlackRock Cayman Multi-Asset Real Return Fund Ltd. (“Cayman Multi-Asset Real Return”) and BlackRock Cayman Strategic Risk Allocation Fund Ltd. (“Cayman Strategic Risk Allocation”) (the “Subsidiaries”), which are wholly owned subsidiaries of the respective Fund and primarily invest in commodity-related instruments and other derivatives. The Subsidiaries enable the Funds to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. Each Fund may invest up to 25% of its total assets measured at the time of investment in its respective Subsidiary. The net assets of Cayman Multi-Asset Real Return as of period end were $5,056,483, which is 10.3% of Multi-Asset Real Return’s consolidated net assets. The net assets of Cayman Strategic Risk Allocation as of period end were $2,775,995, which is 9.5% of Strategic Risk Allocation’s consolidated net assets. The accompanying Consolidated Schedules of Investments and consolidated financial statements of each Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiaries are subject to the same investment policies and restrictions that apply to the Funds, except that the Subsidiaries may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of each Subsidiary included in the consolidated financial statements:

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Consolidated Statements of Assets and Liabilities
Total assets	$5,056,483	$ 2,775,995
Total liabilities	—	—

Net assets	$5,056,483	$ 2,775,995

Consolidated Statements of Operations
Net investment income (loss)	$(3)	$ 1,873
Net realized gain (loss) from:
Financial futures contracts	—	(513,324)
Swaps	(2,294,025)	(1,471,822)
Foreign currency transactions	—	712,883

	$(2,294,025)	$(1,272,263)

38	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

	Cayman Multi-Asset Real Return	Cayman Strategic Risk Allocation
Net change in unrealized appreciation (depreciation)
Investments - affiliated	$49,641	—
Financial futures contracts	—	$ (46,793)
Swaps	849,721	(2,282)
Foreign currency translations	—	(161,973)

	899,362	(211,048)

Net decrease in net assets resulting from operations	$(1,394,666)	$(1,481,438)

Consolidated Statements of Changes in Net Assets
Net investment income	$137	$ 4,062
Net realized loss	(7,217,219)	(117,511)
Net change in unrealized appreciation (depreciation)	(30,647)	341,258

Net increase (decrease) in net assets resulting from operations	$(7,247,729)	$ 227,809

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting polices:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The Manager applies this defensive posture as applicable and consistent with each Fund prospectus.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have past are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated

BLACKROCK FUNDS	JANUARY 31, 2016	39

Notes to Consolidated Financial Statements (continued)

as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiaries in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

40	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such instrument, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative instruments have been included in the Consolidated Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization

BLACKROCK FUNDS	JANUARY 31, 2016	41

Notes to Consolidated Financial Statements (continued)

of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Consolidated Schedule of Investments, and the value of the related collateral are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Multi-Asset Real Return securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$2,810,555	$(2,810,555)	—

[1]

Collateral with a value of $2,796,315 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could

42	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited, if any, is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for the variation margin in the Consolidated Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds are reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

BLACKROCK FUNDS	JANUARY 31, 2016	43

Notes to Consolidated Financial Statements (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedules of Investments and cash deposited is recorded on the Consolidated Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Total return swaps (basket swaps) — The Funds enter into total return swap agreements to obtain exposure to a portfolio of long and short securities without owning such securities. Under the terms of an agreement, the swap is designed to function as a portfolio of direct investments in long

44	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

and short equity. This means that each Fund has the ability to trade in and out of long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. A change in the market value of a total return swap is included in change in unrealized appreciation (depreciation) on swaps in the Consolidated Statements of Operations. Positions within the swap are reset periodically, and financing fees are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing fees become available for cash settlement between the Funds and the swap counterparty. The amounts that are available for cash settlement are included in realized gains (losses) on swaps in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) between the Funds and the counterparty. Certain swaps have no stated expiration and can be terminated by either party at any time.

Master Netting Arrangements: In order to better define the Funds’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, a Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, a Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory Fees

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such

BLACKROCK FUNDS	JANUARY 31, 2016	45

Notes to Consolidated Financial Statements (continued)

services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Multi-Asset Real Return	Strategic Risk Allocation
Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%	0.75%
$1 Billion - $3 Billion	0.56%	0.71%
$3 Billion - $5 Billion	0.54%	0.68%
$5 Billion - $10 Billion	0.52%	0.65%
Greater than $10 Billion	0.51%	0.64%

The Manager, with respect to each Fund, voluntarily agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, for Multi-Asset Real Return, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed income mutual funds managed by BlackRock or its affiliates. These amounts are included in fees waived by the Manager in the Consolidated Statements of Operations. However, for Strategic Risk Allocation, the Manager does not waive its management fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the six months ended January 31, 2016, the amounts waived were as follows:

Multi-Asset Real Return	$31,596
Strategic Risk Allocation	$4,801

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Funds pay the Manager based on the Funds’ net assets, which includes the assets of the Subsidiaries.

The Manager, with respect to each Fund, entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to Multi-Asset Real Return, the Manager has also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), which is also an affiliate of the Manager. The Manager pays BIL and BRS, as applicable, for services they provide a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

Service and Distribution Fees

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended January 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Multi-Asset Real Return	$4,027	$8,667	$12,694
Strategic Risk Allocation	$1,948	$3,115	$ 5,063

Other Fees

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

46	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended January 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$101	$100	$98	$299
Strategic Risk Allocation	$108	$ 62	$29	$199

For the six months ended January 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$20,220	$2,165	$1,270	$23,655
Strategic Risk Allocation	$ 4,561	$1,537	$ 378	$ 6,476

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The administration fees, which is shown as administration in the Consolidated Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2016, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$5,252	$322	$174	$5,748
Strategic Risk Allocation	$3,182	$156	$ 62	$3,400

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived and administration fees waived — class specific in the Consolidated Statements of Operations.

For the six months ended January 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Multi-Asset Real Return	$141
Strategic Risk Allocation	$56

For the six months ended January 31, 2016, affiliates received CDSCs of $369 for Investor C Shares of Multi-Asset Real Return.

Expense Limitations, Waivers and Recoupments

The Manager, with respect to each Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business.

BLACKROCK FUNDS	JANUARY 31, 2016	47

Notes to Consolidated Financial Statements (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to December 1, 2016 unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a fund. The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C
Multi-Asset Real Return	0.80%	1.05%	1.80%
Strategic Risk Allocation	1.00%	1.25%	2.00%

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Consolidated Statements of Operations. For the six months ended January 31, 2016, the amounts included in fees waived by the Manager were as follows:

Multi-Asset Real Return	$55,674
Strategic Risk Allocation	$74,037

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$5,028	$322	$173	$5,523
Strategic Risk Allocation	$3,181	$156	$ 62	$3,399

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$ 96	$99	$98	$293
Strategic Risk Allocation	$107	$62	$29	$198

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Multi-Asset Real Return	$17,897	$1,879	$1,149	$20,925
Strategic Risk Allocation	$ 4,262	$1,471	$ 339	$ 6,072

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and (2) the Manager or an affiliate continues to serve as a Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On January 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2016	2017	2018
Multi-Asset Real Return
Fund Level	$115,838	$112,927	$57,188
Institutional	$25,915	$56,679	$23,021
Investor A	$2,291	$7,648	$2,301
Investor C	$1,234	$3,102	$1,420
Strategic Risk Allocation
Fund Level	$162,792	$151,290	$74,692
Institutional	$6,828	$8,688	$7,550
Investor A	$641	$2,796	$1,689
Investor C	$480	$603	$430

48	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Consolidated Statements of Operations. For the six months ended January 31, 2016, Multi-Asset Real Return paid BIM $167 for securities lending agent services.

Officer and Trustees Fees

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statements of Operations.

7. Purchases and Sales:

For the six months ended January 31, 2016, purchases and sales of investments, excluding short-term securities were as follows:

Purchases	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$3,482,587	—
U.S. Government Securities	1,690,153	—

Total Purchases	$5,172,740	—

Sales	Multi-Asset Real Return	Strategic Risk Allocation
Non-U.S. Government Securities	$11,757,812	$5,526,591
U.S. Government Securities	6,284,677	—

Total Sales	$18,042,489	$5,526,591

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for the two years ended July 31, 2015 and the period ended July 31, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

As of period end, Multi-Asset Real Return had a capital loss carryforward of $201,973, with no expiration dates, available to offset future realized capital gains.

BLACKROCK FUNDS	JANUARY 31, 2016	49

Notes to Consolidated Financial Statements (continued)

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Multi-Asset Real Return	Strategic Risk Allocation

Tax cost	$51,263,530	$24,842,006

Gross unrealized appreciation	$1,142,590	$18,251
Gross unrealized depreciation	(3,187,446)	(2,094,945)

Net unrealized depreciation	$(2,044,856)	$(2,076,694)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract;

50	BLACKROCK FUNDS	JANUARY 31, 2016

Notes to Consolidated Financial Statements (continued)

therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
Multi-Asset Real Return	Shares	Amount	Shares	Amount
Institutional
Shares sold	455,917	$ 4,201,000	2,762,567	$ 27,927,767
Shares issued in reinvestment of distributions	15,886	142,655	85,894	834,881
Shares redeemed	(1,580,822)	(14,624,915)	(2,737,572)	(27,070,579)

Net increase (decrease)	(1,109,019)	$(10,281,260)	110,889	$ 1,692,069

Investor A
Shares sold	150,964	$ 1,395,597	155,266	$ 1,591,010
Shares issued in reinvestment of distributions	3,958	35,460	12,726	123,436
Shares redeemed	(150,379)	(1,359,908)	(762,189)	(7,914,129)

Net increase (decrease)	4,543	$ 71,149	(594,197)	$(6,199,683)

Investor C
Shares sold	36,793	$ 333,192	55,003	$ 555,355
Shares issued in reinvestment of distributions	364	3,252	6,861	66,138
Shares redeemed	(84,259)	(770,669)	(67,026)	(660,313)

Net decrease	(47,102)	$ (434,225)	(5,162)	$ (38,820)

Total Net Decrease	(1,151,578)	$(10,644,336)	(488,470)	$(4,546,434)

Strategic Risk Allocation
Institutional
Shares sold	45,561	$ 442,289	1,124,130	$11,494,501
Shares issued in reinvestment of distributions	19,705	177,740	2,482	24,495
Shares redeemed	(559,901)	(5,401,043)	(157,069)	(1,573,355)

Net increase (decrease)	(494,635)	$(4,781,014)	969,543	$ 9,945,641

Investor A
Shares sold	13,323	$ 125,137	118,385	$1,207,729
Shares issued in reinvestment of distributions	6,504	58,600	4,654	45,839
Shares redeemed	(49,991)	(471,040)	(41,191)	(413,225)

Net increase (decrease)	(30,164)	$(287,303)	81,848	$ 840,343

BLACKROCK FUNDS	JANUARY 31, 2016	51

Notes to Consolidated Financial Statements (concluded)

	Six Months Ended January 31, 2016		Year Ended July 31, 2015
Strategic Risk Allocation (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	6,290	$58,650	102,446	$1,032,359
Shares issued in reinvestment of distributions	1,605	14,432	1,984	19,449
Shares redeemed	(37,872)	(358,159)	(57,989)	(577,579)

Net increase (decrease)	(29,977)	$(285,077)	46,441	$474,229

Total Net Increase (Decrease)	(554,776)	$(5,353,394)	1,097,832	$11,260,213

At January 31, 2016, shares owned by BlackRock HoldCo 2, Inc., an affiliate of Strategic Risk Allocation, were as follows:

	Institutional	Investor A	Investor C
Shares	2,504,182	2,509	2,509

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

52	BLACKROCK FUNDS	JANUARY 31, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Collette Chilton, Trustee

Frank J. Fabozzi, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective September 25, 2015, John M. Perlowski was appointed to serve as an Interested Trustee of the Trust.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were appointed to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited Edinburgh, United Kingdom EH3 8BL BlackRock (Singapore) Limited[1] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Multi-Asset Real Return.

BLACKROCK FUNDS	JANUARY 31, 2016	53

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	BLACKROCK FUNDS	JANUARY 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	JANUARY 31, 2016	55

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MRRSRA-1/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: April 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: April 1, 2016

3